                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-37707
                                                               File No. 811-2071


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]
                                  --------


     Post-Effective Amendment No.   65                                       [X]
                                  ------
                                                                     AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No.   65
                   ------


                           DELAWARE GROUP INCOME FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania                    19103-7094
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code:                 800 523-1918
                                                                    ------------

Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            October 17, 2002
                                                                ----------------

It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b)

__X__ on October 17, 2002 pursuant to paragraph (b)

_____ 60 days after filing pursuant to paragraph (a)(1)

_____ on (date) pursuant to paragraph (a)(1)

_____ 75 days after filing pursuant to paragraph (a)(2)

_____ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 65 to Registration File No. 2-37707 includes the following:


1.     Facing Page

2.     Contents Page

3.     Part A - Prospectuses

4.     Part B - Statement of Additional Information

5.     Part C - Other Information

6.     Signatures

7.     Exhibits

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


FIXED INCOME

Prospectus

September 30, 2002


DELAWARE
Corporate Bond Fund
DELAWARE
Extended Duration Bond Fund
Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

..................................................................
Fund profiles                                              page 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                            2
..................................................................
How we manage the Funds                                     page5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Funds                             8
..................................................................
Who manages the Funds                                      page 9
Investment manager                                              9
Portfolio manager                                               9
Who's who?                                                     10
..................................................................
About your account                                        page 11
Investing in the Funds                                         11
   Choosing a share class                                      11
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               17
Dividends, distributions and taxes                             19
Certain management considerations                              19
..................................................................
Financial highlights                                      page 20
..................................................................
Glossary                                                  page 24

Profile: Delaware Corporate Bond Fund and
         Delaware Extended Duration Bond Fund

What are the Funds' goals?
   Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Funds

o  Investors with medium or long-range goals.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds

o  Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors seeking long-term growth of capital.

What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and eleven years.


Under normal circumstances, each Fund will invest at least 80% of its net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.


What are the main risks of investing in the Funds? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

How have the Funds performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the Funds' Class A shares for the past three calendar years, as well as average annual returns of all shares for the one-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

As of September 30, 2002, the Delaware Corporate Bond Fund's Class A shares had a calendar year-to-date return of 5.88%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.69% for the quarter ended March 31, 2001 and its lowest quarterly return was -1.97% for the quarter ended June 30, 1999.

As of September 30, 2002, the Delaware Extended Duration Bond Fund's Class A shares had a calendar year-to-date return of 4.76%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.09% for the quarter ended March 31, 2001 and its lowest quarterly return was -3.07% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

Year-by-year total return (Class A)

     Delaware Corporate Bond Fund
     Delaware Extended Duration Bond Fund

-2.02%  -5.57%         5.34%  6.39%      12.15%  14.38%
--------------------------------------------------------
     1999                  2000                2001

Average annual returns for periods ending 12/31/01     Delaware Corporate Bond Fund                             1 year    lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                       Class A return before taxes                               7.11%       4.02%
                                                       Class A return after taxes on distributions               4.28%       1.50%
                                                       Class A return after taxes on distributions
                                                         and sale of Fund shares                                 4.26%       1.91%
                                                       Class B return before taxes*                              7.32%       4.35%
                                                       Class C return before taxes*                             10.31%       4.75%
                                                       Lehman Brothers U.S. Credit Index (reflects no
                                                         deduction for fees, expenses, or taxes)                10.40%       5.53%

  The Fund's returns are compared to the performance of the Lehman Brothers U.S. Credit Index. You should remember that unlike the
  Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary.
  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 11.32% and 4.75% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 11.31% and 4.75% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class
  C shares was September 15, 1998. Lehman Brothers U.S. Credit Index returns are for 10 years. Index return for Class B and Class
  C lifetimes was 5.53%.

Average annual returns for periods ending 12/31/01     Delaware Extended Duration Bond Fund                     1 year    lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                       Class A return before taxes                               9.29%       3.80%
                                                       Class A return after taxes on distributions               6.28%       1.19%
                                                       Class A return after taxes on distributions and
                                                         sale of Fund shares                                     5.56%       1.67%
                                                       Class B return before taxes*                              9.52%       4.10%
                                                       Class C return before taxes*                             12.51%       4.54%
                                                       Lehman Brothers Long U.S. Credit Index (reflects
                                                         no deduction for fees, expenses, or taxes)             12.16%       4.80%

  The Fund's returns are compared to the performance of the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary.
  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 13.52% and 4.49% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 13.51% and 4.54% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class
  C shares was September 15, 1998. Lehman Brothers Long U.S. Credit Index returns are for 10 years. Index return for Class B and
  Class C lifetimes was 4.80%.


Profile: Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (continued)

What are the Funds' fees and expenses?     CLASS                                                     A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly       Maximum sales charge (load) imposed on
from your investments when you buy or         purchases as a percentage of offering price        4.50%        none         none
sell shares of each Fund.                  Maximum contingent deferred sales charge (load)
                                              as a percentage of original purchase price or
                                              redemption price, whichever is lower               none(1)    4.00%(2)     1.00%(3)
                                           Maximum sales charge (load) imposed on
                                              reinvested dividends                                none        none         none
                                           Redemption fees                                        none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from each Fund's assets.

                                                            Delaware Corporate Bond Fund       Delaware Extended Duration Bond Fund
                                                         Class A      Class B      Class C       Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                             0.50%       0.50%        0.50%         0.55%        0.55%       0.55%
Distribution and service (12b-1) fees                       0.30%(4)    1.00%        1.00%         0.30%(4)     1.00%       1.00%
Other expenses                                              0.47%       0.47%        0.47%         0.43%        0.43%       0.43%
Total annual fund operating expenses                        1.27%       1.97%        1.97%         1.28%        1.98%       1.98%
Fee waivers and payments(5)                                (0.47%)     (0.42%)      (0.42%)       (0.48%)      (0.43%)     (0.43%)
Net expenses                                                0.80%       1.55%        1.55%         0.80%        1.55%       1.55%
------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                       Delaware Corporate Bond Fund                                    Delaware Extended Duration Bond Fund
Class(7)          A           B            B           C            C           A            B           B           C            C
                               (if redeemed)            (if redeemed)                        (if redeemed)            (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
1 year         $528        $158         $558        $158         $258        $528         $158        $558        $158         $258
3 years        $790        $578         $803        $578         $578        $792         $580        $805        $580         $580
5 years      $1,072      $1,024       $1,174      $1,024       $1,024      $1,077       $1,028      $1,178      $1,028       $1,028
10 years     $1,875      $2,080       $2,080      $2,262       $2,262      $1,885       $2,090      $2,090      $2,272       $2,272

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within the first two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of
    4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years,
    1.00% during the sixth year, and 0.00% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through September 30, 2003 to no more than 0.25% of average daily net assets.

(5) The investment manager has contracted to waive fees and pay expenses through September 30, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the expense waivers for the one-year contracted period and the total operating expenses without expense waivers for years two through ten.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

4

How we manage the Funds

Our Investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                             ----------------------------------------------------------------------

Corporate bonds: Debt obligations issued by a                Under normal circumstances, each Fund will invest at least 80% of its
corporation.                                                 net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval.
Debt securities within the top three categories              However, shareholders will be given notice at least 60 days prior to
comprise what are known as high-grade bonds and are          any such change.
regarded as having a strong ability to pay principal
and interest. Securities in the fourth category are
known as medium-grade bonds and are regarded as having
an adequate capacity to pay principal and interest but
with greater vulnerability to adverse economic
conditions and speculative characteristics.

High-yield corporate bonds: Debt obligations issued by       Both Funds may invest up to 20% of net assets in high-yield corporate
a corporation and rated lower than investment grade by       bonds.
an NRSRO such as S&P or Moody's. High-yield bonds are
higher risk securities issued by corporations that have      We carefully evaluate an individual company's financial situation,
poor credit quality and may have difficulty repaying         its management, the prospects for its industry and the technical
principal and interest.                                      factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations          The Funds may invest in direct U.S. government obligations; however,
including bills, notes, bonds as well as other debt          these securities will typically be a smaller percentage of the
securities issued by the U.S. Treasury and securities        portfolio because they generally do not offer as high a level of
of U.S. government agencies or instrumentalities.            current income as other fixed-income securities the Funds may invest
                                                             in.

Zero coupon bonds and pay-in-kind bonds: Zero coupon         We may invest in zero coupon bonds and payment-in-kind bonds. We
securities are debt obligations which do not entitle         expect payment-in-kind bonds to be a less significant component of
the holder to any periodic payments of interest prior        our strategy. The market prices of these bonds are generally more
to maturity or a specified date when the securities          volatile than the market prices of securities that pay interest
begin paying current interest. Therefore, they are           periodically and are likely to react to changes in interest rates to
issued and traded at a price lower than their face           a greater degree than interest-paying bonds having similar maturities
amounts or par value. Payment-in-kind bonds pay              and credit quality. They may have certain tax consequences which,
interest or dividends in the form of additional bonds        under certain conditions, could be adverse to the Funds.
or preferred stock.

Foreign corporate and government securities: Debt            Each Fund may invest up to 15% of its net assets in securities of
obligations issued by a foreign corporation and              issuers in foreign countries.
securities issued by foreign governments.

Corporate commercial paper: Short-term debt obligations      We may invest in commercial paper that is rated P-1 or P-2 by Moody's
with maturities ranging from two to 270 days, issued by      and/or A-1 or A-2 by S&P. We may also invest in unrated commercial
companies.                                                   paper if we determine its quality is comparable to these quality ratings.
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
6

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                             ----------------------------------------------------------------------
Short-term debt or money market instruments: Very            Each Fund may hold short-term debt or money market securities pending
short-term debt securities generally considered to be        an investment in other securities or when the manager feels that it
equivalent to cash.                                          is prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds'
                                                             manager.

Repurchase agreements: An agreement between a buyer of       Typically, we use repurchase agreements as a short-term investment
securities, such as a Fund, and a seller of securities       for our cash position. In order to enter into these repurchase
in which the seller agrees to buy the securities back        agreements, we must have collateral of 102% of the repurchase price.
within a specified time at the same price the buyer          A Fund will only enter into repurchase agreements in which the
paid for them, plus an amount equal to an agreed upon        collateral is comprised of U.S. government securities.
interest rate. Repurchase agreements are often viewed
as equivalent to cash.

Restricted securities: Privately placed securities           We may invest in privately placed securities including those that are
whose resale is restricted under securities law.             eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.
                                                             Restricted securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an          Interest rate swaps may be used to adjust a Fund's sensitivity to
interest rate swap, a fund receives payments from            interest rates by changing its duration. We may also use interest
another party based on a floating interest rate in           rate swaps to hedge against changes in interest rates. We use index
return for making payments based on a fixed interest         swaps to gain exposure to markets that a Fund invests in, such as the
rate. An interest rate swap can also work in reverse,        corporate bond market. We may also use index swaps as substitute for
with a fund receiving payments based on a fixed              futures, options or forward contracts if such contracts are not
interest rate and making payments based on a floating        directly available to a Fund on favorable terms.
interest rate. In an index swap, a fund receives gains
and incurs losses based on the total return of an            Interest rate swaps and index swaps will be considered illiquid
index, in exchange for making fixed or floating              securities (see below).
interest rate payments to another party.

Illiquid securities: Securities that do not have a           We may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities and achieve their investment objectives. We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Funds bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                             -----------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on high quality
securities in a certain market--like the stock or bond       individual bonds that we believe can provide a steady stream of
market--will decline in value because of factors such        income regardless of interim fluctuations in the bond market. We do
as economic conditions, future expectations or investor      not try to predict overall interest rate movements and generally do
confidence.                                                  not buy and sell securities for short-term purposes.

Index swaps are subject to the same market risks as the      In evaluating the use of an index swap, we carefully consider how
investment market or sector that the index represents.       market changes could affect the swap and how that compares to us
Depending on the actual movements of the index and how       investing directly in the market the swap is intended to represent.
well the portfolio manager forecasts those movements, a
fund could experience a higher or lower return than
anticipated.

Interest rate risk is the risk that securities will          Interest rate risk is a significant risk for these Funds. In striving
decrease in value if interest rates rise. The risk is        to manage this risk, we monitor economic conditions and the interest
greater for bonds with longer maturities than for those      rate environment and may adjust each Fund's duration or average
with shorter maturities.                                     maturity as a defensive measure against interest rate risk.

Swaps may be particularly sensitive to interest rate         A Fund will not invest in swaps with maturities of more than two
changes. Depending on the actual movements of interest       years. Each business day we will calculate the amount a Fund must pay
rates and how well the portfolio manager anticipates         for any swaps it holds and will segregate enough cash or other liquid
them, a fund could experience a higher or lower              securities to cover that amount.
return than anticipated.

Credit risk is the possibility that a bond's issuer (or      We strive to minimize credit risk by investing primarily in higher
an entity that insures the bond) will be unable to make      quality, investment grade corporate bonds.
timely payments of interest and principal.
                                                             Any portion of the portfolio that is invested in high-yielding, lower
Investing in so-called "junk" or "high-yield" bonds          quality corporate bonds is subject to greater credit risk. We strive
entails the risk of principal loss, which may be greater     to manage that risk through careful bond selection, by limiting the
than the risk involved in investment grade bonds,            percentage of the portfolio that can be invested in lower quality
particularly in times of economic declines. High-yield       bonds and by maintaining a diversified portfolio of bonds
bonds are sometimes issued by companies whose earnings       representing a variety of industries and issuers.
at the time the bond is issued are less than the
projected debt payments on the bonds.                        When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.

Liquidity risk is the possibility that securities            We limit the percentage of the portfolio that can be invested in
cannot be readily sold within seven days at                  illiquid securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

8

Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                                   Investment management fees

                                                                                Delaware
                                                     Delaware              Extended Duration
                                                Corporate Bond Fund            Bond Fund
--------------------------------------------------------------------------------------------
As a percentage of average daily net assets           0.08%*                    0.12%*

*Reflects a waiver of fees by the manager.

Portfolio manager

Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.

Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Funds      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary distributor        |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS  o Class A shares have an up-front sales charge of up to 4.50% that you
  A pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

       o If you invest $100,000 or more, your front-end sales charge will be reduced.

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25% through September 30, 2003) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A Sales Charges --------------------------------------------------------------------------------------------------------------
                                                  Sales charge as %          Sales charge as %             Dealer's commission as
                          Amount of purchase      of offering price          of amount invested            % of offering price
                      --------------------------------------------------------------------------------------------------------------
                        Less than $100,000             4.50%                      4.71%                          4.00%

                           $100,000 but
                          under $250,000               3.50%                      3.63%                          3.00%

                           $250,000 but
                          under $500,000               2.50%                      2.56%                          2.00%

                           $500,000 but
                          under $1,000,000             2.00%                      2.04%                          1.60%
                      --------------------------------------------------------------------------------------------------------------
                      As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
                      However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                      --------------------------------------------------------------------------------------------------------------
                                                  Sales charge as %          Sales charge as %             Dealer's commission as
                          Amount of purchase      of offering price          of amount invested            % of offering price
                      --------------------------------------------------------------------------------------------------------------
                      $1 million up to $5 million      none                       none                           1.00%

                          Next $20 million
                          up to $25 million            none                       none                           0.50%

                        Amount over $25 million        none                       none                           0.25%
                      --------------------------------------------------------------------------------------------------------------

CLASS  o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently limited to 0.25% through September 30, 2003). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

       o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS  o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Unlike Class B shares, Class C shares do not automatically convert into another class.

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investment Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

Online Account Access
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

--------------------------------------------------------------------------------
Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                           Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                            Year ended  9/15/98(1)
                       Delaware                                                                                   7/31     through
The Financial          Corporate Bond Fund                                               2002(3)    2001          2000     7/31/99
highlights tables      -----------------------------------------------------------------------------------------------------------
are intended to help   Net asset value, beginning of period                            $5.370      $5.07        $5.280      $5.500
you understand the
Funds' financial       Income (loss) from investment operations:
performance. All
"per share"            Net investment income                                            0.364       0.370        0.353       0.201
information reflects
financial results      Net realized and unrealized gain (loss) on investments          (0.152)      0.299       (0.210)     (0.216)
for a single Fund                                                                      ------      ------       ------      ------
share. This            Total from investment operations                                 0.212       0.669        0.143      (0.015)
information has been                                                                   ------      ------       ------      ------
audited by Ernst &     Less dividends and distributions:
Young LLP, whose
report, along with     Dividends from net investment income                            (0.362)     (0.369)      (0.353)     (0.201)
the Funds' financial
statements, is         Distributions from net realized gain on investments                 --          --           --      (0.004)
included in the                                                                        ------      ------       ------      ------
Funds' annual          Total dividends and distributions                               (0.362)     (0.369)      (0.353)     (0.205)
report, which is                                                                       ------      ------       ------      ------
available upon         Net asset value, end of period                                  $5.220      $5.370       $5.070      $5.280
request by calling                                                                     ======      ======       ======      ======
800 523-1918.          Total return(2)                                                  4.02%      13.72%        2.85%      (0.34%)

                       Ratios and supplemental data:

                       Net assets, end of period (000 omitted)                        $17,932      $5,596       $2,790      $1,377

                       Ratio of expenses to average net assets                          0.80%       0.80%        0.80%       0.80%

                       Ratio of expenses to average net assets prior to expense
                          limitation and expenses paid indirectly                       1.22%       1.20%        1.27%       1.26%

                       Ratio of net investment income to average net assets             6.79%       7.16%        6.84%       5.75%

                       Ratio of net investment income to average net assets prior
                          to expense limitation and expenses paid indirectly            6.37%       6.76%        6.37%       5.29%

                       Portfolio turnover                                              1,044%        709%         118%        175%
                       -----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

How to read the          Net investment income      Net realized and unrealized gain      Net asset value (NAV)
Financial highlights     Net investment income      (loss) on investments                 This is the value of a
                         includes dividend and      A realized gain (loss) on             mutual fund share,
                         interest income earned     investments occurs when               calculated by dividing
                         from a fund's              we sell an investment at              the net assets by the
                         investments; it is after   a profit, while a                     number of shares
                         expenses have been         realized loss on                      outstanding.
                         deducted.                  investments occurs when
                                                    we sell an investment at
                                                    a loss. When an
                                                    investment increases or
                                                    decreases in value but we
                                                    do not sell it, we record
                                                    an unrealized gain or
                                                    loss. The amount of
                                                    realized gain per share,
                                                    if any, that we pay to
                                                    shareholders would be
                                                    listed under "Less
                                                    dividends and
                                                    distributions-Distributions
                                                    from net realized gain on
                                                    investments."

20

                                             Class B                                           Class C
----------------------------------------------------      --------------------------------------------
                                              Period                                            Period
                             Year ended   9/15/98(1)                           Year ended   9/15/98(1)
                                   7/31      through                                 7/31      through
     2002(3)           2001        2000      7/31/99        2002(3)      2001        2000      7/31/99
----------------------------------------------------      --------------------------------------------
   $5.370            $5.070      $5.280       $5.500      $5.370       $5.070      $5.280       $5.500

    0.325             0.331       0.315        0.171       0.324        0.331       0.316        0.171

   (0.152)            0.300      (0.210)      (0.216)     (0.152)       0.299      (0.210)      (0.216)
   ------            ------      ------       ------      ------       ------      ------       ------
    0.173             0.631       0.105       (0.045)      0.172        0.630       0.106       (0.045)
   ------            ------      ------       ------      ------       ------      ------       ------

   (0.323)           (0.331)     (0.315)      (0.171)     (0.322)      (0.330)     (0.316)      (0.171)

       --                --          --       (0.004)         --           --          --       (0.004)
   ------            ------      ------       ------      ------       ------      ------       ------
   (0.323)           (0.331)     (0.315)      (0.175)     (0.322)      (0.330)     (0.316)      (0.175)
   ------            ------      ------       ------      ------       ------      ------       ------
   $5.220            $5.370      $5.070       $5.280      $5.220       $5.370      $5.070       $5.280
   ======            ======      ======       ======      ======       ======      ======       ======
    3.25%            12.89%       2.09%       (0.88%)      3.24%       12.88%       2.10%       (0.88%)


  $11,709            $4,736      $2,057       $1,236      $6,063       $1,804        $296         $303

    1.55%             1.55%       1.55%        1.55%       1.55%        1.55%       1.55%        1.55%

    1.97%             1.95%       2.02%        2.01%       1.97%        1.95%       2.02%        2.01%

    6.04%             6.41%       6.09%        5.00%       6.04%        6.41%       6.09%        5.00%

    5.62%             6.01%       5.62%        4.54%       5.62%        6.01%       5.62%        4.54%

   1,044%              709%        118%         175%      1,044%         709%        118%         175%

Total return           Net assets              Ratio of expenses to     Ratio of net investment    Portfolio turnover
This represents the    Net assets represent    average net assets       income to average net      This figure tells
rate that an           the total value of      The expense ratio is     assets                     you the amount of
investor would have    all the assets in a     the percentage of        We determine this          trading activity in
earned or lost on an   fund's portfolio,       net assets that a        ratio by dividing          a fund's portfolio.
investment in a        less any                fund pays annually       net investment             For example, a fund
fund. In calculating   liabilities, that       for operating            income by average          with a 50% turnover
this figure for the    are attributable to     expenses and             net assets.                has bought and sold
financial highlights   that class of the       management fees.                                    half of the value of
table, we include      fund.                   These expenses                                      its total investment
fee waivers, exclude                           include accounting                                  portfolio during the
front-end and                                  and administration                                  stated period.
contingent deferred                            expenses, services
sales charges, and                             for shareholders,
assume the                                     and similar
shareholder has                                expenses.
reinvested all
dividends and
realized gains.

                                                                                                                           Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                           Year ended   9/15/98(1)
                       Delaware Extended                                                                         7/31      through
                       Duration Bond Fund                                               2002(3)    2001          2000      7/31/99
                       -----------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period                           $5.260      $4.890       $5.150       $5.500

                       Income (loss) from investment operations:

                       Net investment income                                           0.384       0.369        0.360        0.206

                       Net realized and unrealized gain (loss) on investments         (0.218)      0.370       (0.260)      (0.347)
                                                                                      ------      ------       ------       ------
                       Total from investment operations                                0.166       0.739        0.100       (0.141)
                                                                                      ------      ------       ------       ------

                       Less dividends and distributions:

                       Dividends from net investment income                           (0.376)     (0.369)      (0.360)      (0.206)

                       Distributions from net realized gain on investments                --          --           --       (0.003)
                                                                                      ------      ------       ------       ------
                       Total dividends and distributions                              (0.376)     (0.369)      (0.360)      (0.209)
                                                                                      ------      ------       ------       ------
                       Net asset value, end of period                                 $5.050      $5.260       $4.890       $5.150
                                                                                      ======      ======       ======       ======
                       Total return(2)                                                 3.16%      15.76%        2.08%       (2.68%)

                       Ratios and supplemental data:

                       Net assets, end of period (000 omitted)                        $4,629      $3,346       $1,948       $1,042

                       Ratio of expenses to average net assets                         0.80%       0.80%        0.80%        0.80%

                       Ratio of expenses to average net assets prior to
                          expense limitation and expenses paid indirectly              1.23%       1.26%        1.23%        1.27%

                       Ratio of net investment income to average net assets            7.34%       7.38%        7.24%        5.88%

                       Ratio of net investment income to average net assets
                          prior to expense limitation and expenses paid indirectly     6.91%       6.92%        6.81%        5.41%

                       Portfolio turnover                                               923%        642%         115%         201%
                       -----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

                                             Class B                                           Class C
----------------------------------------------------      --------------------------------------------
                                              Period                                            Period
                             Year ended   9/15/98(1)                           Year ended   9/15/98(1)
                                   7/31      through                                 7/31      through
     2002(3)           2001        2000      7/31/99        2002(3)      2001        2000      7/31/99
----------------------------------------------------      --------------------------------------------

   $5.260            $4.890      $5.150       $5.500      $5.260       $4.890      $5.150       $5.500

    0.343             0.331       0.323        0.172       0.343        0.331       0.323        0.180

   (0.218)            0.370      (0.260)      (0.347)     (0.218)       0.370      (0.260)      (0.347)
   ------            ------      ------       ------      ------       ------      ------       ------
    0.125             0.701       0.063       (0.175)     (0.125)       0.701       0.063       (0.167)
   ------            ------      ------       ------      ------       ------      ------       ------

   (0.335)           (0.331)     (0.323)      (0.172)     (0.335)      (0.331)     (0.323)      (0.180)

       --                --          --       (0.003)         --           --          --       (0.003)
   ------            ------      ------       ------      ------       ------      ------       ------
   (0.335)           (0.331)     (0.323)      (0.175)     (0.335)      (0.331)     (0.323)      (0.183)
   ------            ------      ------       ------      ------       ------      ------       ------
   $5.050            $5.260      $4.890       $5.150      $5.050       $5.260      $4.890       $5.150
   ======            ======      ======       ======      ======       ======      ======       ======
    2.37%            14.90%       1.32%       (3.28%)      2.37%       14.88%       1.32%       (3.15%)


   $3,413            $1,175        $476         $114      $1,431         $408         $87          $58

    1.55%             1.55%       1.55%        1.55%       1.55%        1.55%       1.55%        1.55%

    1.98%             2.01%       1.98%        2.02%       1.98%        2.01%       1.98%        2.02%

    6.59%             6.63%       6.49%        5.13%       6.59%        6.63%       6.49%        5.13%

    6.16%             6.17%       6.06%        4.66%       6.16%        6.17%       6.06%        4.66%

     923%              642%        115%         201%        923%         642%        115%         201%
----------------------------------------------------      --------------------------------------------

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Long U.S. Credit Index
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years or more.

Lehman Brothers U.S. Credit Index
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder Service Center: Monday to Friday, 8 a.m. to 8 p.m. Eastern Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Corporate Bond Fund

                                                          CUSIP         NASDAQ
                                                          -----         ------
Class A                                                 245908785       DGCAX
Class B                                                 245908777       DGCBX
Class C                                                 245908769       DGCCX

Delaware Extended Duration Bond Fund

                                                          CUSIP         NASDAQ
                                                          -----         ------
Class A                                                 245908835       DEEAX
Class B                                                 245908827       DEEBX
Class C                                                 245908819       DEECX

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

PR-460 [--] IVES 10/02

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


Prospectus
September 30, 2002

FIXED INCOME


DELAWARE
Corporate Bond Fund
DELAWARE
Extended Duration Bond Fund
Institutional Class


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


......................................................................
Fund profiles                                              page 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                            2
......................................................................
How we manage the Funds                                    page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Funds                             8
......................................................................
Who manages the Funds                                      page 9
Investment manager                                              9
Portfolio manager                                               9
Who's who?                                                     10
......................................................................
About your account                                        page 11
Investing in the Funds                                         11
How to buy shares                                              12
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Dividends, distributions and taxes                             14
......................................................................
Certain management considerations                         page 15
......................................................................
Financial highlights                                      page 16
......................................................................
Glossary                                                  page 18

Profile: Delaware Corporate Bond Fund and
         Delaware Extended Duration Bond Fund

What are the Funds' goals?

   Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.


Who should invest in the Funds

o    Investors with medium or long-range goals.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds

o    Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o    Investors seeking long-term growth of capital.


What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and 11 years.

Under normal circumstances, each Fund will invest at least 80% of its net assets in corporate bonds. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

What are the main risks of investing in the Funds? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

How have the Funds performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the past three calendar years, as well as average annual returns for the one-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

As of September 30, 2002, the Delaware Corporate Bond Fund's Institutional Class shares had a calendar year-to-date return of 6.08%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.76% for the quarter ended March 31, 2001 and its lowest quarterly return was -1.91% for the quarter ended June 30, 1999.

As of September 30, 2002, the Delaware Extended Duration Bond Fund's Institutional Class shares had a calendar year-to-date return of 4.97%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 5.16% for the quarter ended March 31, 2001 and its lowest quarterly return was -3.01% for the quarter ended June 30, 1999.

Year-by-year total return (Institutional Class)

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund


      -1.77%  -5.34%            5.63%  6.66%            12.44%  14.68%
--------------------------------------------------------------------------------
           1999                     2000                     2001

                                                                                                                           Lifetime
Average annual returns for periods ending 12/31/01  Delaware Corporate Bond Fund                                   1 year  (9/15/98)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Return before taxes                                            12.44%     5.76%
                                                    Return after taxes on distributions                             9.36%     3.09%
                                                    Return after taxes on distributions and sale of Fund shares     7.49%     3.24%
                                                    Lehman Brothers U.S. Credit Index (reflects no deduction for
                                                       fees, expenses, or taxes)                                   10.40%     5.53%

The Fund's returns are compared to the performance of the Lehman Brothers U.S. Credit Index. You should remember that unlike the
Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

                                                                                                                           Lifetime
Average annual returns for periods ending 12/31/01  Delaware Extended Duration Bond Fund                        1 year     (9/15/98)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Return before taxes                                            14.68%      5.52%
                                                    Return after taxes on distributions                            11.41%      2.76%
                                                    Return after taxes on distributions and sale of Fund shares     8.83%      2.99%
                                                    Lehman Brothers Long U.S. Credit Index (reflects no deduction
                                                       for fees, expenses, or taxes)                               12.16%      4.80%

The Fund's returns are compared to the performance of the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

Profile: Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (continued)

What are the Funds' fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments    Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.           purchases as a percentage of offering price               none
                                                               Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                      none
                                                               Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                      none
                                                               Redemption fees                                              none
                                                               Exchange fees(1)                                             none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from a Fund's assets.

                                                      Delaware Corporate                            Delaware Extended Duration
                                                          Bond Fund                                         Bond Fund
                                             Management fees                                        0.50%                0.55%
                                             Distribution and service (12b-1) fees                   none                 none
                                             Other expenses                                         0.47%                0.43%
                                             Total annual fund operating expenses                   0.97%                0.98%
                                             Fee waivers and payments(2)                           (0.42%)              (0.43%)
                                             Net expenses                                           0.55%                0.55%
------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                               Delaware Corporate    Delaware Extended Duration
                                   Bond Fund                 Bond Fund
1 year                                 $56                       $56
3 years                               $267                      $269
5 years                               $495                      $500
10 years                            $1,151                    $1,162

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through September 30, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

(3) The Funds' actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

Investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond
Fund and Delaware Extended Duration
Bond Fund

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                               Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                               ---------------------------------------------------------------------

Corporate bonds: Debt obligations issued by a corporation.     Under normal circumstances, each Fund will invest at least
                                                               80% of its net assets in corporate bonds. This policy is not
Debt securities within the top three categories comprise       a fundamental investment policy and can be changed without
what are known as high-grade bonds and are regarded as         shareholder approval. However, shareholders will be given
having a strong ability to pay principal and interest.         notice at least 60 days prior to any such change.
Securities in the fourth category are known as medium-grade
bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to
adverse economic conditions and speculative characteristics.

High-yield corporate bonds: Debt obligations issued by a       Both Funds may invest up to 20% of net assets in high-yield
corporation and rated lower than investment grade by an        corporate bonds.
NRSRO such as S&P or Moody's. High-yield bonds are higher
risk securities issued by corporations that have poor credit   We carefully evaluate an individual company's financial
quality and may have difficulty repaying principal and         situation, its management, the prospects for its industry
interest.                                                      and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                               ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more
                                                               speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations            The Funds may invest in direct U.S. government obligations;
including bills, notes, bonds as well as other debt            however, these securities will typically be a smaller
securities issued by the U.S. Treasury and securities of       percentage of the portfolio because they generally do not
U.S. government agencies or instrumentalities.                 offer as high a level of current income as other
                                                               fixed-income securities the Funds may invest in.

Zero coupon bonds and pay-in-kind bonds: Zero coupon           We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the       bonds. We expect payment-in-kind bonds to be a less
holder to any periodic payments of interest prior to           significant component of our strategy. The market prices of
maturity or a specified date when the securities begin         these bonds are generally more volatile than the market
paying current interest. Therefore, they are issued and        prices of securities that pay interest periodically and are
traded at a price lower than their face amounts or par         likely to react to changes in interest rates to a greater
value. Payment-in-kind bonds pay interest or dividends in      degree than interest-paying bonds having similar maturities
the form of additional bonds or preferred stock.               and credit quality. They may have certain tax consequences which, under certain conditions, could be adverse to the
                                                               Funds.

Foreign corporate and government securities: Debt              Each Fund may invest up to 15% of its net assets in
obligations issued by a foreign corporation and securities     securities of issuers in foreign countries.
issued by foreign governments.

Corporate commercial paper: Short-term debt obligations with   We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from two to 270 days, issued by             by Moody's and/or A-1 or A-2 by S&P. We may also invest in
companies.                                                     unrated commercial paper if we determine its quality is
                                                               comparable to these quality ratings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                               Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                               ---------------------------------------------------------------------
Short-term debt or money market instruments: Very short-term   Each Fund may hold short-term debt or money market
debt securities generally considered to be equivalent to       securities pending an investment in other securities or when
cash.                                                          the manager feels that it is prudent to do so because of
                                                               market conditions. All short-term instruments held by the
                                                               Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds'
                                                               manager.

Repurchase agreements: An agreement between a buyer of         Typically, we use repurchase agreements as a short-term
securities, such as a Fund, and a seller of securities in      investment for our cash position. In order to enter into
which the seller agrees to buy the securities back within a    these repurchase agreements, we must have collateral of 102%
specified time at the same price the buyer paid for them,      of the repurchase price. A Fund will only enter into
plus an amount equal to an agreed upon interest rate.          repurchase agreements in which the collateral is comprised
Repurchase agreements are often viewed as equivalent to        of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose       We may invest in privately placed securities including those
resale is restricted under securities law.                     that are eligible for resale only among certain
                                                               institutional buyers without registration, which are
                                                               commonly known as Rule 144A Securities. Restricted
                                                               securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is
                                                               described below.

Interest rate swap and index swap agreements: In an interest   Interest rate swaps may be used to adjust a Fund's
rate swap, a fund receives payments from another party based   sensitivity to interest rates by changing its duration. We
on a floating interest rate in return for making payments      may also use interest rate swaps to hedge against changes in
based on a fixed interest rate. An interest rate swap can      interest rates. We use index swaps to gain exposure to
also work in reverse, with a fund receiving payments based     markets that a Fund invests in, such as the corporate bond
on a fixed interest rate and making payments based on a        market. We may also use index swaps as substitute for
floating interest rate. In an index swap, a fund receives      futures, options or forward contracts if such contracts are
gains and incurs losses based on the total return of an        not directly available to a Fund on favorable terms.
index, in exchange for making fixed or floating interest
rate payments to another party.                                Interest rate swaps and index swaps will be considered
                                                               illiquid securities (see below).

Illiquid securities: Securities that do not have a ready       We may invest up to 15% of total assets in illiquid
market and cannot be easily sold within seven days at          securities.
approximately the price that a Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Funds bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing
in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                               Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                               ---------------------------------------------------------------------
Market risk is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         high quality individual bonds that we believe can provide a
market--will decline in value because of factors such as       steady stream of income regardless of interim fluctuations
economic conditions, future expectations or investor           in the bond market. We do not try to predict overall
confidence.                                                    interest rate movements and generally do not buy and sell
                                                               securities for short-term purposes.
Index swaps are subject to the same market risks as the
investment market or sector that the index represents.         In evaluating the use of an index swap, we carefully
Depending on the actual movements of the index and how well    consider how market changes could affect the swap and how
the portfolio manager forecasts those movements, a fund        that compares to us investing directly in the market the
could experience a higher or lower return than anticipated.    swap is intended to represent.

Interest rate risk is the risk that securities will decrease   Interest rate risk is a significant risk for these Funds. In
in value if interest rates rise. The risk is greater for       striving to manage this risk, we monitor economic conditions
bonds with longer maturities than for those with shorter       and the interest rate environment and may adjust each Fund's
maturities.                                                    duration or average maturity as a defensive measure against interest rate risk.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates   A Fund will not invest in swaps with maturities of more than
and how well the portfolio manager anticipates them, a fund    two years. Each business day we will calculate the amount a
could experience a higher or lower return than anticipated.    Fund must pay for any swaps it holds and will segregate
                                                               enough cash or other liquid securities to cover that amount.

Credit risk is the possibility that a bond's issuer (or an     We strive to minimize credit risk by investing primarily in
entity that insures the bond) will be unable to make timely    higher quality, investment grade corporate bonds.
payments of interest and principal.
                                                               Any portion of the portfolio that is invested in
Investing in so-called "junk" or "high-yield" bonds entails    high-yielding, lower quality corporate bonds is subject to
the risk of principal loss, which may be greater than the      greater credit risk. We strive to manage that risk through
risk involved in investment grade bonds, particularly in       careful bond selection, by limiting the percentage of the
times of economic declines. High-yield bonds are sometimes     portfolio that can be invested in lower quality bonds and by
issued by companies whose earnings at the time the bond is     maintaining a diversified portfolio of bonds representing a
issued are less than the projected debt payments on the        variety of industries and issuers.
bonds.
                                                               When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
                                                               quality ratings and do careful credit analysis before
                                                               investing.

Liquidity risk is the possibility that securities cannot be    We limit the percentage of the portfolio that can be
readily sold within seven days at approximately the price      invested in illiquid securities.
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment
manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:


                                                               Investment management fees
-----------------------------------------------------------------------------------------
                                                                             Delaware
                                                     Delaware           Extended Duration
                                               Corporate Bond Fund           Bond Fund
-----------------------------------------------------------------------------------------
As a percentage of average daily net assets            0.08%*                  0.12%*


*Reflects a waiver of fees by the manager.

Portfolio
manager

Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.

Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Funds      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------   |
                                     Financial intermediary wholesaler      |
                                     Lincoln Financial Distributors, Inc.   |
                                             2001 Market Street             |
                                         Philadelphia, PA 19103-7055        |
                                     ------------------------------------   |
                                                                   |        |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients; or

o clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Funds' manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Period
                                                                                                             Year ended   9/15/98(1)
                         Delaware                                                                                  7/31      through
The Financial            Corporate Bond Fund                                            2002(3)       2001         2000      7/31/99
highlights tables are    -----------------------------------------------------------------------------------------------------------
intended to help you     Net asset value, beginning of period                           $5.370      $5.070       $5.280      $5.500
understand the Funds'    Income (loss) from investment operations:
financial performance.   Net investment income                                           0.378       0.383        0.367       0.212
All "per share"          Net realized and unrealized gain (loss) on investments         (0.152)      0.300       (0.210)     (0.216)
information reflects                                                                    ------      ------       ------      ------
financial results for    Total from investment operations                                0.226       0.683        0.157      (0.004)
a single Fund share.                                                                    ------      ------       ------      ------
This information has     Less dividends and distributions:
been audited by Ernst    Dividends from net investment income                           (0.376)     (0.383)      (0.367)     (0.212)
& Young LLP, whose       Distributions from net realized gain on investments                --          --           --      (0.004)
report, along with the                                                                  ------      ------       ------      ------
Funds' financial         Total dividends and distributions                              (0.376)     (0.383)      (0.367)     (0.216)
statements, is                                                                          ------      ------       ------      ------
included in the Funds'   Net asset value, end of period                                 $5.220      $5.370       $5.070      $5.280
annual report, which                                                                    ======      ======       ======      ======
is available upon        Total return(2)                                                 4.29%      14.02%        3.12%      (0.14%)
request by calling 800   Ratios and supplemental data:
523-1918.                Net assets, end of period (000 omitted)                       $52,681     $54,313      $55,088     $55,201
                         Ratio of expenses to average net assets                         0.55%       0.55%        0.55%       0.55%
                         Ratio of expenses to average net assets prior to expense
                            limitation and expenses paid indirectly                      0.97%       0.95%        1.02%       1.01%
                         Ratio of net investment income to average net assets            7.04%       7.41%        7.09%       6.00%
                         Ratio of net investment income to average net assets prior
                            to expense limitation and expenses paid indirectly           6.62%       7.01%        6.62%       5.54%
                         Portfolio turnover                                             1,044%        709%         118%        175%
                         -----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


How to read the         Net investment income               Net realized and unrealized gain     Net asset value (NAV)
Financial highlights    Net investment income includes      (loss) on investments                This is the value of a mutual fund
                        dividend and interest income        A realized gain (loss) on            share, calculated by dividing the
                        earned from a fund's investments;   investments occurs when we sell an   net assets by the number of shares
                        it is after expenses have been      investment at a profit, while a      outstanding.
                        deducted.                           realized loss on investments
                                                            occurs when we sell an investment
                                                            at a loss. When an investment
                                                            increases or decreases in value
                                                            but we do not sell it, we record
                                                            an unrealized gain or loss. The
                                                            amount of realized gain per share,
                                                            if any, that we pay to
                                                            shareholders would be listed under
                                                            "Less dividends and
                                                            distributions--Distributions from
                                                            net realized gain on investments."

                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                            Year ended    9/15/98(1)
                        Delaware Extended                                                                         7/31       through
                        Duration Bond Fund                                            2002(3)        2001         2000       7/31/99
                        ------------------------------------------------------------------------------------------------------------
                        Net asset value, beginning of period                           $5.260      $4.890       $5.150       $5.500
                        Income (loss) from investment operations:
                        Net investment income                                           0.397       0.382        0.372        0.215
                        Net realized and unrealized gain (loss) on investments         (0.218)      0.370       (0.260)      (0.347)
                                                                                       ------      ------       ------       ------
                        Total from investment operations                                0.179       0.752        0.112       (0.132)
                                                                                       ------      ------       ------       ------
                        Less dividends and distributions:
                        Dividends from net investment income                           (0.389)     (0.382)      (0.372)      (0.215)
                        Distributions from net realized gain on investments                --          --           --       (0.003)
                                                                                       ------      ------       ------       ------
                        Total dividends and distributions                              (0.389)     (0.382)      (0.372)      (0.218)
                                                                                       ------      ------       ------       ------
                        Net asset value, end of period                                 $5.050      $5.260       $4.890       $5.150
                                                                                       ======      ======       ======       ======
                        Total return(2)                                                 3.43%      16.05%        2.34%       (2.52%)
                        Ratios and supplemental data:
                        Net assets, end of period (000 omitted)                       $56,664     $61,993     $61, 995      $55,631
                        Ratio of expenses to average net assets                         0.55%       0.55%        0.55%        0.55%
                        Ratio of expenses to average net assets prior to expense
                           limitation and expenses paid indirectly                      0.98%       1.01%        0.98%        1.02%
                        Ratio of net investment income to average net assets            7.59%       7.63%        7.49%        6.13%
                        Ratio of net investment income to average net assets prior
                           to expense limitation and expenses paid indirectly           7.16%       7.17%        7.06%        5.66%
                        Portfolio turnover                                               923%        642%         115%         201%
                        ------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Total return              Net assets               Ratio of expenses to       Ratio of net investment     Portfolio turnover
This represents the       Net assets represent     average net assets         income to average net       This figure tells you
rate that an              the total value of       The expense ratio is       assets                      the amount of trading
investor would have       all the assets in a      the percentage of net      We determine this           activity in a fund's
earned or lost on an      fund's portfolio,        assets that a fund         ratio by dividing net       portfolio. For
investment in a           less any                 pays annually for          investment income by        example, a fund with a
fund. In calculating      liabilities, that        operating expenses and     average net assets.         50% turnover has
this figure for the       are attributable to      management fees. These                                 bought and sold half
financial highlights      that class of the        expenses include                                       of the value of its
table, we include         fund.                    accounting and                                         total investment
fee waivers, and                                   administration                                         portfolio during the
assume the                                         expenses, services for                                 stated period.
shareholder has                                    shareholders, and
reinvested all                                     similar expenses.
dividends and
realized gains.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Long U.S. Credit Index
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years.

Lehman Brothers U.S. Credit Index
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                       This page intentionally left blank

Delaware Corporate
Bond Fund

Delaware Extended
Duration Bond Fund


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about a Fund from your financial advisor.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Corporate Bond Fund Symbol
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908751       DGCIX

Delaware Extended Duration Bond Fund Symbol
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908793       DEEIX


Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


PR-463 [--] IVES 10/02

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

FIXED INCOME

Prospectus
September 30, 2002

DELAWARE
Delaware Delchester Fund
DELAWARE
Delaware High-Yield Opportunities Fund
Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

..................................................................
Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          5
..................................................................
How we manage the Fund                                     page 8
Our investment strategies                                       8
The securities we typically invest in                           9
The risks of investing in the Funds                            11
..................................................................
Who manages the Funds                                     page 13
Investment manager                                             13
Portfolio managers                                             13
Who's who?                                                     14
..................................................................
About your account                                        page 15
Investing in the Funds                                         15
   Choosing a share class                                      15
How to reduce your sales charge                                17
How to buy shares                                              18
Retirement plans                                               19
How to redeem shares                                           20
Account minimums                                               21
Special services                                               21
Dividends, distributions and taxes                             23
Certain management considerations                              23
..................................................................
Financial highlights                                      page 24
..................................................................
Glossary                                                  page 28

Profile: Delaware Delchester Fund

What is the Fund's goal?

     Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors looking for a fixed-income investment that offers potential for very high current income.

o Investors with long-term financial goals.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Delchester Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and ten- year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of September 30, 2002, the Fund's Class A shares had a calendar year-to-date return of -7.67%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 7.36% for the quarter ended March 31, 1992 and its lowest quarterly return was -10.42% for the quarter ended December 31, 2000.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Year-by-year total return (Class A)

17.19%    16.50%    -4.47%    13.99%    12.33%    13.91%    -1.81%    -3.47%    -21.03%   -8.00%
----------------------------------------------------------------------------------------------
1992      1993      1994      1995      1996      1997      1998      1999      2000      2001

                                                                                                                         10 years or
Average annual returns for periods ending 12/31/01                                                  1 year      5 years   lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class A return before taxes                   -12.12%       -5.61%        2.25%
                                                     Class A return after taxes on
                                                        distributions                              -15.85%       -9.35%       -1.79%
                                                     Class A return after taxes on
                                                        distributions and sale of Fund
                                                        shares                                      -7.31%       -5.72%        0.19%
                                                     Class B return before taxes*                  -11.71%       -5.57%       -1.03%
                                                     Class C return before taxes*                   -9.23%       -5.39%       -2.54%
                                                     Salomon Smith Barney Cash Pay
                                                        High-Yield Index
                                                        (reflects no deduction for fees,
                                                        expenses or taxes)                           6.88%        4.01%        8.28%

  The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary.
  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -8.41%, -5.39% and -1.03% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be -8.41%, -5.39% and -2.54% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A shares of the Fund was August 20, 1970. Inception dates for Class B and Class C shares of the Fund were May 2, 1994 and November 29, 1995, respectively. Salomon Smith Barney Cash Pay High-Yield Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.80% and 5.11%, respectively.

What are the Fund's fees and expenses?        CLASS                                                    A           B           C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from     Maximum sales charge (load) imposed on
your investments when you buy or sell shares     purchases as a percentage of offering price       4.50%        none        none
of the Fund.                                  Maximum contingent deferred sales charge (load)
                                                 as a percentage of original purchase price or
                                                 redemption price, whichever is lower               none(1)    4.00%(2)     1.00%(3)
                                              Maximum sales charge (load) imposed on
                                                 reinvested dividends                               none        none         none
                                              Redemption fees                                       none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted   Management fees                                      0.65%       0.65%        0.65%
from the Fund's assets.                       Distribution and service (12b-1) fees                0.28%(4)    1.00%        1.00%
                                              Other expenses                                       0.39%       0.39%        0.39%
                                              Total operating expenses                             1.32%       2.04%        2.04%

                                              CLASS(6)                   A(1)           B            B              C            C
                                                                                         (if redeemed)               (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you          1 year                  $578           $207         $607           $207         $307
compare the cost of investing in the Fund     3 years                 $849           $640         $865           $640         $640
to the cost of investing in other mutual      5 years               $1,141         $1,098       $1,248         $1,098       $1,098
funds with similar investment objectives.     10 years              $1,969         $2,184       $2,184         $2,369       $2,369
We show the cumulative amount of Fund
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the
time shown.(5) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of
    4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years,
    1.00% during the sixth year, and 0.00% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

4

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?

     Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware High-Yield Opportunities Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show returns for the Fund's Class A shares for the past five calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the expense limitations.

As of September 30, 2002, the Fund's Class A shares had a calendar year-to-date return of -6.02%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 7.50% for the quarter ended December 31, 2001 and its lowest quarterly return was -7.27% for the quarter ended June 30, 2001.

The maximum Class A sales charge of 4.50%, which is normally assessed when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Year-by-year total return (Class A)


17.31%    2.85%     4.70%     -4.36%    -3.16%
----------------------------------------------
1997      1998      1999      2000      2001

Average annual returns for periods ending 12/31/01                                                   1 year     5 years   lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class A return before taxes                     -7.55%       2.24%        2.23%
                                                     Class A return after taxes on distributions    -11.21%      -1.77%       -1.77%
                                                     Class A return after taxes on distributions
                                                        and sale of Fund shares                      -4.61%      -0.09%       -0.09%
                                                     Class B return before taxes*                    -7.39%         N/A       -2.28%
                                                     Class C return before taxes*                    -4.77%         N/A       -2.01%
                                                     Salomon Smith Barney Cash Pay High-Yield
                                                        Index (reflects no deduction for fees,
                                                        expenses or taxes)                            6.88%       4.01%        4.94%

  The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary.
  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -3.90% and -2.28% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be -3.90% and -2.01% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A shares was December
  30, 1996 and the inception date for Class B and Class C shares of the Fund was February 17, 1998. Salomon Smith Barney Cash Pay
  High-Yield Index returns are for 10 years. Index return for Class B and Class C lifetimes was 0.91%.

What are the Fund's fees and expenses?           CLASS                                                  A          B            C
---------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your   Maximum sales charge (load) imposed on
investments when you buy or sell shares of the      purchases as a percentage of offering price     4.50%       none         none
Fund.                                            Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower             none(1)   4.00%(2)     1.00%(3)
                                                 Maximum sales charge (load) imposed on
                                                    reinvested dividends                             none       none         none
                                                 Redemption fees                                     none       none         none
---------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted      Management fees                                    0.65%      0.65%        0.65%
from the Fund's assets.                          Distribution and service (12b-1) fees              0.30%      1.00%        1.00%
                                                 Other expenses                                     0.49%      0.49%        0.49%
                                                 Total annual fund operating expenses               1.44%      2.14%        2.14%
                                                 Fee waivers and payments(4)                       (0.31%)    (0.31%)      (0.31%
                                                 Net expenses                                       1.13%      1.83%        1.83%

                                                 CLASS(6)                A              B            B             C              C
                                                                                         (if redeemed)                (if redeemed)
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you             1 year               $560           $186         $586          $186           $286
compare the cost of investing in the Fund        3 years              $856           $640         $865          $640           $640
to the cost of investing in other mutual         5 years            $1,173         $1,121       $1,271        $1,121         $1,121
funds with similar investment objectives.        10 years           $2,071         $2,270       $2,270        $2,448         $2,448
We show the cumulative amount of Fund
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the
time shown.(5) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of
    4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years,
    1.00% during the sixth year, and 0.00% thereafter.


(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The investment manager has contracted to waive fees and pay expenses through September 30, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.83% of average daily net assets.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

7

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund

Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criteria.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

Delaware High-Yield Opportunities Fund

Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Delchester Fund        Delaware High-Yield Opportunities Fund
                                                       -----------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued    Delaware Delchester Fund may             Delaware High-Yield
by a corporation and rated lower than investment       invest without limit in                  Opportunities Fund may invest
grade by an NRSRO such as S&P or Moody's or, if        high-yield corporate bonds.              without limit in high-yield
unrated, that we believe are of comparable quality.    Emphasis is typically on those           corporate bonds. The Fund
These securities are considered to be of poor          rated BB or B by an NRSRO.               generally will not purchase
standing and predominately speculative.                                                         corporate bonds which, at the
                                                                                                time of purchase, are rated
                                                                                                lower than CCC by S&P or Caa
                                                                                                by Moody's.

U.S. government securities: Direct U.S. obligations    Both Funds may invest without limit in U.S. government securities. However,
including bills, notes, bonds and other debt           they will typically be a small percentage of the portfolio because they
securities issued by the U.S. Treasury or              generally do not offer as high a level of current income as high-yield
securities of U.S. government agencies or              corporate bonds.
instrumentalities which are backed by the full
faith and credit of the United States.

Foreign government or corporate securities:            Delaware Delchester Fund may             Delaware High-Yield
Securities issued by foreign governments or            invest up to 20% of its total            Opportunities Fund may invest
supranational entities or foreign corporations.        assets in securities of                  up to 15% of its total assets
                                                       issuers domiciled in foreign             in securities of issuers
A supranational entity is an entity established or     countries including both                 domiciled in foreign countries
financially supported by the national governments      established countries and                including both established
of one or more countries. The International Bank       those with emerging markets.             countries and those with
for Reconstruction and Development (more commonly                                               emerging markets.
known as the World Bank) is one example of a
supranational entity.

Zero coupon bonds and pay-in-kind bonds: Zero          We may invest in zero coupon bonds and payment-in-kind bonds, though we do
coupon securities are debt obligations which do not    not expect this to be a significant component of our strategy. The market
entitle the holder to any periodic payments of         prices of these bonds are generally more volatile than the market prices of
interest prior to maturity or a specified date when    securities that pay interest periodically and are likely to react to
the securities begin paying current interest.          changes in interest rates to a greater degree than interest-paying bonds
Therefore, they are issued and traded at a price       having similar maturities and credit quality. They may have certain tax
lower than their face amounts or par value.            consequences which, under certain conditions, could be adverse to the
Payment-in-kind bonds pay interest or dividends in     Funds.
the form of additional bonds or preferred stock.

Equity securities: Equity securities represent         Each Fund may invest in equity securities. Generally, the Funds will invest
ownership interests in a company and consist of        less than 5% of total assets in these securities.
common stocks, preferred stocks, warrants to
acquire common stock and securities convertible
into common stock.




Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment for each
of securities, such as a Fund, and a seller of         Fund's cash position. In order to enter into these repurchase agreements, a
securities in which the seller agrees to buy the       Fund must have collateral of 102% of the repurchase price. No more than 10%
securities back within a specified time at the same    of either Fund's assets may be invested in repurchase agreements of over
price the buyer paid for them, plus an amount equal    seven days' maturity. A Fund will only enter into repurchase agreements in
to an agreed upon interest rate. Repurchase            which the collateral is comprised of U.S. government securities.
agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Delchester Fund        Delaware High-Yield Opportunities Fund
                                                       -----------------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities including those that are
whose resale is restricted under securities law.       eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.

                                                       Restricted securities that are           Restricted securities that are
                                                       determined to be illiquid may            determined to be illiquid may
                                                       not exceed Delaware Delchester           not exceed Delaware High-Yield
                                                       Fund's 10% limit on illiquid             Opportunities Fund's 15% limit
                                                       securities, which is described           on illiquid securities, which
                                                       below.                                   is described below.

Illiquid securities: Securities that do not have a     We may invest up to 10% of net           We may invest up to 15% of net
ready market, and cannot be easily sold within         assets in illiquid securities.           assets in illiquid securities.
seven days at approximately the price that a fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that Delaware Delchester Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

We anticipate that Delaware High-Yield Opportunities Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                               How we strive to maintain them
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Delchester Fund     Delaware High-Yield Opportunities Fund
                                                       -----------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on bonds that we
the securities in a certain market-like the stock      believe will continue to pay interest or stocks we believe can appreciate
or bond market-will decline in value because of        over an extended time frame regardless of interim market fluctuations. We
factors such as economic conditions, future            do not try to predict overall stock and bond market or interest rate
expectations or investor confidence.                   movements and generally do not trade for short-term purposes.

Industry and security risk is the risk that the        We limit the amount of each Fund's assets invested in any one industry and
value of securities in a particular industry or the    in any individual security. We also follow a rigorous selection process
value of an individual stock or bond will decline      before choosing securities for the portfolio.
because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Interest rate risk is the risk that securities will    Each Fund is subject to interest rate risk. We cannot eliminate that risk,
decrease in value if interest rates rise. The risk     but we do strive to manage it by monitoring economic conditions.
is greater for bonds with longer maturities than
for those with shorter maturities.

Credit risk is the risk that there is the              Our careful, credit-oriented bond selection and our commitment to hold a
possibility that a bond's issuer will be unable to     diversified selection of high-yield bonds are designed to manage this risk.
make timely payments of interest and principal.

Investing in so-called "junk" or "high-yield" bonds                                             For Delaware High-Yield
entails the risk of principal loss, which may be                                                Opportunities Fund: We
greater than the risk involved in investment grade                                              generally do not purchase
bonds. High-yield bonds are sometimes issued by                                                 corporate bonds which, at the
companies whose earnings at the time of issuance                                                time of purchase, are rated
are less than the projected debt service on the                                                 lower than CCC by S&P or Caa
junk bonds.                                                                                     by Moody's. If a corporate
                                                                                                bond held by the Fund drops
                                                                                                below these levels or goes
                                                                                                into default, the Fund will
                                                                                                begin to sell the security in
                                                                                                an orderly manner, striving to
                                                                                                minimize any adverse affect on
                                                                                                the Fund.

Recession risk: Although the market for high-yield     It is likely that protracted periods of economic uncertainty would cause
bonds existed through periods of economic              increased volatility in the market prices of high-yield bonds, an increase
downturns, the high-yield market grew rapidly          in the number of high-yield bond defaults and corresponding volatility in
during the long economic expansion which took place    each Fund's net asset value. In the past, uncertainty and volatility in the
in the United States during the 1980s. During that     high-yield market have resulted in volatility in a Fund's net asset value.
economic expansion, the use of high-yield debt
securities to finance highly leveraged corporate       In striving to manage this risk, we allocate assets across a wide range of
acquisitions and restructurings increased              industry sectors. We may emphasize industries that have been less
dramatically. As a result, the high-yield market       susceptible to economic cycles in the past, particularly if we believe that
grew substantially. Some analysts believe a            the economy may be entering into a period of slower growth.
protracted economic downturn would severely disrupt
the market for high-yield bonds, adversely affect
the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay
principal and interest.

Foreign risk is the risk that foreign securities       We carefully evaluate the reward and risk associated with each foreign
may be adversely affected by political instability,    security that we consider.
changes in currency exchange rates, foreign
economic conditions or inadequate regulatory and       We may invest up to 20% of the           We may invest up to 15% of the
accounting standards.                                  portfolio in securities of               portfolio in securities of
                                                       foreign issuers.                         foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                               How we strive to maintain them
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Delchester Fund     Delaware High-Yield Opportunities Fund
                                                       -----------------------------------------------------------------------------
Liquidity risk is the possibility that securities      A less liquid secondary market may have an adverse effect on a Fund's
cannot be readily sold within seven days at            ability to dispose of particular issues, when necessary, to meet a Fund's
approximately the price that a fund values them.       liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage
There is generally no established retail secondary     this risk, we evaluate the size of a bond issuance as a way to anticipate
market for high-yield securities. As a result, the     its likely liquidity level.
secondary market for high-yield securities is more
limited and less liquid than other secondary           We may invest only 10% of net            We may invest only 15% of net
securities markets. The high-yield secondary market    assets in illiquid securities.           assets in illiquid securities.
is particularly susceptible to liquidity problems
when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory,
financial or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: A less liquid secondary market as      Each Fund's privately placed high-yield securities are particularly
described above can make it more difficult to          susceptible to the liquidity and valuation risks. We will strive to manage
obtain precise valuations of the high-yield            this risk by carefully evaluating individual bonds and by limiting the
securities in its portfolio. During periods of         amount of the portfolio that can be allocated to privately placed
reduced liquidity, judgment plays a greater role in    high-yield securities.
valuing high-yield securities.

Redemption risk: If investors redeem more shares of    Volatility in the high-yield market could increase redemption risk. We
a fund than are purchased for an extended period of    strive to maintain a cash balance sufficient to meet any redemptions. We
time, a fund may be required to sell securities        may also borrow money, if necessary, to meet redemptions.
without regard to the investment merits of such
actions. This could decrease a fund's asset base,
potentially resulting in a higher expense ratio.

Legislative and regulatory risk: The United States     We monitor the status of regulatory and legislative proposals to evaluate
Congress has from time to time taken or considered     any possible effects they might have on each Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield
securities. Regulatory actions have also affected
the high-yield market. Similar actions in the
future could reduce liquidity for high-yield
issues, reduce the number of new high-yield
securities being issued and could make it more
difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

12

Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                               Investment management fees

                                                                            Delaware
                                                     Delaware              High-Yield
                                                 Delchester Fund       Opportunities Fund
 As a percentage of average daily net assets          0.65%                   0.34%*

*Reflects a waiver of fees by the manager.

Portfolio managers

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for the Funds effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Funds      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 13 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary distributor        |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Delchester Fund and Delaware High-Yield Opportunities Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

       Choosing a share class

CLASS  o Class A shares have an up-front sales charge of up to 4.50% that you
  A pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

       o If you invest $100,000 or more, your front-end sales charge will be reduced.

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges --------------------------------------------------------------------------------------------------------------
                                                    Sales charge as %         Sales charge as %         Dealer's commission as
                           Amount of purchase       of offering price         of amount invested        % of offering price
                      --------------------------------------------------------------------------------------------------------------
                         Less than $100,000              4.50%                      4.71%                      4.00%

                            $100,000 but
                           under $250,000                3.50%                      3.63%                      3.00%

                            $250,000 but
                           under $500,000                2.50%                      2.56%                      2.00%

                            $500,000 but
                          under $1,000,000               2.00%                      2.04%                      1.60%
                      --------------------------------------------------------------------------------------------------------------
                      As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
                      However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                      --------------------------------------------------------------------------------------------------------------
                                                    Sales charge as %         Sales charge as %         Dealer's commission as
                           Amount of purchase       of offering price         of amount invested        % of offering price
                      --------------------------------------------------------------------------------------------------------------
                      $1 million up to $5 million       none                        none                      1.00%

                           Next $20 million
                           up to $25 million            none                        none                      0.50%

                         Amount over $25 million        none                        none                      0.25%
                      --------------------------------------------------------------------------------------------------------------

CLASS  o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

       o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS  o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Unlike Class B shares, Class C shares do not automatically convert into another class.

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investment Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

Online Account Access
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

--------------------------------------------------------------------------------

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
For each Fund, dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Investments by fund of funds

Certain management considerations
Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                           Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                                                                                                                               7/31
The Financial          Delaware Delchester Fund                              2002(3)     2001         2000        1999         1998
highlights tables      ------------------------------------------------------------------------------------------------------------
are intended to help   Net asset value, beginning of period                $3.110      $4.390       $5.540      $6.650       $6.570
you understand each
Fund's financial       Income (loss) from investment operations:
performance. All
"per share"            Net investment income(1)                             0.317       0.432        0.524       0.597        0.608
information reflects
financial results      Net realized and unrealized gain (loss)
for a single Fund         on investments                                   (0.543)     (1.276)      (1.155)     (1.102)       0.070
share. This                                                                ------      ------       ------      ------       ------
information has been   Total from investment operations                    (0.226)     (0.844)      (0.631)     (0.505)       0.678
audited by Ernst &                                                         ------      ------       ------      ------       ------
Young LLP, whose       Less dividends and distributions from:
reports, along with
a Fund's financial     Net investment income                               (0.304)     (0.436)      (0.519)     (0.605)      (0.598)
statements, are
included in the        Total dividends and distributions                   (0.304)     (0.436       (0.519)     (0.605)      (0.598)
Funds' annual                                                              ------      ------       ------      ------       ------
reports, which are     Net asset value, end of period                      $2.580      $3,110       $4.390      $5.540       $6.650
available upon                                                             ======      ======       ======      ======       ======
request by calling     Total return(2)                                     (7.94%)    (20.22%)     (11.93%)     (7.65%)      10.73%
800 523-1918.
                       Ratios and supplemental data:

                       Net assets, end of period (000 omitted)           $188,736    $278,975     $485,581    $813,787   $1,060,136

                       Ratio of expenses to average net assets              1.32%       1.25%        1.27%       1.10%        1.06%

                       Ratio of expenses to average net assets prior
                          to expense limitation and expenses
                          paid indirectly                                   1.32%       1.33%        1.30%       1.10%        1.06%

                       Ratio of net investment income to average
                          net assets                                       10.76%      11.63%       10.55%      10.12%        9.16%

                       Ratio of net investment income to average
                          net assets prior to expense limitation and
                          expenses paid indirectly                         10.76%      11.55%       10.52%      10.12%        9.16%

                       Portfolio turnover                                    441%        294%          82%         85%         117%
                       ------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%.
    Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

How to read the         Net investment income       Net realized and unrealized gain        Net asset value (NAV)
Financial highlights    Net investment income       (loss) on investments                   This is the value of a
                        includes dividend and       A realized gain (loss) on               mutual fund share,
                        interest income earned      investments occurs when                 calculated by dividing
                        from a fund's               we sell an investment at                the net assets by the
                        investments; it is after    a profit, while a                       number of shares
                        expenses have been          realized loss on                        outstanding.
                        deducted.                   investments occurs when
                                                    we sell an investment at
                                                    a loss. When an
                                                    investment increases or
                                                    decreases in value but we
                                                    do not sell it, we record
                                                    an unrealized gain or
                                                    loss. The amount of
                                                    realized gain per share
                                                    that we pay to
                                                    shareholders, if any,
                                                    would be listed under
                                                    "Less dividends and
                                                    distributions-Distributions
                                                    from net realized gain on
                                                    investments."

                                                     Class B                                                       Class C
------------------------------------------------------------      --------------------------------------------------------
                                                  Year ended                                                    Year ended
                                                        7/31                                                          7/31
     2002(3)       2001        2000         1999        1998         2002(3)     2001         2000        1999        1998
------------------------------------------------------------      --------------------------------------------------------
   $3.120        $4.390      $5.540       $6.650      $6.570       $3.120      $4.390       $5.540      $6.650      $6.570

    0.295         0.405       0.487        0.557       0.556        0.295       0.405        0.487       0.566       0.555

   (0.543)       (1.270)     (1.154)      (1.103)      0.072       (0.543)     (1.270)      (1.154)     (1.111)      0.073
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   (0.248)       (0.865)     (0.667)      (0.546)      0.628       (0.248)     (0.865)      (0.667)     (0.545)      0.628
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------


   (0.282)       (0.405)     (0.483)      (0.564)     (0.548)      (0.282)     (0.405)      (0.483)     (0.565)     (0.548)

   (0.282)       (0.405)     (0.483)      (0.564)     (0.548)      (0.282)     (0.405)      (0.483)     (0.565)     (0.548)
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   $2.590        $3.120      $4.390       $5.540      $6.650       $2.590      $3.120       $4.390      $5.540      $6.650
   ======        ======      ======       ======      ======       ======      ======       ======      ======      ======
   (8.28%)      (20.85%)    (12.57%)      (8.34%)      9.91%       (8.28%)    (20.85%)     (12.57%)     (8.34%)      9.91%

  $79,507      $118,235    $208,784     $349,960    $376,463      $11,176     $16,841      $33.871     $62,613     $50,945

    2.04%         1.98%       2.00%        1.85%       1.81%        2.04%       1.98%        2.00%       1.85%       1.81%

    2.04%         2.06%       2.03%        1.85%       1.81%        2.04%       2.06%        2.03%       1.85%       1.81%

   10.04%        10.90%       9.82%        9.37%       8.41%       10.04%      10.90%        9.82%       9.37%       8.41%

   10.04%        10.82%       9.79%        9.37%       8.41%       10.04%      10.82%        9.79%       9.37%       8.41%

     441%          294%         82%          85%        117%         441%        294%          82%         85%        117%
------------------------------------------------------------      --------------------------------------------------------


Total return               Net assets                Ratio of expenses to        Ratio of net investment   Portfolio turnover
This represents the rate   Net assets represent the  average net assets          income to average net     This figure tells you the
that an investor would     total value of all the    The expense ratio is the    assets                    amount of trading
have earned or lost on an  assets in a fund's        percentage of net assets    We determine this ratio   activity in a fund's
investment in a fund. In   portfolio, less any       that a fund pays annually   by dividing net           portfolio. For example, a
calculating this figure    liabilities, that are     for operating expenses      investment income by      fund with a 50% turnover
for the financial          attributable to that      and management fees.        average net assets.       has bought and sold half
highlights table, we       class of the fund.        These expenses include                                of the value of its total
include applicable fee                               accounting and                                        investment portfolio
waivers, exclude                                     administration expenses,                              during the stated period.
front-end and contingent                             services for
deferred sales charges,                              shareholders, and similar
and assume the                                       expenses.
shareholder has
reinvested all dividends
and realized gains.

                                                                                                                          Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Year ended
                     Delaware High-Yield                                                                                     7/31
                     Opportunities Fund                                    2002(3)     2001         2000        1999         1998
                     ------------------------------------------------------------------------------------------------------------


                     Net asset value, beginning of period                $3.950      $4.850       $5.120      $5.920       $5.920

                     Income (loss) from investment operations:

                     Net investment income(1)                             0.344       0.444        0.455       0.434        0.523(2)

                     Net realized and unrealized gain (loss) on
                        investments and foreign currencies               (0.488)     (0.893)      (0.296)     (0.691)       0.336
                                                                         ------      ------       ------      ------       ------
                     Total from investment operations                    (0.144)     (0.449)       0.159      (0.257)       0.859
                                                                         ------      ------       ------      ------       ------
                     Less dividends and distributions:

                     Net investment income                               (0.386)     (0.451)      (0.429)     (0.438)      (0.605)

                     Net realized gain on investments                        --          --           --      (0.105)      (0.254)
                                                                         ------      ------       ------      ------       ------
                     Total dividends and distributions                   (0.386)     (0.451)      (0.429)     (0.543)      (0.859)
                                                                         ------      ------       ------      ------       ------
                     Net asset value, end of period                      $3.420      $3.950       $4.850      $5.120       $5.920
                                                                         ======      ======       ======      ======       ======
                     Total return(2)                                     (3.87%)     (9.96%)       3.28%      (4.26%)      15.66%

                     Ratios and supplemental data:

                     Net assets, end of period (000 omitted)            $14,767     $18,478      $15,650     $12,558       $9,670

                     Ratio of expenses to average net assets              1.13%       1.30%        1.30%       1.27%        1.14%

                     Ratio of expenses to average net assets
                        prior to expense limitation and expenses
                        paid indirectly                                   1.44%       1.40%        1.57%       1.89%        1.44%

                     Ratio of net investment income to average
                        net assets                                        9.05%      10.06%        9.21%       8.02%        8.88%

                     Ratio of net investment income to average
                        net assets prior to expense limitation and
                        expenses paid indirectly                          8.74%       9.96%        8.94%       7.39%        8.58%

                     Portfolio turnover                                    609%      1,201%         396%        382%         317%
                     ------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(4) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.


                                                     Class B                                                       Class C
------------------------------------------------------------      --------------------------------------------------------
                                                      Period                                                        Period
                                      Year ended  2/17/98(4)                                        Year ended  2/17/98(4)
                                            7/31     through                                              7/31     through
     2002(3)       2001        2000         1999        1998         2002(3)     2001         2000        1999        1998
------------------------------------------------------------      --------------------------------------------------------
   $3.960        $4.850      $5.120       $5.920      $5.870       $3.960      $4.850       $5.120      $5.920      $5.870

    0.317         0.413       0.421        0.401       0.161        0.317       0.414        0.422       0.403       0.161

   (0.498)       (0.886)     (0.294)      (0.694)      0.044       (0.498)     (0.887)      (0.295)     (0.696)      0.044
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   (0.181)       (0.473)      0.127       (0.293)      0.205       (0.181)     (0.473)       0.127      (0.293)      0.205
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------

   (0.359)       (0.417)     (0.397)      (0.402)     (0.155)      (0.359)     (0.417)      (0.397)     (0.402)     (0.155)
       --            --          --       (0.105)         --           --          --           --      (0.105)         --
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   (0.359)       (0.417)     (0.397)      (0.507)     (0.155)      (0.359)     (0.417)      (0.397)     (0.507)     (0.155)
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   $3.420        $3.960      $4.850       $5.120      $5.920       $3.420      $3.960       $4.850      $5.120      $5.920
   ======        ======      ======       ======      ======       ======      ======       ======      ======      ======
   (4.80%)      (10.44%)      2.62%       (4.91%)      3.54%       (4.80%)    (10.44%)       2.61%      (4.91%)      3.54%

   $9,435       $11,210      $9,589       $6,296      $1,603       $2,905      $3,044       $2,264      $1,913        $547

    1.83%         2.00%       2.00%        1.97%       1.84%        1.83%       2.00%        2.00%       1.97%       1.84%

    2.14%         2.10%       2.27%        2.59%       2.14%        2.14%       2.10%        2.27%       2.59%       2.14%

    8.35%         9.36%       8.51%        7.32%       8.18%        8.35%       9.36%        8.51%       7.32%       8.18%

    8.04%         9.26%       8.24%        6.69%       7.88%        8.04%       9.26%        8.24%       6.69%       7.88%

     609%        1,201%        396%         382%        317%         609%      1,201%         396%        382%        317%
------------------------------------------------------------      --------------------------------------------------------

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Inc. and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

Salomon Smith Barney Cash Pay High-Yield Index
The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Delchester Fund

Delaware High-Yield Opportunities Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about a Fund from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder Service Center: Monday to Friday, 8 a.m. to 8 p.m. Eastern Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Delchester Fund

                                                          CUSIP         NASDAQ
                                                          -----         ------
A Class                                                 245908207       DETWX
B Class                                                 245908405       DHYBX
C Class                                                 245908504       DELCX


Delaware High-Yield Opportunities Fund
                                                          CUSIP         NASDAQ
                                                          -----         ------
A Class                                                 245908876       DHOAX
B Class                                                 245908868       DHOBX
C Class                                                 245908850       DHOCX



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-024 [--] IVES 10/02

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


Prospectus
September 30, 2002

FIXED INCOME

DELAWARE
Delchester Fund
DELAWARE
High-Yield Opportunities Fund
Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

.....................................................................
Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          5
.....................................................................
How we manage the Funds                                    page 8
Our investment strategies                                       8
The securities we typically invest in                           9
The risks of investing in the Funds                            11
.....................................................................
Who manages the Funds                                     page 13
Investment manager                                             13
Portfolio managers                                             13
Who's who?                                                     14
.....................................................................
About your account                                        page 15
Investing in the Funds                                         15
How to buy shares                                              16
How to redeem shares                                           17
Account minimum                                                18
Exchanges                                                      18
Dividends, distributions and taxes                             18
Certain management considerations                              19
.....................................................................
Financial highlights                                      page 20
.....................................................................
Glossary                                                  page 22

Profile: Delaware Delchester Fund

What is the Fund's goal?

   Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors looking for a fixed-income investment that offers potential for very high current income.

o  Investors with long-term financial goals.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Delchester Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year, and ten-year periods. Delaware Delchester Fund's Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales charges that apply to Class A shares. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan payments, and performance may have been affected had such an adjustment been made. The returns reflect the voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund. The Fund's past performance is not necessarily an indication of how it will perform in the future.

As of September 30, 2002, the Fund's Institutional Class shares had a calendar year-to-date return of -7.42%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 7.36% for the quarter ended March 31, 1992 and its lowest quarterly return was -10.37% for the quarter ended December 31, 2000.

Year-by-year total return (Institutional Class)

    17.46%       16.74%       -4.35%      14.27%       12.61%       14.19%       -1.56%       -3.21%       -20.81%       -7.73%
-----------------------------------------------------------------------------------------------------------------------------------
     1992        1993          1994       1995          1996         1997         1998         1999         2000          2001

Average annual returns for periods ending 12/31/01                                                      1 year   5 years   10 years
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Return before taxes                             -7.73%    -4.49%      2.98%
                                                        Return after taxes on distributions            -11.74%    -8.36%     -1.18%
                                                        Return after taxes on distributions and sale
                                                           of Fund shares                               -4.63%    -4.93%      0.72%
                                                        Salomon Smith Barney Cash Pay High-Yield
                                                           Index (reflects no deduction for fees,
                                                           expenses, or taxes)                           6.88%     4.01%      8.28%

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments    Maximum sales charge (load) imposed on purchases as a
when you buy or sell shares of the Institutional Class.           percentage of offering price                                none
                                                               Maximum contingent deferred sales charge (load) as a
                                                                  percentage of original purchase price or redemption
                                                                  price, whichever is lower                                   none
                                                               Maximum sales charge (load) imposed on reinvested dividends    none
                                                               Redemption fees                                                none
                                                               Exchange fees(1)                                               none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the           Management fees                                               0.65%
Fund's assets.                                                 Distribution and service (12b-1) fees                          none
                                                               Other expenses                                                0.39%
                                                               Total operating expenses                                      1.04%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of       1 year                                                         $106
investing in the Fund to the cost of investing in other        3 years                                                        $331
mutual funds with similar investment objectives. We show       5 years                                                        $574
the cumulative amount of Fund expenses on a hypothetical       10 years                                                     $1,271
investment of $10,000 with an annual 5% return over the
time shown.(2) This is an example only, and does not
represent future expenses, which may be greater or less
than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?

   Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particular under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware High-Yield Opportunities Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as the average annual returns for one year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

As of September 30, 2002, the Fund's Institutional Class shares had a calendar year-to-date return of -5.82%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 7.60% for the quarter ended December 31, 2001 and its lowest quarterly return was -7.42% for the quarter ended June 30, 2001.

Year-by-year total return (Institutional Class)

      17.31%         3.12%         5.05%         -4.07%         -2.83%
--------------------------------------------------------------------------------
      1997           1998           1999          2000           2001

                                                                                                                           Lifetime
Average annual returns for periods ending 12/31/01                                                      1 year   5 years  (12/30/96)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Return before taxes                             -2.83%     3.44%     3.43%
                                                        Return after taxes on distributions             -6.79%    -0.71%    -0.71%
                                                        Return after taxes on distributions and sale
                                                           of Fund shares                               -1.73%     0.81%     0.81%
                                                        Salomon Smith Barney Cash Pay High-Yield
                                                           Index (reflects no deduction for fees,
                                                           expenses or taxes)                            6.88%     4.01%     4.94%

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments    Maximum sales charge (load) imposed on purchases as
when you buy or sell shares of the Institutional Class.           a percentage of offering price                               none
                                                               Maximum contingent deferred sales charge (load) as a
                                                               percentage of original purchase price or redemption
                                                                  price, whichever is lower                                    none
                                                                  Maximum sales charge (load) imposed on reinvested dividends  none
                                                               Redemption fees                                                 none
                                                               Exchange fees(1)                                                none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the           Management fees                                                0.65%
Fund's assets.                                                 Distribution and service (12b-1) fees                           none
                                                               Other expenses                                                 0.49%
                                                               Total annual fund operating expenses                           1.14%
                                                               Fee waivers and payments(2)                                   (0.31%)
                                                               Net expenses(2)                                                0.83%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of       1 year                                                           $85
investing in the Fund to the cost of investing in other        3 years                                                         $332
mutual funds with similar investment objectives. We show       5 years                                                         $598
the cumulative amount of Fund expenses on a hypothetical       10 years                                                      $1,358
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not
represent future expenses, which may be greater or less
than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through September 30, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.83% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund

Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criteria.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

Delaware High-Yield Opportunities Fund

Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. Under normal circumstances, the Delaware High-Yield Opportunities Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund                Delaware High-Yield Opportunities Fund
                                                ------------------------------------------------------------------------------------
High-yield corporate bonds: Debt                Delaware Delchester Fund may invest         Delaware High-Yield Opportunities Fund
obligations issued by a corporation and         without limit in high-yield corporate       may invest without limit in high-yield
rated lower than investment grade by an         bonds. Emphasis is typically on those       corporate bonds. The Fund generally will
NRSRO such as S&P or Moody's or, if             rated BB or B by an NRSRO.                  not purchase corporate bonds which, at
unrated, that we believe are of                                                             the time of purchase, are rated lower
comparable quality. These securities are                                                    than CCC by S&P or Caa by Moody's.
considered to be of poor standing and
predominately speculative.

U.S. government securities: Direct U.S.         Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes,             will typically be a small percentage of the portfolio because they generally do
bonds and other debt securities issued          not offer as high a level of current income as high-yield corporate bonds.
by the U.S. Treasury or securities of
U.S. government agencies or
instrumentalities which are backed by
the full faith and credit of the United
States.

Foreign government or corporate                 Delaware Delchester Fund may invest up      Delaware High-Yield Opportunities Fund
securities: Securities issued by foreign        to 20% of its total assets in securities    may invest up to 15% of its total assets
governments or supranational entities or        of issuers domiciled in foreign             in securities of issuers domiciled in
foreign corporations.                           countries including both established        foreign countries including both
                                                countries and those with emerging           established countries and those with
A supranational entity is an entity             markets.                                    emerging markets.
established or financially supported by
the national governments of one or more
countries. The International Bank for
Reconstruction and Development (more
commonly known as the World Bank) is one
example of a supranational entity.

Zero coupon bonds and pay-in-kind bonds:        We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
Zero coupon securities are debt                 expect this to be a significant component of our strategy. The market prices of
obligations which do not entitle the            these bonds are generally more volatile than the market prices of securities
holder to any periodic payments of              that pay interest periodically and are likely to react to changes in interest
interest prior to maturity or a                 rates to a greater degree than interest-paying bonds having similar maturities
specified date when the securities begin        and credit quality. They may have certain tax consequences which, under certain
paying current interest. Therefore, they        conditions, could be adverse to the Funds.
are issued and traded at a price lower
than their face amounts or par value.
Payment-in-kind bonds pay interest or
dividends in the form of additional
bonds or preferred stock.

Equity securities: Equity securities            Each Fund may invest in equity securities. Generally, the Funds will invest
represent ownership interests in a              less than 5% of total assets in these securities.
company and consist of common stocks,
preferred stocks, warrants to acquire
common stock and securities convertible
into common stock.

Repurchase agreements: An agreement             Typically, we use repurchase agreements as a short-term investment for each
between a buyer of securities, such as a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
Fund, and a seller of securities in             must have collateral of 102% of the repurchase price. No more than 10% of either
which the seller agrees to buy the              Fund's assets may be invested in repurchase agreements of over seven days'
securities back within a specified time         maturity. A Fund will only enter into repurchase agreements in which the
at the same price the buyer paid for            collateral is comprised of U.S. government securities.
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund                Delaware High-Yield Opportunities Fund
                                                ------------------------------------------------------------------------------------
Restricted securities: Privately placed         We may invest in privately placed securities including those that are eligible
securities whose resale is restricted           for resale only among certain institutional buyers without registration, which
under securities law.                           are commonly known as Rule 144A Securities.

                                                Restricted securities that are              Restricted securities that are
                                                determined to be illiquid may not exceed    determined to be illiquid may not exceed
                                                Delaware Delchester Fund's 10% limit on     Delaware High-Yield Opportunities Fund's
                                                illiquid securities, which is described     15% limit on illiquid securities, which
                                                below.                                      is described below.

Illiquid securities: Securities that do         We may invest up to 10% of net assets in    We may invest up to 15% of net assets in
not have a ready market, and cannot be          illiquid securities.                        illiquid securities.
easily sold within seven days at
approximately the price that a fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that Delaware Delchester Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

We anticipate that Delaware High-Yield Opportunities Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing
in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund                Delaware High-Yield Opportunities Fund
                                                ------------------------------------------------------------------------------------
Market risk is the risk that all or a           We maintain a long-term investment approach and focus on bonds that we believe
majority of the securities in a certain         will continue to pay interest or stocks we believe can appreciate over an
market-like the stock or bond                   extended time frame regardless of interim market fluctuations. We do not try to
market-will decline in value because of         predict overall stock and bond market or interest rate movements and do not
factors such as economic conditions,            trade for short-term purposes.
future expectations or investor
confidence.

Industry and security risk is the risk          We limit the amount of each Fund's assets invested in any one industry and in
that the value of securities in a               any individual security. We also follow a rigorous selection process before
particular industry or the value of an          choosing securities for the portfolio.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.

Interest rate risk is the risk that             Each Fund is subject to interest rate risk. We cannot eliminate that risk, but
securities will decrease in value if            we do strive to manage it by monitoring economic conditions.
interest rates rise. The risk is greater
for bonds with longer maturities than
for those with shorter maturities.

Credit risk is the risk that there is           Our careful, credit-oriented bond selection and our commitment to hold a
the possibility that a bond's issuer            diversified selection of high-yield bonds are designed to manage this risk.
will be unable to make timely payments
of interest and principal.                                                                  For Delaware High-Yield Opportunities
                                                                                            Fund: We generally do not purchase
Investing in so-called "junk" or                                                            corporate bonds which, at the time of
"high-yield" bonds entails the risk of                                                      purchase, are rated lower than CCC by
principal loss, which may be greater                                                        S&P or Caa by Moody's. If a corporate
than the risk involved in investment                                                        bond held by the Fund drops below these
grade bonds. High-yield bonds are                                                           levels or goes into default, the Fund
sometimes issued by companies whose                                                         will begin to sell the security in an
earnings at the time of issuance are                                                        orderly manner, striving to minimize any
less than the projected debt service on                                                     adverse affect on the Fund.
the junk bonds.

Recession risk: Although the market for         It is likely that protracted periods of economic uncertainty would cause
high-yield bonds existed through periods        increased volatility in the market prices of high-yield bonds, an increase in
of economic downturns, the high-yield           the number of high-yield bond defaults and corresponding volatility in each
market grew rapidly during the long             Fund's net asset value. In the past, uncertainty and volatility in the
economic expansion which took place in          high-yield market have resulted in volatility in a Fund's net asset value.
the United States during the 1980s.
During that economic expansion, the use         In striving to manage this risk, we allocate assets across a wide range of
of high-yield debt securities to finance        industry sectors. We may emphasize industries that have been less susceptible to
highly leveraged corporate acquisitions         economic cycles in the past, particularly if we believe that the economy may be
and restructurings increased                    entering into a period of slower growth.
dramatically. As a result, the
high-yield market grew substantially.
Some analysts believe a protracted
economic downturn would severely disrupt
the market for high-yield bonds,
adversely affect the value of
outstanding bonds and adversely affect
the ability of high-yield issuers to
repay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund                Delaware High-Yield Opportunities Fund
                                                ------------------------------------------------------------------------------------
Foreign risk is the risk that foreign           We carefully evaluate the reward and risk associated with each foreign security
securities may be adversely affected by         that we consider.
political instability, changes in
currency exchange rates, foreign                We may invest up to 20% of the portfolio    We may invest up to 15% of the portfolio
economic conditions or inadequate               in securities of foreign issuers.           in securities of foreign issuers.
regulatory and accounting standards.

Liquidity risk is the possibility that          A less liquid secondary market may have an adverse effect on a Fund's ability to
securities cannot be readily sold within        dispose of particular issues, when necessary, to meet a Fund's liquidity needs
seven days at approximately the price           or in response to a specific economic event, such as the deterioration in the
that a fund values them.                        creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.
There is generally no established retail
secondary market for high-yield                 We may invest only 10% of net assets in     We may invest only 15% of net assets in
securities. As a result, the secondary          illiquid securities.                        illiquid securities.
market for high-yield securities is more
limited and less liquid than other
secondary securities markets. The
high-yield secondary market is
particularly susceptible to liquidity
problems when the institutions, such as
mutual funds and certain financial
institutions, which dominate it
temporarily stop buying bonds for
regulatory, financial or other reasons.

Adverse publicity and investor
perceptions may also disrupt the
secondary market for high-yield
securities.

Valuation risk: A less liquid secondary         Each Fund's privately placed high-yield securities are particularly susceptible
market as described above can make it           to the liquidity and valuation risks. We will strive to manage this risk by
more difficult to obtain precise                carefully evaluating individual bonds and by limiting the amount of the
valuations of the high-yield securities         portfolio that can be allocated to privately placed high-yield securities.
in its portfolio. During periods of
reduced liquidity, judgment plays a
greater role in valuing high-yield
securities.

Redemption risk: If investors redeem            Volatility in the high-yield market could increase redemption risk. We strive to
more shares of a fund than are purchased        maintain a cash balance sufficient to meet any redemptions. We may also borrow
for an extended period of time, a fund          money, if necessary, to meet redemptions.
may be required to sell securities
without regard to the investment merits
of such actions. This could decrease a
fund's asset base, potentially resulting
in a higher expense ratio.

Legislative and regulatory risk: The            We monitor the status of regulatory and legislative proposals to evaluate any
United States Congress has from time to         possible effects they might have on each Fund's portfolio.
time taken or considered legislative
actions that could adversely affect the
high-yield bond market. For example,
Congressional legislation has, with some
exceptions, generally prohibited
federally insured savings and loan
institutions from investing in
high-yield securities. Regulatory
actions have also affected the
high-yield market. Similar actions in
the future could reduce liquidity for
high-yield issues, reduce the number of
new high-yield securities being issued
and could make it more difficult for a
fund to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment
manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:


                                                               Investment management fees
-----------------------------------------------------------------------------------------
                                                                            Delaware
                                                    Delaware                High-Yield
                                                 Delchester Fund       Opportunities Fund
-----------------------------------------------------------------------------------------
As a percentage of average daily net assets           0.65%                   0.34%*

*Reflects a waiver of fees by the manager.

Portfolio
managers

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for the Funds effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------      The Funds       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 13 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------   |
                                     Financial intermediary wholesaler      |
                                     Lincoln Financial Distributors, L.P.   |
                                             2001 Market Street             |
                                         Philadelphia, PA 19103-7055        |
                                     ------------------------------------   |
                                                                   |        |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Delchester Fund and Delaware High-Yield Opportunities Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Funds' manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 215 255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions and taxes

For each Fund, dividends, if any, are declared and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends daily and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

Each Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                                                                                                                               7/31
The Financial highlights      Delaware Delchester Fund                          2002(3)      2001       2000       1999        1998
tables are intended to help   -----------------------------------------------------------------------------------------------------
you understand each Fund's    Net asset value, beginning of period             $ 3.110     $4.390     $5.540     $6.650      $6.570
financial performance. All    Income (loss) from investment operations:
"per share" information       Net investment income(1)                           0.325      0.442      0.538      0.613       0.620
reflects financial results    Net realized and unrealized gain (loss) gain
for a single Fund share.         on investments                                 (0.533)    (1.277)    (1.156)    (1.104)      0.075
This information has been                                                       ------    -------     ------     ------      ------
audited by Ernst & Young      Total from investments operations                 (0.208)    (0.835)    (0.618)    (0.491)      0.695
LLP, whose reports, along                                                       ------    -------     ------     ------      ------
with the Funds' financial     Less dividends and distributions from:
statements, are included in   Net investment income                             (0.312)    (0.445)    (0.532)    (0.619)     (0.615)
the Funds' annual reports,                                                      ------    -------     ------     ------      ------
which are available upon      Total dividends and distributions                 (0.312)    (0.445)    (0.532)    (0.619)     (0.615)
request by calling 800                                                          ------    -------     ------     ------      ------
523-1918.                     Net asset value, end of period                    $2.590    $ 3.110     $4.390     $5.540      $6.650
                                                                                ======    =======     ======     ======      ======
                              Total return(2)                                   (7.69%)   (19.98%)   (11.70%)    (7.42%)     11.00%
                              Ratios and supplemental data:
                              Net assets, end of period (000 omitted)          $10,542    $20,112    $19,751    $38,687     $53,673
                              Ratio of expenses to average net assets            1.04%      0.98%      1.00%      0.85%       0.81%
                              Ratio of expenses to average net assets prior
                                 to expense limitation and expenses
                                 paid indirectly                                 1.04%      1.06%      1.03%      0.85%       0.81%
                              Ratio of net investment income to average
                                 net assets                                     11.04%     11.90%     10.82%     10.37%       9.41%
                              Ratio of net investment income to average
                                 net assets prior to expense limitation and
                                 expenses paid indirectly                       11.04%     11.82%     10.79%     10.37%       9.41%
                              Portfolio turnover                                  441%       294%        82%        85%        117%
                              -----------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the year ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


How to read the          Net investment income                Net realized and unrealized gain     Net asset value (NAV)
Financial highlights     Net investment income includes       (loss) on investments                This is the value of a mutual
                         dividend and interest income         A realized gain on investments       fund share, calculated by
                         earned from a fund's securities;     occurs when we sell an               dividing the net assets by the
                         it is after expenses have been       investment at a profit, while a      number of shares outstanding.
                         deducted.                            realized loss on investments
                                                              occurs when we sell an               Total return
                                                              investment at a loss. When an        This represents the rate that an
                                                              investment increases or              investor would have earned or
                                                              decreases in value but we do not     lost on an investment in a fund.
                                                              sell it, we record an unrealized     In calculating this figure for
                                                              gain or loss. The amount of          the financial highlights table,
                                                              realized gain per share that we      we include applicable fee
                                                              pay to shareholders, if any,         waivers, and assume the
                                                              would be listed under "Less          shareholder has reinvested all
                                                              dividends and                        dividends and realized gains.
                                                              distributions-Distributions from
                                                              net realized gain on
                                                              investments."

                                                                                                                Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                   Delaware High-Yield                                                                                         7/31
                   Opportunities Fund                                     2002(3)        2001         2000        1999         1998
                   ----------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period                    $3.950      $4.850       $5.120      $5.920       $5.920
                   Income (loss) from investment operations:
                   Net investment income(1)                                 0.355       0.458        0.473       0.444        0.537
                   Net realized and unrealized gain (loss) on
                      investments and foreign currencies                   (0.487)     (0.893)      (0.298)     (0.684)       0.330
                                                                           ------      ------       ------      ------       ------
                   Total from investment operations                        (0.132)     (0.435)       0.175      (0.240)       0.867
                                                                           ------      ------       ------      ------       ------
                   Less dividends and distributions from:
                   Net investment income                                   (0.398)     (0.465)      (0.445)     (0.455)      (0.613)
                   Net realized gain on investments                            --          --           --      (0.105)      (0.254)
                                                                           ------      ------       ------      ------       ------
                   Total dividends and distributions                       (0.398)     (0.465)      (0.445)     (0.560)      (0.867)
                                                                           ------      ------       ------      ------       ------
                   Net asset value, end of period                          $3.420      $3.950       $4.850      $5.120       $5.920
                                                                           ======      ======       ======      ======       ======
                   Total return(2)                                         (3.57%)     (9.67%)       3.61%      (3.96%)      15.82%
                   Ratios and supplemental data:
                   Net assets, end of period (000 omitted)                 $2,569          $3           $4      $3,691       $3,837
                   Ratio of expenses to average net assets                  0.83%       1.00%        1.00%       0.97%        0.84%
                   Ratio of expenses to average net assets prior
                      to expense limitation and expenses
                      paid indirectly                                       1.14%       1.10%        1.27%       1.59%        1.14%
                   Ratio of net investment income to average
                      net assets                                            9.35%      10.36%        9.51%       8.32%        9.18%
                   Ratio of net investment income to average net
                      assets prior to expense limitation and expenses
                      paid indirectly                                       9.04%      10.26%        9.24%       7.69%        8.88%
                   Portfolio turnover                                        609%      1,201%         386%        382%         317%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


Net assets                      Ratio of expenses to average    Ratio of net investment income to   Portfolio turnover
Net assets represent the        net assets                      average net assets                  This figure tells you the
total value of all the          The expense ratio is the        We determine this ratio by          amount of trading activity
assets in a fund's              percentage of net assets        dividing net investment income      in a fund's portfolio. For
portfolio, less any             that a fund pays annually       by average net assets.              example, a fund with a 50%
liabilities, that are           for operating expenses and                                          turnover has bought and sold
attributable to that class      management fees. These                                              half of the value of its
of the fund.                    expenses include accounting                                         total investment portfolio
                                and administration expenses,                                        during the stated period.
                                services for shareholders,
                                and similar expenses.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

Salomon Smith Barney Cash Pay High-Yield Index
The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                       This page intentionally left blank

Delaware
Delchester Fund

Delaware High-Yield
Opportunities Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about a Fund from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)


o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

   Investment Company Act file number: 811-2071

Delaware Delchester Fund Symbol
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908306       DETIX

Delaware High-Yield Opportunities Fund
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908843       DHOIX

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


PR-044 [--] IVES 10/02

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


FIXED INCOME

Prospectus
September 30, 2002


DELAWARE
Strategic Income Fund
Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

..................................................................
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
..................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              9
..................................................................
Who manages the Fund                                      page 11
Investment manager and sub-advisor                             11
Portfolio managers                                             11
Who's who?                                                     13
..................................................................
About your account                                        page 14
Investing in the Fund                                          14
   Choosing a share class                                      14
How to reduce your sales charge                                16
How to buy shares                                              17
Retirement plans                                               18
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             23
..................................................................
Financial highlights                                      page 24
..................................................................
Glossary                                                  page 26

Profile: Delaware Strategic Income Fund

What is the Fund's goal?

     The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risk and are commonly known as "junk bonds".);

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

o the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.
  (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Strategic Income Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense limitation. The returns would be lower without the limitation.

As of September 30, 2002, the Fund's Class A shares had a calendar year-to-date return of 5.52%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.54% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.01% for the quarter ended September 30, 2000.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Year-by-year total return (Class A)

9.41%     2.24%     -2.47%    -3.01%    0.30%
----------------------------------------------------
1997      1998      1999      2000      2001

Average annual returns for periods ending 12/31/01                                                      1 year   5 years  lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                      Class A return before taxes                       -4.13%     0.28%       0.93%
                                                      Class A return after taxes on distributions       -7.01%    -3.18%      -2.50%
                                                      Class A return after taxes on distributions
                                                         and sale of Fund shares                        -2.53%    -1.41%      -0.88%
                                                      Class B return before taxes*                      -4.13%     0.26%       1.09%
                                                      Class C return before taxes*                      -1.36%     0.46%       1.09%
                                                      Lehman Brothers Aggregate Bond Index
                                                         (reflects no deduction for fees, expenses,
                                                         or taxes)                                       8.44%     7.43%       7.67%

  The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary.
  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -0.44%, 0.46% and 1.09% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be -0.44%, 0.46% and 1.09% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A, Class B and Class
  C shares was October 1, 1996. Lehman Brothers Aggregate Bond Index returns are for 10 years. Index return for Class B and Class
  C lifetimes was 7.67%.

What are the Fund's fees and expenses?         CLASS                                                   A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      Maximum sales charge (load) imposed on
your investments when you buy or sell             purchases as a percentage of offering price      4.50%        none         none
shares of the Fund.                            Maximum contingent deferred sales charge
                                                  (load) as a percentage of original purchase
                                                  price or redemption price, whichever is lower     none(1)    4.00%(2)     1.00%(3)
                                               Maximum sales charge (load) imposed on
                                                  reinvested dividends                              none        none         none
                                               Redemption fees                                      none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted    Management fees                                     0.65%       0.65%        0.65%
from the Fund's assets.                        Distribution and service (12b-1) fees               0.30%(4)    1.00%        1.00%
                                               Other expenses                                      0.94%       0.94%        0.94%
                                               Total annual fund operating expenses(5)             1.89%       2.59%        2.59%
                                               Fee waivers and payments                           -0.05%       0.00%        0.00%
                                               Net expenses                                        1.84%       2.59%        2.59%

                                               CLASS(7)                  A(1)           B            B              C            C
                                                                                         (if redeemed)               (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you           1 year                 $628           $262         $662           $262         $362
compare the cost of investing in the Fund      3 years              $1,013           $805       $1,030           $805         $805
to the cost of investing in other mutual       5 years              $1,421         $1,375       $1,525         $1,375       $1,375
funds with similar investment objectives.      10 years             $2,558         $2,754       $2,742         $2,925       $2,925
We show the cumulative amount of Fund
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the
time shown.(6) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of
    4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years,
    1.00% during the sixth year, and 0.00% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares through
    March 31, 2003 to no more than 0.25% of average daily net assets.

(5) The investment manager has agreed to waive fees and pay expenses through March 31, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

                                               CLASS                                                    A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Fund operating expenses including voluntary    Management fees                                       0.00%       0.00%        0.00%
expense caps in place through March 31,        Distribution and service (12b-1) fees                 0.25%(4)    1.00%        1.00%
2003.                                          Other expenses                                        0.75%       0.75%        0.75%
                                               Total annual fund operating expenses                  1.00%       1.75%        1.75%

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the effect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective is
non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                              How we use them
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a               The Fund may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a                 corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization                 Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have lower credit quality and may have            We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                            situation, its management, the prospects for its industry
                                                                       and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                       ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more
                                                                       speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations                    The Fund may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt                    government obligations; however, these securities will
securities issued by the U.S. Treasury and securities of               typically be a smaller percentage of the portfolio because
U.S. government agencies or instrumentalities.                         they generally do not offer as high a level of current
                                                                       income as other fixed-income securities the Fund may invest
                                                                       in.

Mortgage-backed securities: Fixed-income securities that               We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving                 mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage             issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                      We may also invest in mortgage-backed securities issued by
instrumentalities, such as the Federal Home Loan Mortgage              private companies whether or not the securities are 100%
Corporation, Fannie Mae and the Government National Mortgage           collateralized. However, these securities must be rated in
Association. Others are issued by private financial                    one of the four highest categories by an NRSRO at the time
institutions, with some fully collateralized by certificates           of purchase. The privately issued securities we invest in
issued or guaranteed by the government or its agencies or              are either CMOs or REMICs (see below).
instrumentalities.

Collateralized mortgage obligations (CMOs): Privately issued           See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately           See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts             We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit                the four highest categories by an NRSRO.
loans.

Investment grade corporate bonds: Debt obligations issued by           The Fund may invest up to 60% of net assets in investment
a corporation, rated in one of the four highest categories             grade corporate bonds.
by an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories
comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and interest.
Securities in the fourth category are known as medium-grade
bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to
adverse economic conditions and speculative characteristics.

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
6

-----------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                              How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate bonds:             We may invest in foreign government securities and we
Securities issued by foreign governments or supranational              primarily focus on better quality bonds with investment
entities. A supranational entity is an entity established or           grade credit ratings. We may also invest in securities
financially supported by the national governments of one or            issued by supranational entities, which are typically of
more countries. The International Bank for Reconstruction              higher quality.
and Development (more commonly known as the World Bank) is
one example of a supranational entity. Foreign corporate               We may invest in both rated and unrated securities of
bonds are debt obligations issued by a foreign corporation.            foreign securities. We may invest both in investment grade securities and non-investment grade securities (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO).

                                                                       However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or
                                                                       developing countries, which may be lower rated, including
                                                                       securities rated below investment grade.

Zero coupon bonds and pay-in-kind bonds: Zero coupon bonds             We may invest in zero coupon bonds and payment in kind
are debt obligations which do not entitle the holder to any            bonds, though we do not expect this to be a significant
periodic payments of interest prior to maturity or a                   component of our strategy. The market prices of these bonds
specified date when the securities begin paying current                are generally more volatile than the market prices of
interest. Therefore, they are issued and traded at a price             securities that pay interest periodically and are likely to
lower than their face amounts or par value. Payment-in-kind            react to changes in interest rates to a greater degree than
bonds pay interest or dividends in the form of additional              interest-paying bonds having similar maturities and credit
bonds or preferred stock.                                              quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Fund.

Equity securities: Common stocks, preferred stocks                     Up to 10% of the Fund's assets may be invested in U.S.
(including adjustable rate preferred stocks) and other                 equity securities.
equity securities, such as convertible securities and
warrants.                                                              We would select only equity securities that were consistent with the Fund's objective of high current income and total return.

Options and futures: Options represent a right to buy or               At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon               to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or              them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                     effect of any price declines, without selling a bond or
                                                                       bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
a security or group of securities at a specific price, on a            Use of these strategies can increase the operating costs of
specific date. Unlike an option, a futures contract must be            the Fund and can lead to loss of principal.
executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

Investment company securities: In some foreign countries,              We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through                  companies consistent with Investment Company Act of 1940
investments in closed-end investment companies that in turn            requirements. These investments involve an indirect payment
invest in the securities of such countries.                            of a portion of the other investment companies' expenses,
                                                                       including advisory fees.

Brady Bonds: These are debt securities issued under the                We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative announced by the            reforms undertaken by countries in connection with the
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a               issuance of Brady Bonds makes the debt of countries that
mechanism for debtor nations to restructure their                      have issued Brady Bonds or those that have announced plans
outstanding external indebtedness (generally, commercial               to issue them a viable opportunity for investment.
bank debt).
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

-----------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                              How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or forward                We may invest in securities issued in any currency and may
contracts: A forward contract involves an obligation to                hold foreign currency.
purchase or sell a specific currency at a future date at a
price set at the time of the contract. Forward contracts are           Although the Fund values its assets daily in terms of U.S.
used to "lock-in" the price of a security that will be                 dollars, we do not convert our holdings of foreign
purchased or sold, in terms of U.S. dollars or other                   currencies into U.S. dollars on a daily basis. We may,
currencies.                                                            however, from time to time, purchase or sell foreign
                                                                       currencies and/or engage in forward foreign currency
                                                                       transactions in order to expedite settlement of portfolio
                                                                       transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward
                                                                       contract. By entering into these transactions, the Fund
                                                                       attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                       period between when a security is purchased or sold and the date on which payment is made or received. These
                                                                       transactions may increase the Fund's expenses.

Repurchase agreements: An agreement between a buyer of                 Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in           investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a            into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,              collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.                  only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to                collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose               We may invest in privately placed securities, including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration, which are
                                                                       commonly known as Rule 144A Securities. Restricted
                                                                       securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                                       described below.

Interest rate swap and index swap agreements: In an interest           Interest rate swaps may be used to adjust the Fund's
rate swap, a fund receives payments from another party based           sensitivity to interest rates by changing its duration. We
on a floating interest rate in return for making payments              may also use interest rate swaps to hedge against changes in
based on a fixed interest rate. An interest rate swap can              interest rates.
also work in reverse, with a fund receiving payments based
on a fixed interest rate and making payments based on a                We use index swaps to gain exposure to markets that the Fund
floating interest rate. In an index swap, a fund receives              invests in, such as the corporate bond market. We may also
gains or incurs losses based on the total return of an                 use index swaps as a substitute for futures, options or
index, in exchange for making fixed or floating interest               forward contracts if such contracts are not directly
rate payments to another party.                                        available to the Fund on favorable terms.

                                                                       Interest rate swaps and index swaps will be considered
                                                                       illiquid securities (see below).

Illiquid securities: Securities that do not have a ready               We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                 securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions of these securities.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund intends to engage in active and frequent trading of its portfolio securities to achieve its investment objectives. We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 bonds that we believe will continue to pay interest
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall bond market or interest rate movements and
confidence.                                                            generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the                In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.                 consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well            that compares to us investing directly in the market the
the portfolio manager forecasts those movements, a fund                swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk is the risk that the value of               We diversify the Fund's assets across three distinct sectors
securities in a particular industry or the value of an                 of the bond market and among a wide variety of individual
individual stock or bond will decline because of changing              issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease           The Fund is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for               eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter               monitoring economic conditions.
maturities.
                                                                       The Fund will not invest in swaps with maturities of more
Swaps may be particularly sensitive to interest rate                   than two years. Each business day we will calculate the
changes. Depending on the actual movements of interest rates           amount the Fund must pay for any swaps it holds and will
and how well the portfolio managers anticipate them, a fund            segregate enough cash or other liquid securities to cover
could experience a higher or lower return than anticipated.            that amount.

Credit risk is the possibility that a bond's issuer (or an             Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make                 commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                             bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails            It is likely that protracted periods of economic uncertainty
the risk of principal loss, which may be greater than the              would cause increased volatility in the market prices of
risk involved in investment grade bonds. High-yield bonds              high-yield bonds, an increase in the number of high-yield
are sometimes issued by companies whose earnings at the time           bond defaults and corresponding volatility in the Fund's net
the bond is issued are less than the projected debt payments           asset value.
on the bonds.
                                                                       Our holdings of high quality investment grade bonds are less
Some analysts believe a protracted economic downturn would             subject to credit risk and may help to balance any credit
severely disrupt the market for high-yield bonds, adversely            problems experienced by individual high-yield bond issuers
affect the value of outstanding bonds and adversely affect             or foreign issuers.
the ability of high-yield issuers to repay principal and
interest.                                                              When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
                                                                       quality ratings and do careful credit analysis before
                                                                       investing.

Futures and options risk is the possibility that a fund may            We will use options and futures for defense purposes, such
experience a significant loss if it employs an options or              as to protect gains in the portfolio without actually
futures strategy related to a security or a market index               selling a security or to neutralize the impact of interest
moves in the opposite direction from what the portfolio                rate changes. We will not use futures and options for
managers anticipated. Futures and options also involve                 speculative reasons or in an effort to enhance return.
additional expenses, which could reduce any benefit or
increase any loss to a fund from using the strategy.
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

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be                The Fund will attempt to reduce foreign investing risks
adversely affected by political instability (including                 through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes           attention to trends in world economies, industries and
in currency exchange rates, foreign economic conditions or             financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have                  We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                   in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                   account before we select securities for the portfolio.
                                                                       However, there is no way to eliminate foreign risks when
                                                                       investing internationally.

Foreign government securities risks involve the ability of a           The Fund attempts to reduce the risks associated with
foreign government or government-related issuer to make                investing in foreign governments by limiting the portion of
timely principal and interest payments on its external debt            portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.

Currency risk is the risk that the value of an investment              We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency              currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce           foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are                Fund strives to protect the value of the security it owns
denominated in foreign currencies and may increase any                 from future changes in currency rates. We will use forward
losses.                                                                currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

Emerging markets risk is the possibility that the risks                While the Fund may purchase securities of issuers in any
associated with international investing will be greater in             foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets                the Fund's assets may be invested in direct obligations of
because, among other things, emerging markets may have less            issuers located in emerging market countries.
stable political and economic environments.

Liquidity risk is the possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price              our ability to sell particular issues, when necessary, to
that a fund values them.                                               meet the Fund's liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an
The high-yield secondary market is particularly susceptible            issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual            size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it              liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                         We may invest only 15% of net assets in illiquid securities.

Valuation risk: A less liquid secondary market as described            We will strive to manage this risk by carefully evaluating
above makes it more difficult to obtain precise valuations             individual bonds and by limiting the amount of the portfolio
of the high-yield securities in its portfolio. During                  that can be allocated to privately placed high-yield
periods of reduced liquidity, judgment plays a greater role            securities.
in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress            We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                  proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond                on the Fund's portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield securities, reduce the
number of new high-yield securities being issued and could
make it more difficult for a fund to attain its investment
objective.
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
10

Who manages the Fund

Investment manager and sub-advisor

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-advisor for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, no fees were paid to the manager for the last fiscal year after giving effect to expense limitations.

Portfolio managers

Paul Grillo, Timothy L. Rabe, Joanna Bates and Christopher A. Moth have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Grillo and Mr. Rabe have the responsibility of allocating the assets among the fixed-income and equity sectors for the Fund. In making investment decisions for the Fund, Mr. Grillo and Mr. Rabe regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director, Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                          -------------------
                                                           Board of Trustees
                                                          -------------------
----------------------------                                      |                              ---------------------------
    Investment manager                                    -------------------                            Custodian
Delaware Management Company   -------------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                    -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                               |                 |                         Brooklyn, NY 11245
----------------------------                ---------------------------     |                    ----------------------------
                   |                              Distributor               |
                   |                        Delaware Distributors, L.P.     ------------------------------
-----------------------------------             2005 Market Street                    Service agent
          Sub-advisor                       Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
Delaware International Advisors LTd.        ---------------------------            2005 Market Street
         Third Floor                                      |                  Philadelphia, PA 19103-7094
        80 Cheapside                                      |                  ------------------------------
   London, England EC2V 6EE              ------------------------------------      |
------------------------------------     Financial intermediary distributor        |
                   |                     Lincoln Financial Distributors, Inc.      |
                   |                             2001 Market Street                |
----------------------------                 Philadelphia, PA 19103-7055           |
  Portfolio managers                     ------------------------------------      |
(see page 11 for details)                                                          |
----------------------------                                       ------------------
                                                                   Financial advisors
                                                                   ------------------
                                                                           |
                                                                      ------------
                                                                      Shareholders
                                                                      ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Strategic Income Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-advisor A sub-advisor is a company generally responsible for the management of the fund's assets. Sub-advisors are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

       Choosing a share class

CLASS  o Class A shares have an up-front sales charge of up to 4.50% that you
  A pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

       o If you invest $100,000 or more, your front-end sales charge will be reduced.

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25% through March 31, 2003) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

       o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

Class A sales charges  -------------------------------------------------------------------------------------------------------------
                                                        Sales charge as %           Sales charge as %        Dealer's commission as
                            Amount of purchase          of offering price           of amount invested       % of offering price
                       -------------------------------------------------------------------------------------------------------------
                           Less than $100,000                4.50%                       4.71%                     4.00%

                              $100,000 but
                             under $250,000                  3.50%                       3.63%                     3.00%

                              $250,000 but
                             under $500,000                  2.50%                       2.56%                     2.00%

                              $500,000 but
                            under $1,000,000                 2.00%                       2.04%                     1.60%
                       -------------------------------------------------------------------------------------------------------------
                       As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
                       However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                       -------------------------------------------------------------------------------------------------------------
                                                        Sales charge as %           Sales charge as %        Dealer's commission as
                             Amount of purchase         of offering price           of amount invested       % of offering price
                       -------------------------------------------------------------------------------------------------------------
                       $1 million up to $5 million          none                         none                     1.00%

                             Next $20 million
                            up to $25 million               none                         none                     0.50%

                          Amount over $25 million           none                         none                     0.25%
                       -------------------------------------------------------------------------------------------------------------

CLASS  o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently limited to 0.25% through March 31, 2003). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

       o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS  o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Unlike Class B shares, Class C shares do not automatically convert into another class.

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

16

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investment Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

Online Account Access
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

--------------------------------------------------------------------------------
Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are declared and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights


                                                                                                                           Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                        Delaware Strategic                                                                                     7/31
The Financial           Income Fund                                          2002(1)     2001         2000        1999         1998
highlights tables       -----------------------------------------------------------------------------------------------------------
are intended to help    Net asset value, beginning of period               $3.870      $4.320       $4.860      $5.480       $5.700
you understand the
Fund's financial        Income (loss) from investment operations:
performance. All
"per share"             Net investment income(2)                            0.253       0.327        0.413       0.462        0.444
information reflects
financial results       Net realized and unrealized loss on
for a single Fund          investments and foreign currencies              (0.083)     (0.407)      (0.540)     (0.607)      (0.104)
share. This                                                                ------      ------       ------      ------       ------
information has been    Total from investment operations                    0.170      (0.080)      (0.127)     (0.145)       0.340
audited by Ernst &                                                         ------      ------       ------      ------       ------
Young LLP, whose        Less dividends and distributions:
report, along with
the Fund's financial    Dividends from net investment income               (0.137)     (0.201)      (0.356)     (0.440)      (0.440)
statements, is
included in the         Distributions in excess of net investment income       --      (0.060)      (0.057)         --           --
Fund's annual
report, which is        Net realized gain on investments                       --          --           --      (0.035)      (0.120)
available upon
request by calling      Return of capital                                  (0.133)     (0.109)          --          --           --
800 523-1918.                                                              ------      ------       ------      ------       ------
                        Total dividends and distributions                  (0.270)     (0.370)      (0.413)     (0.475)      (0.560)
                                                                           ------      ------       ------      ------       ------
                        Net asset value, end of period                     $3.770      $3.870       $4.320      $4.860       $5.480
                                                                           ======      ======       ======      ======       ======
                        Total return(3)                                     4.54%      (1.85%)      (2.67%)     (2.77%)       6.23%

                        Ratios and supplemental data:

                        Net assets, end of period (000 omitted)            $8,932     $10,488      $12,238     $18,757      $17,871

                        Ratio of expenses to average net assets             1.00%       1.00%        1.00%       1.00%        1.00%

                        Ratio of expenses to average net assets
                           prior to expense limitation and expenses
                           paid indirectly                                  1.84%       1.99%        1.75%       1.55%        1.73%

                        Ratio of net investment income to average
                           net assets                                       6.60%       8.06%        9.20%       8.97%        7.93%

                        Ratio of net investment income to average net
                           assets prior to expense limitation and
                           expenses paid indirectly                         5.76%       7.07%        8.45%       8.42%        7.20%

                        Portfolio turnover                                   349%        200%         127%        156%         175%
                        -----------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

How to read the          Net investment income     Net realized and unrealized gain      Net asset value (NAV)
Financial highlights     Net investment            (loss) on investments                 This is the value of
                         income includes           A realized gain on                    a mutual fund share,
                         dividend and              investments occurs                    calculated by
                         interest income           when we sell an                       dividing the net
                         earned from a fund's      investment at a                       assets by the number
                         investments; it is        profit, while a                       of shares
                         after expenses have       realized loss on                      outstanding.
                         been deducted.            investments occurs
                                                   when we sell an
                                                   investment at a
                                                   loss. When an
                                                   investment increases
                                                   or decreases in
                                                   value but we do not
                                                   sell it, we record
                                                   an unrealized gain
                                                   or loss. The amount
                                                   of realized gain per
                                                   share, if any, that
                                                   we pay to
                                                   shareholders is
                                                   listed under "Less
                                                   dividends and
                                                   distributions--Distributions
                                                   from net realized
                                                   gain on
                                                   investments."

24

                                                     Class B                                                       Class C
------------------------------------------------------------       -------------------------------------------------------
                                                  Year ended                                                    Year ended
                                                        7/31                                                          7/31
     2002(1)       2001        2000         1999        1998         2002(1)     2001         2000        1999        1998
------------------------------------------------------------       -------------------------------------------------------
   $3.860        $4.320      $4.860       $5.480      $5.700       $3.860      $4.320       $4.860      $5.480      $5.700

    0.224         0.297       0.378        0.424       0.402        0.224       0.297        0.378       0.424       0.402

   (0.073)       (0.418)     (0.540)      (0.607)     (0.100)      (0.073)     (0.418)      (0.540)     (0.607)     (0.100)
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
    0.151        (0.121)     (0.162)      (0.183)      0.302        0.151      (0.121)      (0.162)     (0.183)      0.302
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   (0.122)       (0.184)     (0.325)      (0.402)     (0.402)      (0.122)     (0.184)      (0.325)     (0.402)     (0.402)

       --        (0.055)     (0.053)          --          --           --      (0.055)      (0.053)         --          --

       --            --          --       (0.035)     (0.120)          --          --           --      (0.035)     (0.120)

   (0.119)       (0.100)         --           --          --       (0.119)     (0.100)          --          --          --
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   (0.241)       (0.339)     (0.378)      (0.437)     (0.522)      (0.241)     (0.339)      (0.378)     (0.437)     (0.522)
   ------        ------      ------       ------      ------       ------      ------       ------      ------      ------
   $3.770        $3.860      $4.320       $4.860      $5.480       $3.770      $3.860       $4.320      $4.860      $5.480
   ======        ======      ======       ======      ======       ======      ======       ======      ======      ======
    4.03%        (2.61%)     (3.63%)      (3.31%)      5.32%        4.03%      (2.84%)      (3.41%)     (3.32%)      5.32%

  $11,827       $12,718     $14,184      $19,318     $15,602       $3,086      $3,265       $4,402      $6,548      $5,276

    1.75%         1.75%       1.75%        1.75%       1.75%        1.75%       1.75%        1.75%       1.75%       1.75%

    2.59%         2.74%       2.50%        2.30%       2.48%        2.59%       2.74%        2.50%       2.30%       2.48%

    5.85%         7.31%       8.45%        8.22%       7.18%        5.85%       7.31%        8.45%       8.22%       7.18%

    5.01%         6.32%       7.70%        7.67%       6.45%        5.01%       6.32%        7.70%       7.67%       6.45%

     349%          200%        127%         156%        175%         349%        200%         127%        156%        175%
------------------------------------------------------------       -------------------------------------------------------


Total return          Net assets            Ratio of expenses to   Ratio of net investment   Portfolio turnover
This represents the   Net assets represent  average net assets     income to average         This figure tells
rate that an          the total value of    The expense ratio is   net assets                you the amount of
investor would have   all the assets in a   the percentage of      We determine this         trading activity in
earned or lost on an  fund's portfolio,     net assets that a      ratio by dividing         a fund's portfolio.
investment in a       less any              fund pays annually     net investment            For example, a fund
fund. In calculating  liabilities, that     for operating          income by average         with a 50% turnover
this figure for the   are attributable to   expenses and           net assets.               has bought and sold
financial highlights  that class of the     management fees.                                 half of the value of
table, we include     fund.                 These expenses                                   its total investment
fee waivers, exclude                        include accounting                               portfolio during the
front-end and                               and administration                               stated period.
contingent deferred                         expenses, services
sales charges, and                          for shareholders,
assume the                                  and similar
shareholder has                             expenses.
reinvested all
dividends and
realized gains.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                       This page intentionally left blank

Delaware Strategic Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder Service Center: Monday to Friday, 8 a.m. to 8 p.m. Eastern Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Strategic Income Fund

                                                          CUSIP         NASDAQ
                                                          -----         ------
A Class                                                 245908603       DISAX
B Class                                                 245908702       DISBX
C Class                                                 245908801       DISCX


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-125 [--] IVES 9/02

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


FIXED INCOME

Prospectus
September 30, 2002


DELAWARE
Strategic Income Fund
Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

..................................................................
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
..................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              9
..................................................................
Who manages the Fund                                      page 11
Investment manager and sub-advisor                             11
Portfolio managers                                             11
Who's who?                                                     13
..................................................................
About your account                                        page 14
Investing in the Fund                                          14
How to buy shares                                              15
How to redeem shares                                           16
Account minimum                                                17
Exchanges                                                      17
Dividends, distributions and taxes                             17
..................................................................
Financial highlights                                      page 18
..................................................................
Glossary                                                  page 20

Profile: Delaware Strategic Income Fund

What is the Fund's goal?

     The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.


What are the Fund's main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risk and are commonly known as "junk bonds".);

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

o the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Strategic Income Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns have varied over the past five calendar years, as well as the average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense limitation. The returns would be lower without the limitation.

As of September 30, 2002, the Fund's Institutional Class shares had a calendar year-to-date return of 5.72%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.44% for the quarter ended June 30, 1997 and its lowest quarterly return was -2.75% for the quarter ended September 30, 2000.

Year-by-year total return (Institutional Class)

          9.54%       2.55%       -1.98%       -2.77%       0.57%
--------------------------------------------------------------------------------
          1997        1998         1999         2000        2001

                                                                                                                     Lifetime
Average annual returns for periods ending 12/31/01                                 1 year           5 years          (10/1/96)
------------------------------------------------------------------------------------------------------------------------------------
                              Return before taxes                                   0.57%             1.49%            2.11%
                              Return after taxes on distributions                  -2.54%            -2.12%           -1.47%
                              Return after taxes on distributions and
                                 sale of Fund shares                                0.33%            -0.53%           -0.02%
                              Lehman Brothers Aggregate Bond Index
                                 (reflects no deduction for fees,
                                 expenses, or taxes)                                8.44%             7.43%            7.67%

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your      Maximum sales charge (load) imposed on purchases
investments when you buy or sell shares of the          as a percentage of offering price                                      none
Institutional Class.                                 Maximum contingent deferred sales charge (load) as
                                                        a percentage of original purchase price or redemption
                                                        price, whichever is lower                                              none
                                                     Maximum sales charge (load) imposed on reinvested dividends               none
                                                     Redemption fees                                                           none
                                                     Exchange fees(1)                                                          none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from     Management fees                                                          0.65%
the Fund's assets.                                   Distribution and service (12b-1)fees                                      none
                                                     Other expenses                                                           0.94%
                                                     Total annual fund operating expenses(2)                                  1.59%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the     1 year                                                                    $162
cost of investing in the Fund to the cost of         3 years                                                                   $502
investing in other mutual funds with similar         5 years                                                                   $866
investment objectives. We show the cumulative        10 years                                                                $1,889
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,
and does not represent future expenses, which may
be greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through March 31, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

------------------------------------------------------------------------------------------------------------------------------------
Fund operating expenses including voluntary           Management fees                                                         0.00%
expense caps in place through March 31, 2003          Distribution and service (12b-1) fees                                    none
                                                      Other expenses                                                          0.75%
                                                      Total annual fund operating expenses                                    0.75%



(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote (2).

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the effect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a            The Fund may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a              corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization              Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have lower credit quality and may have         We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                         situation, its management, the prospects for its industry
                                                                    and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                    ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more
                                                                    speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations                 The Fund may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt                 government obligations; however, these securities will
securities issued by the U.S. Treasury and securities of            typically be a smaller percentage of the portfolio because
U.S. government agencies or instrumentalities.                      they generally do not offer as high a level of current
                                                                    income as other fixed-income securities the Fund may invest in.

Mortgage-backed securities: Fixed-income securities that            We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving              mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage          issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                   We may also invest in mortgage-backed securities issued by
instrumentalities, such as the Federal Home Loan Mortgage           private companies whether or not the securities are 100%
Corporation, Federal National Mortgage Association and the          collateralized. However, these securities must be rated in
Government National Mortgage Association. Others are issued         one of the four highest categories by an NRSRO at the time
by private financial institutions, with some fully                  of purchase. The privately issued securities we invest in
collateralized by certificates issued or guaranteed by the          are either CMOs or REMICs (see below).
government or its agencies or instrumentalities.

Collateralized mortgage obligations (CMOs): Privately issued        See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately        See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts          We invest only in asset-backed securities rated in one of
receivable including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.

Investment grade corporate bonds: Debt obligations issued by        The Fund may invest up to 60% of net assets in investment
a corporation, rated in one of the four highest categories          grade corporate bonds.
by an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories
comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and interest.
Securities in the fourth category are known as medium-grade
bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to
adverse economic conditions and speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate bonds:          We may invest in foreign government securities and we
Securities issued by foreign governments or supranational           primarily focus on better quality bonds with investment
entities. A supranational entity is an entity established or        grade credit ratings. We may also invest in securities
financially supported by the national governments of one or         issued by supranational entities, which are typically of
more countries. The International Bank for Reconstruction           higher quality.
and Development (more commonly known as the World Bank) is
one example of a supranational entity. Foreign corporate            We may invest in both rated and unrated securities of
bonds are debt obligations issued by a foreign corporation.         foreign securities. We may invest both in investment grade securities and non-investment grade securities (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO).

                                                                    However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or
                                                                    developing countries, which may be lower rated, including
                                                                    securities rated below investment grade.

Zero coupon bonds and pay-in-kind bonds: Zero coupon bonds          We may invest in zero coupon bonds and payment in kind
are debt obligations which do not entitle the holder to any         bonds, though we do not expect this to be a significant
periodic payments of interest prior to maturity or a                component of our strategy. The market prices of these bonds
specified date when the securities begin paying current             are generally more volatile than the market prices of
interest. Therefore, they are issued and traded at a price          securities that pay interest periodically and are likely to
lower than their face amounts or par value. Payment-in-kind         react to changes in interest rates to a greater degree than
bonds pay interest or dividends in the form of additional           interest-paying bonds having similar maturities and credit
bonds or preferred stock.                                           quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Fund.


Equity securities: Common stocks, preferred stocks                  Up to 10% of the Fund's assets may be invested in U.S.
(including adjustable rate preferred stocks) and other              equity securities.
equity securities, such as convertible securities and
warrants.                                                           We would select only equity securities that were consistent with the Fund's objective of high current income and total return.

Options and futures: Options represent a right to buy or            At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon            to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or           them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                  effect of any price declines, without selling a bond or
                                                                    bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
a security or group of securities at a specific price, on a         Use of these strategies can increase the operating costs of
specific date. Unlike an option, a futures contract must be         the Fund and can lead to loss of principal.
executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

Investment company securities: In some foreign countries,           We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through               companies consistent with Investment Company Act of 1940
investments in closed-end investment companies that in turn         requirements. These investments involve an indirect payment
invest in the securities of such countries.                         of a portion of the other investment companies' expenses,
                                                                    including advisory fees.

Brady Bonds: These are debt securities issued under the             We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative announced by the         reforms undertaken by countries in connection with the
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a            issuance of Brady Bonds makes the debt of countries that
mechanism for debtor nations to restructure their                   have issued Brady Bonds or those that have announced plans
outstanding external indebtedness (generally, commercial            to issue them a viable opportunity for investment.
bank debt).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or forward             We may invest in securities issued in any currency and may
contracts: A forward contract involves an obligation to             hold foreign currency.
purchase or sell a specific currency at a future date at a
price set at the time of the contract. Forward contracts are        Although the Fund values its assets daily in terms of U.S.
used to "lock-in" the price of a security that will be              dollars, we do not convert our holdings of foreign
purchased or sold, in terms of U.S. dollars or other                currencies into U.S. dollars on a daily basis. We may,
currencies.                                                         however, from time to time, purchase or sell foreign
                                                                    currencies and/or engage in forward foreign currency
                                                                    transactions in order to expedite settlement of portfolio
                                                                    transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward
                                                                    contract. By entering into these transactions, the Fund
                                                                    attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                    period between when a security is purchased or sold and the date on which payment is made or received. These
                                                                    transactions may increase the Fund's expenses.

Repurchase agreements: An agreement between a buyer of              Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a         into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,           collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.               only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to cash.       collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose            We may invest in privately placed securities, including
resale is restricted under securities law.                          those that are eligible for resale only among certain
                                                                    institutional buyers without registration, which are
                                                                    commonly known as Rule 144A Securities. Restricted
                                                                    securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                                    described below.

Interest rate swap and index swap agreements: In an interest        Interest rate swaps may be used to adjust the Fund's
rate swap, a fund receives payments from another party based        sensitivity to interest rates by changing its duration.
on a floating interest rate in return for making payments
based on a fixed interest rate. An interest rate swap can           We may also use interest rate swaps to hedge against changes
also work in reverse, with a fund receiving payments based          in interest rates. We use index swaps to gain exposure to
on a fixed interest rate and making payments based on a             markets that the Fund invests in, such as the corporate bond
floating interest rate. In an index swap, a fund receives           market. We may also use index swaps as a substitute for
gains or incurs losses based on the total return of an              futures, options or forward contracts if such contracts are
index, in exchange for making fixed or floating interest            not directly available to the Fund on favorable terms.
rate payments to another party.
                                                                    Interest rate swaps and index swaps will be considered
                                                                    illiquid securities (see below).

Illiquid securities: Securities that do not have a ready            We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at              securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions of these securities.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, will generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund intends to engage in active and frequent trading of its portfolio securities to achieve its investment objectives. We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the               We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond              bonds that we believe will continue to pay interest
market--will decline in value because of factors such as            regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                predict overall bond market or interest rate movements and
confidence.                                                         generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the             In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.              consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well         that compares to us investing directly in the market the
the portfolio manager forecasts those movements, a fund             swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk is the risk that the value of            We diversify the Fund's assets across three distinct sectors
securities in a particular industry or the value of an              of the bond market and among a wide variety of individual
individual stock or bond will decline because of changing           issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease        The Fund is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for            eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter            monitoring economic conditions.
maturities.
                                                                    The Fund will not invest in swaps with maturities of more
Swaps may be particularly sensitive to interest rate                than two years. Each business day we will calculate the
changes. Depending on the actual movements of interest rates        amount the Fund must pay for any swaps it holds and will
and how well the portfolio managers anticipate them, a fund         segregate enough cash or other liquid securities to cover
could experience a higher or lower return than anticipated.         that amount.

Credit risk is the possibility that a bond's issuer (or an          Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make              commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                          bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails         It is likely that protracted periods of economic uncertainty
the risk of principal loss, which may be greater than the           would cause increased volatility in the market prices of
risk involved in investment grade bonds. High-yield bonds           high-yield bonds, an increase in the number of high-yield
are sometimes issued by companies whose earnings at the time        bond defaults and corresponding volatility in the Fund's net
the bond is issued are less than the projected debt payments        asset value.
on the bonds.
                                                                    Our holdings of high quality investment grade bonds are less
Some analysts believe a protracted economic downturn would          subject to credit risk and may help to balance any credit
severely disrupt the market for high-yield bonds, adversely         problems experienced by individual high-yield bond issuers
affect the value of outstanding bonds and adversely affect          or foreign issuers.
the ability of high-yield issuers to repay principal and
interest.                                                           When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
                                                                    quality ratings and do careful credit analysis before
                                                                    investing.

Futures and options risk is the possibility that a fund may         We will use options and futures for defense purposes, such
experience a significant loss if it employs an options or           as to protect gains in the portfolio without actually
futures strategy related to a security or a market index            selling a security or to neutralize the impact of interest
moves in the opposite direction from what the portfolio             rate changes. We will not use futures and options for
managers anticipated. Futures and options also involve              speculative reasons or in an effort to enhance return.
additional expenses, which could reduce any benefit or
increase any loss to a fund from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be             The Fund will attempt to reduce foreign investing risks
adversely affected by political instability (including              through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes        attention to trends in world economies, industries and
in currency exchange rates, foreign economic conditions or          financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have               We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                account before we select securities for the portfolio.
                                                                    However, there is no way to eliminate foreign risks when
                                                                    investing internationally.

Foreign government securities risks involve the ability of a        The Fund attempts to reduce the risks associated with
foreign government or government-related issuer to make             investing in foreign governments by limiting the portion of
timely principal and interest payments on its external debt         portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.

Currency risk is the risk that the value of an investment           We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency           currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce        foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are             Fund strives to protect the value of the security it owns
denominated in foreign currencies and may increase any              from future changes in currency rates. We will use forward
losses.                                                             currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

Emerging markets risk is the possibility that the risks             While the Fund may purchase securities of issuers in any
associated with international investing will be greater in          foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets             the Fund's assets may be invested in direct obligations of
because, among other things, emerging markets may have less         issuers located in emerging market countries.
stable political and economic environments.

Liquidity risk is the possibility that securities cannot be         A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price           our ability to sell particular issues, when necessary, to
that a fund values them.                                            meet the Fund's liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an
The high-yield secondary market is particularly susceptible         issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual         size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it           liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                      We may invest only 15% of net assets in illiquid securities.

Valuation risk: A less liquid secondary market as described         We will strive to manage this risk by carefully evaluating
above makes it more difficult to obtain precise valuations          individual bonds and by limiting the amount of the portfolio
of the high-yield securities in its portfolio. During               that can be allocated to privately placed high-yield
periods of reduced liquidity, judgment plays a greater role         securities.
in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress         We monitor the status of regulatory and legislative
has from time to time taken or considered legislative               proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond             on the Fund's portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield securities, reduce the
number of new high-yield securities being issued and could
make it more difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
and sub-advisor

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-advisor for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, no fees were paid to the manager for the last fiscal year after giving effect to expense limitations.

Portfolio
managers

Paul Grillo, Timothy L. Rabe, Joanna Bates and Christopher A. Moth have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Grillo and Mr. Rabe have the responsibility of allocating the assets among the fixed-income and equity sectors for the Fund. In making investment decisions for the Fund, Mr. Grillo and Mr. Rabe regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman
Sachs & Co.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

Portfolio
managers
(continued)

Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections.

Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director, Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.


                                                             -------------------
                                                              Board of Trustees
                                                             -------------------
------------------------------------                                 |                              ---------------------------
        Investment manager                                   -------------------                            Custodian
    Delaware Management Company     ----------------------       The Fund       ------------------      JPMorgan Chase Bank
        2005 Market Street                                   -------------------                      4 Chase Metrotech Center
    Philadelphia, PA 19103-7094                              |                 |                         Brooklyn, NY 11245
------------------------------------           ---------------------------     |                    ----------------------------
                   |                                   Distributor             |
------------------------------------           Delaware Distributors, L.P.     ------------------------------
             Sub-advisor                           2005 Market Street                    Service agent
Delaware International Advisors Ltd.           Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
             Third Floor                       ---------------------------            2005 Market Street
            80 Cheapside                                     |                   Philadelphia, PA 19103-7094
     London, England EC2V 6EE                                |                  ------------------------------
                                            ------------------------------------      |
                                             Financial intermediary wholesaler        |
------------------------------------        Lincoln Financial Distributors, Inc.      |
         Portfolio managers                         2001 Market Street                |
     (see page 11 for details)                  Philadelphia, PA 19103-7055           |
------------------------------------        ------------------------------------      |
                                                                       |              |
                                                                       |              |
                                                                   ------------------------
                                                                         Shareholders
                                                                   ------------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Strategic Income Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-advisor A sub-advisor is a company generally responsible for the management of the fund's assets. Sub-advisors are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends, if any, are declared and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights


                                                                                                            Institutional Class
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Year ended
                                Delaware Strategic                                                                         7/31
The Financial highlights        Income Fund                                      2002(1)      2001      2000     1999      1998
table is intended to help       -----------------------------------------------------------------------------------------------
you understand the Fund's       Net asset value, beginning of period              $3.860    $4.310    $4.850   $5.470    $5.700
financial performance. All      Income (loss) from investment operations:
"per share" information         Net investment income(2)                           0.263     0.338     0.424    0.475     0.458
reflects financial results      Net realized and unrealized gain (loss) on
for a single Fund share.           investments and foreign currencies             (0.073)   (0.408)   (0.540)  (0.603)   (0.111)
This information has been                                                         ------    ------    ------   ------    ------
audited by Ernst & Young        Total from investment operations                   0.190    (0.070)   (0.116)  (0.128)    0.347
LLP, whose report, along                                                          ------    ------    ------   ------    ------
with the Fund's financial       Less dividends and distributions:
statements, is included in      Dividends from net investment income              (0.142)   (0.207)   (0.365)  (0.457)   (0.457)
the Fund's annual report,       Distributions in excess of net investment income      --    (0.062)   (0.059)      --        --
which is available upon         Distributions from net realized gain
request by calling 800             on investments                                     --        --        --   (0.035)   (0.120)
523-1918.                       Return of capital                                 (0.138)   (0.111)       --       --        --
                                                                                  ------    ------    ------   ------    ------
                                Total dividends and distributions                 (0.280)   (0.380)   (0.424)  (0.492)   (0.577)
                                                                                  ------    ------    ------   ------    ------
                                Net asset value, end of period                    $3.770    $3.860    $4.310   $4.850    $5.470
                                                                                  ======    ======    ======   ======    ======
                                Total return(3)                                    5.08%    (1.61%)   (2.45%)  (2.46%)    6.36%
                                Ratios and supplemental data:
                                Net assets, end of period (000 omitted)           $2,284    $1,493    $1,044   $4,350    $3,764
                                Ratio of expenses to average net assets            0.75%     0.75%     0.75%    0.75%     0.75%
                                Ratio of expenses to average net assets
                                   prior to expense limitation and expenses
                                   paid indirectly                                 1.59%     1.74%     1.50%    1.30%     1.48%
                                Ratio of net investment income to average
                                   net assets                                      6.85%     8.31%     9.45%    9.22%     8.18%
                                Ratio of net investment income to average net
                                   assets prior to expense limitation and
                                   expenses paid indirectly                        6.01%     7.32%     8.70%    8.67%     7.45%
                                Portfolio turnover                                  349%      200%      127%     156%      175%
                                -----------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

How to read the
financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Strategic
Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)


o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Strategic Income Fund
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908884       DISIX

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


PR-128 [--] BUR 09/02


                                                                ------------------------------------------------------------------
         Delaware Investments includes funds with a
wide range of investment objectives.  Stock funds,              DELAWARE GROUP INCOME FUNDS
income funds, national and state-specific tax-exempt
funds, money market funds, global and international             ------------------------------------------------------------------
funds and closed-end funds give investors the ability
to create a portfolio that fits their personal                  DELAWARE CORPORATE BOND FUND
financial goals.  For more information, shareholders of         DELAWARE DELCHESTER FUND
the Class A, B, and C Shares should contact their               DELAWARE EXTENDED DURATION BOND FUND
financial advisor or call Delaware Investments at 800           DELAWARE HIGH-YIELD OPPORTUNITIES FUND
523-1918 and shareholders of the Institutional Classes          DELAWARE STRATEGIC INCOME FUND
should contact Delaware Investments at 800 510-4015.
                                                                A CLASS
INVESTMENT MANAGER                                              B CLASS
Delaware Management Company                                     C CLASS
2005 Market Street                                              INSTITUTIONAL CLASS
Philadelphia, PA  19103-7094                                    ------------------------------------------------------------------

SUB-ADVISOR
Delaware Strategic Income Fund:
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.                                     PART B
2005 Market Street
Philadelphia, PA 19103-7094                                     STATEMENT OF
                                                                ADDITIONAL INFORMATION
SHAREHOLDER SERVICING,                                          ------------------------------------------------------------------
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                             SEPTEMBER 30, 2002
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103
                                                                                             Delaware
CUSTODIAN                                                                                    Investments(SM)
JPMorgan Chase Bank                                                                          ----------------
4 Chase Metrotech Center                                                                     A member of Lincoln Financial Group(R)
Brooklyn, NY 11245

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 30, 2002

                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
                         DELAWARE STRATEGIC INCOME FUND

                 2005 Market Street, Philadelphia, PA 19103-7094

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800 523-1918

         For more information about Institutional Classes: 800 510-4015

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500

         Delaware Group Income Funds ("Income Funds"), a Delaware Business Trust, is a professionally-managed mutual fund of the series type which currently offers five series of shares: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes"). Each Fund also offers an institutional class (collectively, the "Institutional Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Funds September 30, 2002, as they may be amended from time to time. Part B should be read in conjunction with the Class' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from each Fund's Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

-----------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

-------------------------------------------------- ------- ----------------------------------------------------------------- ------
                                                     Page                                                                     Page
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Investment Objectives and Policies                         Taxes
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Performance Information                                    Investment Management Agreement and Sub-Advisory Agreement
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Trading Practices and Brokerage                            Officers and Trustees
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Purchasing Shares                                          General Information
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Investment Plans                                           Financial Statements
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Determining Offering Price and Net Asset Value             Appendix A -- Ratings
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Redemption and Exchange                                    Appendix B--Investment Objectives of the Funds in the
                                                                    Delaware Investments Family
-------------------------------------------------- -------
Dividends and Distributions
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

         Fundamental Investment Restrictions--Each Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of the Fund, or 67% of the voting securities of that Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

A Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds. "

         2. No Fund may invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

Following are additional non-fundamental investment restrictions for the Funds:

Delaware Delchester Fund
------------------------

         1. Delaware Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Delaware Delchester Fund will not invest for the purpose of acquiring control of any company.

         3. Delaware Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds, or an officer, trustee or partner of Delaware Management Company (the "Manager") if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Delaware Delchester Fund will not invest in securities of other investment companies.

         5. Delaware Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

         6. Delaware Delchester Fund will not sell short any security or property.

         7. Delaware Delchester Fund will not buy or sell commodities or commodity contracts.

         8. Delaware Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Delaware Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delaware Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delaware Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         12. No long or short positions on shares of the Fund may be taken by Income Fund's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delaware Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delaware Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Delaware Strategic Income Fund
------------------------------

         1. With respect to 75% of its total assets, Delaware Strategic Income Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.


         2. Delaware Strategic Income Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware Strategic Income Fund will not sell short any security or property.

         4. Delaware Strategic Income Fund will not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.

         5. Delaware Strategic Income Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies.

         6. Delaware Strategic Income Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware Strategic Income Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. Delaware Strategic Income Fund will not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware Strategic Income Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware Strategic Income Fund will not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware Strategic Income Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds or an officer, trustee or partner of the Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns in the aggregate more than 5% thereof.

         12. Delaware Strategic Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         Although not a fundamental investment restriction, Delaware Strategic Income Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases. In addition, Delaware Strategic Income Fund currently does not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities, and the Fund may make margin payments as may be necessary in connection with the futures and options transactions described in the Fund's Prospectuses and this Part B.

Delaware High-Yield Opportunities Fund
--------------------------------------

         1. With respect to 75% of its total assets, Delaware High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware High-Yield Opportunities Fund will not sell short any security or property.

         4. Delaware High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. Delaware High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         6. Delaware High-Yield Opportunities Fund will not make loans. However,
(i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Delaware High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         12. Delaware High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         13. Delaware High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a trustee or officer of Income Funds or of the Manager if or so long as the trustees and officers of Income Funds and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         14. Delaware High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         15. Delaware High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.


         The following provides additional information regarding the Funds' investment policies.

Delaware Delchester Fund
------------------------
         In investing for income and safety of principal, Delaware Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delaware Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         1. Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         2. Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         3. Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         As a matter of practice, Delaware Delchester Fund has consistently invested more than 80% of its assets in such securities. The Fund may invest up to 20% of its assets in equity securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delaware Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

Delaware Strategic Income Fund
------------------------------

         The Manager will seek to achieve the Fund's objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

               (1) a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

               (2) an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

               (3) an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

         The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets among sectors may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

Delaware High-Yield Opportunities Fund
--------------------------------------

         The types of securities in which Delaware High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         In addition to income-producing securities as described in the Prospectuses, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
---------------------------------------------------------------------

         The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve each Fund's objective by investing in investment grade corporate bonds. Each Fund may also invest in corporate bonds rated BB by S&P or Ba by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         Each Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in this Part B describes the ratings of S&P and Moody's.

Duration
         Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

High-Yield, High Risk Securities
         Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

         A. Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

         B. Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         C. Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest up to 20% of its net assets in securities rated BB by S&P or Ba by Moody's.

Zero Coupon and Pay-In-Kind Bonds
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Foreign and Emerging Markets Securities
         Each Fund may invest in foreign and emerging markets securities. Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Delaware Strategic Income Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Delaware Strategic Income Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With respect to a Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the foreign government and government-related debt securities in which Delaware Strategic Income Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

           Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Funds invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Fund's manager or sub-advisor does not believe that any current registration restrictions would affect its decision to invest in such countries.

Foreign Currency Transactions
         The foreign investments made by Delaware Strategic Income Fund present currency considerations which pose special risks. Delaware International Advisers Ltd., the Fund's sub-advisor ("Sub-Advisor"), uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Delaware Strategic Income Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Delaware Strategic Income Fund will account for forward contracts by marking to market each day at daily exchange rates. When the Fund enters into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's assets denominated in such foreign currency, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contract. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Delaware Strategic Income Fund's commitments with respect to such contract.

         Delaware Strategic Income Fund's use of forward foreign currency exchange contracts for hedging and other non-speculative purposes involves certain risks. For example, a lack of correlation between price changes of a forward contract and the assets being hedged could render Delaware Strategic Income Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the Sub-Advisor at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, Delaware Strategic Income Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in forward contracts also involve risks arising from the lack of an organized exchange trading environment.

         Successful use by Delaware Strategic Income Fund of forward foreign currency exchange contracts for hedging and other non-speculative purposes is subject to the Sub-Advisor's ability to predict correctly the direction of movements in foreign currencies relative to the U.S. dollar. This requires different skills and techniques than predicting changes in the prices of individual securities.

Equity Securities
         Each Fund may invest in income-producing equity securities. In addition, Delaware Delchester Fund and Delaware Strategic Income Fund may invest a portion of its assets in non-income producing equity securities and Delaware High-Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Convertible Debt and Non-Traditional Equity Securities
         From time to time, a portion of Delaware Corporate Bond Fund's, Delaware Delchester Fund's Delaware Extended Duration Bond Fund's, Delaware High-Yield Opportunities Fund's and Delaware Strategic Income Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See High-Yield, High Risk Securities for a further discussion of these types of investments.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

When-Issued and Delayed Delivery Securities
         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Borrowing From Banks
         Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the SEC may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while a Fund has an outstanding borrowing.

Restricted/Illiquid Securities
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Each Fund will not purchase illiquid assets if more than 15% of its respective net assets (10% for Delaware Delchester Fund) would then consist of such illiquid securities.

         Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
         The Funds are permitted to invest in repurchase agreements, but they normally so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of Income Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Interest Rate and Index Swaps
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Funds may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

          Swap transactions provide several benefits to the Funds. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund's fixed-income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Funds may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed-income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Funds to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Funds thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that a Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, a Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Funds will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Funds will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Funds will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Options, Futures and Options on Futures
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes. Delaware Strategic Income Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. Delaware Strategic Income Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities.

         Purchasing Call Options-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 2% of the Funds' total assets. When the Funds purchase a call option, in return for a premium paid by the Funds to the writer of the option, the Funds obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds.

         Purchasing Put Options-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may invest up to 2% of its total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund gives the Funds the right to sell one of their securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund to protect unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will lose the value of the premium paid. The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when they are the holder of an outstanding option, liquidate their position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Funds engage in futures transactions, to the extent required by the SEC, they will maintain with their custodian bank, assets in a segregated account to cover their obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Funds with respect to such futures contracts.

         The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Funds might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Funds from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which the Funds intend to purchase.

         If a put or call option that Delaware Strategic Income Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, Delaware Strategic Income Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. Delaware Strategic Income Fund will purchase a put option on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Funds hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in their portfolios and interest rates decrease instead, the Funds will lose part or all of the benefit of the increased value of their U.S. government securities which they have because they will have offsetting losses in their futures position. In addition, in such situations, if the Funds had insufficient cash, they may be required to sell U.S. government securities from their portfolios to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may be required to sell securities at a time when they may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Funds currently intend to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Funds' assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to 30 years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Short-Term Investments
         The short-term investments in which the Funds may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (4) U.S. government securities (see U.S. Government Securities); and

         (5) Repurchase agreements collateralized by securities listed above.

Unseasoned Companies
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Mortgage-Backed Securities
         Delaware Strategic Income Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs
         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, Delaware Strategic Income Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which Delaware Strategic Income Fund may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

         The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
         The asset-backed securities in which Delaware Strategic Income Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

         The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Investment Company Securities
         Any investments that Delaware Strategic Income Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

REITs
         Delaware Strategic Income Fund may invest in shares or convertible bonds of real estate investment trusts ("REIT") REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

Concentration
         In applying a Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectuses and this Part B for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                   n
                                           P(1 + T) = ERV


        Where:             P  =   a hypothetical initial purchase order of
                                  $1,000 from which, in the case of only Class A
                                  Shares, the maximum front-end sales charge is deducted;

                           T  =   average annual total return;

                           n  =   number of years;

                         ERV  =   Redeemable value of the hypothetical $1,000
                                  purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2002. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.50% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The average annual total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at July 31, 2002. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2002 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual return for each Class is shown for the 1 year, 5 year or 10 year period ending July 31, 2002. If a Class has not been in existence for a full 1 year, 5 year or 10 year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

                                         AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund(2)        1 year ended      5 year ended     10 year ended        Lifetime
(Inception for all Classes 9/15/98)      7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer before taxes                -0.61%                 N/A               N/A           3.85%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -3.18%                 N/A               N/A           1.31%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -0.40%                 N/A               N/A           1.78%
distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at NAV before taxes                   4.02%                 N/A               N/A           5.09%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC before taxes          -0.64%                 N/A               N/A           4.02%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -3.02%                 N/A               N/A           1.73%
on distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -0.41%                 N/A               N/A           2.06%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B excluding CDSC before taxes           3.25%                 N/A               N/A           4.35%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC before taxes           2.27%                 N/A               N/A           4.35%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes           -0.11%                 N/A               N/A           2.08%
on distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes            1.37%                 N/A               N/A           2.33%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C excluding CDSC before taxes           3.24%                 N/A               N/A           4.35%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class before taxes              4.29%                 N/A               N/A           5.36%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            1.48%                 N/A               N/A           2.68%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            2.60%                 N/A               N/A           2.93%
distributions and sale of fund
shares
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund               1 year ended      5 year ended     10 year ended        Lifetime
                                         7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer before taxes               -12.17%            -8.78%             0.12%               N/A
(Inception 8/20/70)(1)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on             -15.64%           -12.44%            -3.87%               N/A
distributions (Inception 8/20/70)(1)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -7.34%            -7.92%            -1.36%               N/A
distributions and sale of fund
shares (Inception 8/20/70)(1)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund               1 year ended      5 year ended     10 year ended        Lifetime
                                         7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at NAV before taxes                  -7.94%            -7.93%             0.58%             N/A
(Inception 8/20/70)(1)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC before               -11.61%            -8.72%               N/A          -1.98%
taxes (Inception 5/2/94)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes          -14.98%           -12.16%               N/A          -5.61%
on distributions (Inception 5/2/94)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -7.00%            -7.79%               N/A          -2.80%
on distributions and sale of fund
shares (Inception 5/2/94)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B excluding CDSC before                -8.28%            -8.55%               N/A          -1.98%
taxes (Inception 5/2/94)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC before                -9.12%            -8.56%               N/A          -3.57%
taxes (Inception 11/29/95)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes          -12.48%           -11.96%               N/A          -7.09%
on distributions (Inception
11/29/95)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes           -5.47%            -7.66%               N/A          -3.95%
on distributions and sale of fund
shares (Inception 11/29/95)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C excluding CDSC before                -8.28%            -8.56%               N/A          -3.57%
taxes (Inception 11/29/95)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class before taxes             -7.69%            -7.69%             0.83%             N/A
(Inception 6/1/92)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on          -11.43%           -11.48%            -3.28%             N/A
distributions (Inception 6/1/92)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on           -4.58%            -7.19%            -0.86%             N/A
distributions and sale of fund
shares (Inception 6/1/92)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond        1 year ended      5 year ended     10 year ended        Lifetime
Fund(2) (Inception for all Classes       7/31/02           7/31/02           7/31/02       through 7/31/02
9/15/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer before taxes                -1.52%               N/A               N/A           3.27%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -4.22%               N/A               N/A           0.62%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -0.95%               N/A               N/A           1.26%
distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at NAV before taxes                   3.16%               N/A               N/A           4.50%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC before taxes          -1.47%               N/A               N/A           3.41%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -3.98%               N/A               N/A           1.03%
on distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -0.91%               N/A               N/A           1.52%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B excluding CDSC before taxes           2.37%               N/A               N/A           3.73%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC before taxes           1.41%               N/A               N/A           3.77%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes           -1.10%               N/A               N/A           1.39%
on distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes            0.86%               N/A               N/A           1.81%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C excluding CDSC before taxes           2.37%               N/A               N/A           3.77%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class before taxes              3.43%               N/A               N/A           4.76%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            0.49%               N/A               N/A           1.98%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            2.09%               N/A               N/A           2.39%
distributions and sale of fund
shares
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities      1 year ended      5 year ended     10 year ended        Lifetime
Fund(2)                                  7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer before taxes                -8.29%            -1.12%               N/A           0.83%
(Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on             -11.85%            -5.20%               N/A          -3.09%
distributions (Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -5.00%            -2.66%               N/A          -1.06%
distributions and sale of fund
shares (Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at NAV before taxes                  -3.87%            -0.20%               N/A           1.67%
(Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC before                -8.26%               N/A               N/A          -3.52%
taxes (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes          -11.70%               N/A               N/A          -6.81%
on distributions (Inception
2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -4.98%               N/A               N/A          -4.16%
on distributions and sale of fund
shares (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B excluding CDSC before                -4.80%               N/A               N/A          -3.30%
taxes (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC before                -5.66%               N/A               N/A          -3.30%
taxes (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes           -9.10%               N/A               N/A          -6.56%
on distributions (Inception
2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes           -3.38%               N/A               N/A          -3.98%
on distributions and sale of fund
shares (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C excluding CDSC before                -4.80%               N/A               N/A          -3.30%
taxes (Inception 2/17/98)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class before taxes             -3.57%             0.08%               N/A           1.92%
(Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on           -7.42%            -4.15%               N/A          -2.14%
distributions (Inception 12/30/96)
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on           -2.10%            -1.80%               N/A          -0.27%
distributions and sale of fund
shares (Inception 12/30/96)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund(2)      1 year ended      5 year ended     10 year ended        Lifetime
(Inception for all Classes 10/1/96)      7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer before taxes                -0.11%            -0.30%               N/A           1.40%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -2.80%            -3.68%               N/A          -1.96%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at offer after taxes on              -0.12%            -1.86%               N/A          -0.50%
distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class A at NAV before taxes                   4.54%             0.62%               N/A           2.21%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC before taxes           0.12%            -0.32%               N/A           1.36%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes           -2.39%            -3.45%               N/A          -1.74%
on distributions
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund(2)      1 year ended      5 year ended     10 year ended        Lifetime
(Inception for all Classes 10/1/96)      7/31/02           7/31/02           7/31/02       through 7/31/02
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B including CDSC after taxes            0.03%            -1.73%               N/A          -0.39%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class B excluding CDSC before taxes           4.03%            -0.12%               N/A           1.47%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC before taxes           3.05%            -0.12%               N/A           1.47%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes            0.54%            -3.23%               N/A          -1.61%
on distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C including CDSC after taxes            1.83%            -1.57%               N/A          -0.29%
on distributions and sale of fund
shares
------------------------------------ ----------------- ----------------- ----------------- -----------------
Class C excluding CDSC before taxes           4.03%            -0.12%               N/A           1.47%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class before taxes              5.08%             0.91%               N/A           2.50%
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            2.14%            -2.62%               N/A          -1.00%
distributions
------------------------------------ ----------------- ----------------- ----------------- -----------------
Institutional Class after taxes on            3.06%            -0.98%               N/A           0.30%
distributions and sale of fund
shares
------------------------------------------------------------------------------------------------------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the maximum front-end sales charge is 4.50%. The above performance numbers are calculated using 4.50% as the applicable sales charge for all time periods.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0.00% thereafter. The above figures have been calculated using this new schedule.
(4) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                 a--b        6
                                     YIELD = 2[(-------- + 1) -- 1]
                                                  cd

        Where:       a    =   dividends and interest earned during the period;

                     b    =   expenses accrued for the period (net of
                              reimbursements);

                     c    =   the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                     d    =   the maximum offering price per share on the last
                              day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of each Class of each Fund as of July 31, 2002 using this formula were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                              Class A Shares     Class B Shares     Class C Shares   Institutional Class Shares
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Corporate Bond Fund                       6.32%              5.86%             5.86%                   6.89%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Delchester Fund                           9.91%              9.63%             9.63%                  10.78%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Extended Duration Bond Fund               7.28%              6.88%             6.88%                   7.91%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware High-Yield Opportunities Fund            11.18%             11.01%            11.01%                  12.07%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Strategic Income Fund                     6.48%              6.04%             6.04%                   7.07%
--------------------------------------------------------------------------------------------------------------------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement and Sub-Advisory Agreement for expense limitations in effect for the Funds). Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, Treasury bills and shares of that Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Fund and may illustrate how to find the listings of that Fund in newspapers and periodicals. Materials may also include discussions of other funds, products and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Funds through July 31, 2002. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but is also shown without reflecting the impact on any front-end sales charge. Total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                       Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Corporate Bond Fund(2)         9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/02                     -5.53%       -1.13%         -1.06%        -5.20%       -1.31%       -2.29%       -1.31%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/02                     -3.78%        0.71%          0.84%        -3.55%        0.34%       -0.64%        0.34%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/02                     -2.68%        1.83%          2.03%        -2.60%        1.27%        0.30%        1.27%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/02                       -0.61%        4.02%          4.29%        -0.64%        3.25%        2.27%        3.24%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/02                      16.15%       21.65%         22.62%        16.77%       19.00%       18.99%       18.99%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               15.76%       21.24%         22.44%        16.52%       17.94%       17.94%       17.94%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                        Class A(1)   Class A(1)   Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Delchester Fund                8/20/70)     8/20/70)       6/1/92)       5/2/94)       5/2/94)     11/29/95)    11/29/95)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/02                    -13.67%       -9.56%         -9.50%       -12.90%       -9.37%      -10.26%       -9.37%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/02                    -12.15%       -7.99%         -8.18%       -11.78%       -8.29%       -9.17%       -8.29%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/02                     -9.34%       -5.02%         -4.84%        -8.72%       -5.19%       -6.07%       -5.19%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/02                      -12.17%       -7.94%         -7.69%       -11.61%       -8.28%       -9.12%       -8.28%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/02                     -38.21%      -35.31%        -34.78%       -37.58%      -36.53%      -36.53%      -36.53%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
5 years ended 7/31/02                     -36.83%      -33.85%        -32.96%       -36.64%      -36.05%      -36.06%      -36.06%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
10 years ended 7/31/02                      1.16%        6.00%          8.65%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
15 years ended 7/31/02                     66.01%       73.74%         80.19%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                              699.86%      737.45%        768.47%       -15.23%      -15.23%      -21.52%      -21.52%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware Extended                      (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Duration Bond Fund(2)                   9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/02                     -6.50%       -2.05%         -1.99%        -6.08%       -2.24%       -3.20%       -2.23%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/02                     -5.31%       -0.82%         -0.70%        -5.02%       -1.20%       -2.16%       -1.20%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/02                     -4.30%        0.20%          0.40%        -4.17%       -0.37%       -1.32%       -0.37%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/02                       -1.52%        3.16%          3.43%        -1.47%        2.37%        1.41%        2.37%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/02                      16.46%       21.89%         22.84%        16.96%       19.16%       19.16%       19.16%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               13.27%       18.62%         19.74%        13.88%       15.25%       15.41%       15.41%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware High-Yield                    (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Opportunities Fund(2)                   12/30/96)    12/30/96)     12/30/96)      2/17/98)     2/17/98)     2/17/98)     2/17/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/02                    -12.29%       -8.15%         -8.10%       -11.86%       -8.28%       -9.18%       -8.28%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/02                    -10.55%       -6.35%         -6.47%       -10.46%       -6.89%       -7.78%       -6.89%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/02                     -7.17%       -2.76%         -2.55%        -7.11%       -3.51%       -4.41%       -3.51%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/02                       -8.29%       -3.87%         -3.57%        -8.26%       -4.80%       -5.66%       -4.80%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/02                     -14.61%      -10.60%         -9.75%       -14.01%      -12.51%      -12.51%      -12.51%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
5 years ended 7/31/02                      -5.48%       -1.00%          0.40%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                                4.74%        4.56%         11.24%       -14.72%      -13.85%      -13.88%      -13.88%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Strategic Income Fund(2)       10/1/96)     10/1/96)      10/1/96)       10/1/96)     10/1/96)     10/1/96)     10/1/96)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/02                     -4.75%       -0.28%          0.04%        -4.15%       -0.21%       -1.19%       -0.21%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/02                     -1.52%        3.18%          3.32%        -1.20%        2.80%        1.80%        2.80%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/02                     -1.31%        3.31%          3.79%        -1.19%        2.74%        1.75%        2.74%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/02                       -0.11%        4.54%          5.08%         0.12%        4.03%        3.05%        4.03%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/02                      -4.65%       -0.13%          0.86%        -4.11%       -2.37%       -2.37%       -2.37%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
5 years ended 7/31/02                      -1.52%        3.15%          4.64%        -1.57%       -0.58%       -0.59%       -0.59%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                                8.45%       13.58%         15.49%         8.21%        8.90%        8.88%        8.88%
------------------------------------------------------------------------------------------------------------------------------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Total return reflects expense limitations in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement and Sub-Advisory Agreement for the limitation in effect for each Fund.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                         Number of
                        Investment       Price Per        Shares
                          Amount           Share         Purchased
        Month 1            $100            $10.00             10
        Month 2            $100            $12.50              8
        Month 3            $100             $5.00             12
        Month 4            $100            $10.00             10
        -----------------------------------------------------------
                           $400            $37.50             48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE
         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, a Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. (the "NASDR(SM)"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's securities at the beginning of the year were replaced by the end of the year. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the Funds for the past two fiscal years were as follows:

        ------------------------------------------------------------------------
                                                                July 31,
        ------------------------------------------------- ----------------------
                                                               2002        2001
        ------------------------------------------------- ---------- -----------
        Delaware Delchester Fund(1)                            441%        294%
        ------------------------------------------------- ---------- -----------
        Delaware Strategic Income Fund(2)                      349%        200%
        ------------------------------------------------- ---------- -----------
        Delaware High-Yield Opportunities Fund(3)              609%      1,201%
        ------------------------------------------------- ---------- -----------
        Delaware Corporate Bond Fund(4)                      1,044%        709%
        ------------------------------------------------- ---------- -----------
        Delaware Extended Duration Bond Fund(4)                923%        642%
        ------------------------------------------------------------------------
        1     Commenced operations on August 20, 1970.
        2     Commenced operations on October 1, 1996.
        3     Commenced operations on December 30, 1996.
        4     Commenced operations on September 15, 1998.

         Delaware Delchester Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.

         Delaware Strategic Income Fund, Delaware High-Yield Opportunities Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may be expected to engage in active and frequesnt trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Funds have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%.

         Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Income Funds reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interests. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted Conduct Rules, as amended, relating to investment company sales charges. Income Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed during first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the case of Class A Shares or Institutional Class shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund, pursuant to Board action) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charges--under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4.00% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Income Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delaware Delchester Fund and Delaware High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delaware Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delaware Corporate Bond Fund A Class', Delaware Delchester Fund A Class', Delaware Extended Duration Bond Fund A Class' and Delaware Strategic Income Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, have all been approved by the Board of Trustees of Income Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Income Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Income Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Income Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended July 31, 2002, 12b-1 plan payments from Class A Shares, Class B Shares and Class C Shares of Delaware Delchester Fund, Delaware High-Yield Opportunities Fund, Delaware Strategic Income Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware                  Delaware High-Yield                 Delaware
                                             Delchester Fund                Opportunities Fund           Strategic Income Fund
                                     ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
                                        Class A     Class B   Class C   Class A   Class B   Class C   Class A    Class B   Class C
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Advertising                              $6,962          $0      $549      $420      $234       $38        $0         $0      $126
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Annual/Semi Annual Reports               $7,963          $0      $646    $5,919    $3,624      $773        $0         $0    $1,732
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Broker Trails                          $559,383    $264,347  $126,648   $38,481   $26,769   $20,585   $24,347    $30,590   $25,442
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Broker Sales Charges                         $0     $37,475    $4,066        $0   $51,917    $3,487        $0    $51,339      $982
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Dealer Service Expenses                      $0          $0        $0        $0        $0        $0        $0         $0        $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              43

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware                  Delaware High-Yield                 Delaware
                                             Delchester Fund                Opportunities Fund           Strategic Income Fund
                                     ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
                                        Class A     Class B   Class C   Class A   Class B   Class C   Class A    Class B   Class C
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Interest on Broker Sales Charges             $0    $762,617        $0        $0   $12,856        $0        $0    $40,452        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Salary & Commissions to Wholesalers          $0          $0        $0      $668    $2,821        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Promotional- Broker Meetings                 $0          $0        $0        $0        $0        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Promotional-Other                       $40,909          $0    $4,970    $3,859    $1,879      $918      $173         $0    $1,968
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Prospectus Printing                     $12,863          $0      $822      $306      $235      $259        $0         $0      $233
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Telephone                                    $0          $0        $0        $0        $0        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Other                                   $66,883          $0   $10,465    $7,775    $6,844    $3,171       $74         $0    $1,741
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Total                                  $694,963  $1,064,439  $148,166   $57,428  $107,179   $29,231   $24,594   $122,381   $32,214
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                 Delaware                       Delaware
                                           Corporate Bond Fund         Extended Duration Bond Fund
                                     ----------- ----------- --------- --------- -------- ---------
                                        Class A     Class B   Class C   Class A  Class B   Class C
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Advertising                                  $4        $181       $45        $2      $36       $16
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Annual/Semi Annual Reports                   $7        $333      $105        $2     $125       $66
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Broker Trails                           $24,008     $18,894   $11,450   $11,376   $5,042    $2,850
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Broker Sales Charges                         $0     $29,709   $10,001        $0   $9,333    $3,995
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Dealer Service Expenses                      $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Interest on Broker Sales Charges             $0     $10,276    $1,435        $0   $3,613      $346
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Salary & Commissions to Wholesalers          $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Promotional- Broker Meetings                 $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Promotional-Other                          $218      $5,355      $692       $14     $191      $139
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Prospectus Printing                          $3        $528      $173        $2     $137       $39
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Telephone                                    $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Other                                       $48     $10,653    $8,972        $9   $1,724    $1,511
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Total                                   $24,378     $76,029   $32,873   $11,405  $20,201    $8,962
---------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Income Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

        Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares of each Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to RFS that it has the requisite number of employees and received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Income Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.50%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Advisor or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Advisor or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

         The Institutional Class of each of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is also available for purchase by clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares or Institutional Class shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's Prospectuses. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class shares, but may not exchange their shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS-Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds for proper instructions.

MoneyLine(SM) On Demand
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Investments family through the Wealth Builder Option.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in the funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

Deductible and Non-deductible IRAs
         An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

            Calendar Year         Under Age 50         Age 50 and Above
            -------------         ------------         ----------------
              2002-2004              $3,000                 $3,500
                 2005                $4,000                 $4,500
              2006-2007              $4,000                 $5,000
                 2008                $5,000                 $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2002 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $34,000 ($54,000 for taxpayers filing joint returns) for tax years beginning in 2002. A partial deduction is allowed for married couples with income greater than $54,000 and less than $64,000, and for single individuals with AGI greater than $34,000 and less than $44,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $3,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Coverdell Education Savings Accounts
         For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account (formerly an "education IRA") has been created exclusively for the purpose of paying qualified higher education expenses.

         The annual contribution that can be made for each designated beneficiary will be increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $2000 annual limit is in addition to the $3,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish a Coverdell Education Savings Account. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         Through 2002, the $2000 annual contribution limit for Coverdell Education Savings Accounts are phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $150,000 and less than $160,000. The modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. `Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher educations expenses. Generally, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange upon which such securities are primarily traded, unless such closing prices are determined to be not readily available pursuant to each Fund's pricing procedures. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, for all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed during the first year following purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
        You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
        You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above and in the Prospectuses. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
        You or your investment dealer may request redemptions of your Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts

        Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts--Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has product participation agreement with the sponsor of alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge - Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends, if any, are declared each day the Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Delchester Fund and Delaware High-Yield Opportunities Fund are open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the prior business day. Dividends, if any, for the Delaware Strategic Income Fund are declared and paid monthly. Capital gains, if any, may be paid twice a year.

         Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine
(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

TAXES

         It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Each Fund had an accumulated capital loss carryforward of the amounts listed below at July 31, 2002 which for federal income tax purposes may be carried forward and applied against future capital gains.

        ----------------------------------------------------------------------
        Delaware Corporate Bond Fund                               $3,946,468
        --------------------------------------------------- ------------------
        Delaware Delchester Fund                                 $741,815,960
        --------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $3,247,006
        --------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                    $10,336,787
        --------------------------------------------------- ------------------
        Delaware Strategic Income Fund                            $10,993,286
        ----------------------------------------------------------------------

         Delaware Corporate Bond Fund's capital loss carryforward expires as follows: 2008--$1,704,753 and 2009--$1,892,500. Delaware Delchester Fund's
capital loss carryforward expires as follows: 2003--$87,593,579 and 2007--$10,982,838, 2008--$147,703,776, 2009--$284,053,994 and
2010--$211,481,773. Delaware Extended Duration Bond Fund's capital carryforward expires as follows: 2008--$2,232,330 and 2009--$1,315,765. Delaware High-Yield Opportunities Fund's capital loss carryforward expires as follows:
2007--$65,503, 2008--$978,433, 2009--$2,847,377 and 2010--$6,460,591. Delaware
Strategic Income Fund's capital carryforward expires as follows:
2008--$4,111,328, 2009--$4,750,913 and 2010--$2,131,045.

         Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of Delaware Corporate Bond Fund's, Delaware Delchester, Delaware Extended Duration Bond Fund's and Delaware High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. It is expected that either none or a nominal portion of Delaware Strategic Income Fund's dividends will be eligible for the dividends-received deduction. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Each Fund's portfolio securities had an unrealized net depreciation for tax purposes as follows as of July 31, 2002.

        ----------------------------------------------------------------------
        Delaware Corporate Bond Fund                               $1,749,930
        --------------------------------------------------- ------------------
        Delaware Delchester Fund                                  $33,824,894
        --------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $1,902,780
        --------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                     $3,022,736
        --------------------------------------------------- ------------------
        Delaware Strategic Income Fund                             $1,868,050
        ----------------------------------------------------------------------

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

       Shareholders will be notified annually by Income Funds as to the federal income tax status of dividends and distributions paid by the Fund.

       The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

       A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of Income Funds.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 2002, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $25,444,799,669) and investment company ($19,704,324,101) accounts.

         The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Income Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The management fee rate schedule for each Fund is as follows:

         --------------------------------------------------------------------------------------------------------
                                                                         Management Fee Schedule
                                                               (as a percentage of average daily net assets)
          Fund Name                                                           Annual Rate
         -------------------------------------------------- -----------------------------------------------------
         Delaware Corporate Bond Fund                       0.50% on first $500 million
                                                            0.475% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Delchester Fund                           0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Extended Duration Bond Fund               0.55% on first $500 million
                                                            0.50% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware High-Yield Opportunities Fund             0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Strategic Income Fund                     0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         --------------------------------------------------------------------------------------------------------

The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.75% of average daily net assets during the commencement of the public offering of the Fund through June 30, 1999. The Manager contracted to waive fees and pay expenses of Delaware Strategic Income Fund from July 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The Manager has elected voluntarily to waive fees from October 1, 2001, through March 31, 2003, in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 1.00% of average daily net assets from April 12, 1999 through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware High-Yield Opportunities Fund from October 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets. The Manager has contracted to waive fees from October 1, 2001, through September 30, 2003, in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.83% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and to pay certain expenses of the Funds to the extent necessary to ensure that the total operating expenses each Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.55% during the commencement of the public offering of the Funds through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund from October 1, 1999 through September 30, 2003 in order to prevent each Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

         The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Delchester Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 0.90% (exclusive 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) during the period June 1, 2000 through November 30, 2000.]

         On July 31, 2002, the total net assets of Income Funds were $500,284,189, broken down as follows:

        -----------------------------------------------------------------------
        Delaware Corporate Bond Fund                               $88,385,129
        ---------------------------------------------------- ------------------
        Delaware Delchester Fund                                  $289,960,907
        ---------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $66,136,749
        ---------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                     $29,675,597
        ---------------------------------------------------- ------------------
        Delaware Strategic Income Fund                             $26,129,081
        -----------------------------------------------------------------------

         On July 31, 2002, the investment management fees paid by each Fund for the past three fiscal years were as follows:

        ------------------------------------------------------------------------------------------------------------------------
        Fund                                                July 31, 2002          July 31, 2001          July 31, 2000
        ----                                                -------------          -------------          -------------

        --------------------------------------------------- ---------------------- ---------------------- ----------------------
        Delaware Corporate Bond Fund                        $376,262 earned        $312,860 earned        $298,016 earned
                                                            $59,032 paid           $63,122 paid           $19,331 paid
                                                            $317,230 waived        $249,739 waived        $278,685 waived
        --------------------------------------------------- ---------------------- ---------------------- ----------------------
        Delaware Delchester Fund                            $2,431,098 earned      $3,616,643 earned      $6,209,644 earned
                                                            $2,431,098 paid        $3,160,353 paid        $5,962,747 paid
                                                            $0 waived              $456,290 waived        $246,897 waived
        --------------------------------------------------- ---------------------- ---------------------- ----------------------
        Delaware Extended Duration Bond Fund                $372,587 earned        $360,038 earned        $333,632 earned
                                                            $79,774 paid           $56,866 paid           $70,733 paid
                                                            $292,813 waived        $303,171 waived        $262,899 waived
        --------------------------------------------------- ---------------------- ---------------------- ----------------------
        Delaware High-Yield Opportunities Fund              $229,359 earned        $215,769 earned        $177,604 earned
                                                            $119,379 paid          $0 paid                $104,175 paid
                                                            $109,980 waived        $33,313 waived         $73,429 waived
        --------------------------------------------------- ---------------------- ---------------------- ----------------------
        Delaware Strategic Income Fund                      $175,108 earned        $190,553 earned        $254,595 earned
                                                            $0 paid                $0 paid                $-0- paid
                                                            $175,108 waived        $190,553 waived        $254,595 waived
        ------------------------------------------------------------------------------------------------------------------------

         The Manager has entered into a Sub-Advisory Agreement with Delaware International Advisers Ltd. (the "Sub-Advisor") on behalf of Delaware Strategic Income Fund. Subject to the overall supervision of the Manager, the Sub-Advisor manages the international sector of Delaware Strategic Income Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Advisor a fee equal to one-third of the investment management fees paid to the Manager under the terms of the Investment Management Agreement. For the fiscal years ended July 31, 2000, 2001 and 2002 no fees were paid to the Sub-Advisor as a result of the waiver of fees by the Manager.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all trustees, officers and employees of each Fund who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor for the Funds under Distribution Agreements dated September 29, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as each Fund's financial intermediary wholesaler pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware VIP Trust sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule.

  -----------------------------------------------------------------------------------------------------------
       Aggregate Value of Wholesaler Product Sales in                  Compensation Paid to LFD
                         Calendar Year                          (% of NAV of Fund shares sold by LFD)
  --------------------------------------------------------- -------------------------------------------------
  $3.75 billion or less                                                          0.45%
  --------------------------------------------------------- -------------------------------------------------
  More than $3.75 billion, but less than $4.5 billion                            0.50%
  --------------------------------------------------------- -------------------------------------------------
  $4.5 billion and above                                                         0.55%
  -----------------------------------------------------------------------------------------------------------

       In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Shareholder Services Agreement dated as of April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Income Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Income Funds hold identical positions in each of the other funds available from the Delaware Investments family. As of September 30, 2002, the Trust's officers and trustees, as a group, owned less than 1% of each of the Institutional Class, Class A Shares, B Shares and C Shares of Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund.

         As of September 30, 2002, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares of each Fund. With the exception of Delaware Management Company Employee Profit Sharing Trust, Management does not have knowledge of beneficial owners. As of September 30, 2002, no one account held 25% or more of the outstanding shares of Income Funds.

------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                 Share Amount        Percentage
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Corporate Bond Fund B   Merrill Lynch, Pierce, Fenner, & Smith                      328,801.170           13.47%
Class                            For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Corporate Bond Fund C   Merrill Lynch, Pierce, Fenner, & Smith                      421,755.000           32.98%
Class                            For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- ---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                  Share Amount        Percentage
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester Fund B       Merrill Lynch, Pierce, Fenner, & Smith                      2,637,069.340            9.16%
Class                            For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97D22
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester Fund C       Merrill Lynch, Pierce, Fenner, & Smith                        473,371.090           11.19%
Class                            For the Sole Benefit of Its Customers
                                 SEC #97H02 Attn: Fund Administration
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester Fund         Barclays Bank PLC                                           1,606,215.830           34.06%
Institutional Class              12 E. 49th Street
                                 New York, NY 10017-1028

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Nationwide Life Insurance Company                           1,470,448.990           31.18%
                                 Nationwide QPVA
                                 c/o IPO Portfolio Accounting
                                 PO Box 182029
                                 Columbus, OH 43218-2029

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Charles Schwab & Co., Inc.                                    440,428.930            9.33%
                                 Attn:  Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122


-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMC Employee Profit Sharing Plan                           426,626.490            9.04%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                 Share Amount        Percentage
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                         83,367.780           11.66%
Bond Fund                        For the Sole Benefit of Its Customers
B Class                          Attn: Fund Administration SEC #97YJ5
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Donaldson Lufkin Jenrette                                      47,619.050            6.66%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                         88.228.480           28.93%
Bond Fund                        For the Sole Benefit of Its Customers
C Class                          Attn: Fund Administration SEC #97YN4
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Salomon Smith Barney, Inc.                                     38,418.650           12.60%
                                 00157725357
                                 333 West 34th Street, 3rd Floor
                                 New York, NY 10001-2483

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                  Share Amount        Percentage
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                        221,823.270            5.05%
Opportunities Fund               For the Sole Benefit of Its Customers
A Class                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                        517,071.620           18.63%
Opportunities Fund               For the Sole Benefit of Its Customers
B Class                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                        225,201.530           25.52%
Opportunities Fund               For the Sole Benefit of Its Customers
C Class                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 First Clearing Corporation                                    111,560.450           12.64%
                                 Account 8018-2485
                                 Neal Schneider Tr
                                 310 Old Farm Road
                                 Northfield, IL 60093-1041

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Ferris, Baker Watts, Inc.                                      97,887.630           11.09%
                                 Jacqueline M. Bittenbender
                                 A/C 1571-5701
                                 1816 Windfield Drive
                                 Longwood, FL 32779-2706

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                  Share Amount        Percentage
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Chase Manhattan Bank C/F                                      468,711.620           61.12%
Opportunities Fund               Delaware Group Foundation Fund
Institutional Class              Income Portfolio
                                 Attn: Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Chase Manhattan Bank C/F                                      297,199.570           38.75%
                                 Delaware Group Foundation Fund
                                 Balanced Portfolio
                                 Attn: Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   Merrill Lynch, Pierce, Fenner, & Smith                        311,824.810           10.06%
B Class                          Attn: Fund Administration SEC#97LM7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   Salomon Smith Barney, Inc.                                     53,299.990            6.67%
C Class                          00157725357
                                 333 West 34th Street, 3rd Floor
                                 New York, NY 10001-2483

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   RS NON Trust 401K Plan                                        395,320.240           61.98%
Institutional Class              National Elevator Industries 401(k) Plan
                                 Attn:  Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS 401k Plan                                                  155,608.950           24.40%
                                 Waterfield Group 401k Plan
                                 Attn:  Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMC Employee Profit Sharing Plan                            75,418.260           11.82%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------

         DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Income Funds are noted below along with their ages and their business experience for the past five years.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                 Position(s) Held                                                    Portfolios in
                                  with Delaware                                                       Fund Complex
Name, Address and                 Group Income     Length of Time      Principal Occupation(s)        Overseen by
Birthdate                            Funds             Served            During Past 5 Years            Trustee
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.(1)       Chairman and          1 Year        Since January 1, 2000, Mr.           89
2005 Market Street                   Trustee                            Haldeman has served in
Philadelphia, PA 19103-7094                                          various executive capacities
                                                                         at different times at
October 29, 1948                                                         Delaware Investments

                                                                       President/Chief Operating
                                                                       Officer/Director - United
                                                                           Asset Management
                                                                     (January 1998 - January 2000)

                                                                     Partner/Director - Cooke and
                                                                       Bieler, Inc. (Investment
                                                                              Management)
                                                                      (June 1974 - January 1998)

-----------------------------------------------------------------------------------------------------------------------
David K. Downes(2)              President, Chief      9 Years -        Mr. Downes has served in            107
2005 Market Street                  Executive         Executive            various executive
Philadelphia, PA 19103-7094      Officer, Chief        Officer          capacities at different
                                    Financial                        times at Delaware Investments
January 8, 1940                    Officer and        2 Years -
                                     Trustee           Trustee






-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
Walter P. Babich                     Trustee           13 Years        Board Chairman - Citadel            107
460 North Gulph Road                                                      Constructors, Inc.
King of Prussia, PA 19406                                                  (1989 - Present)

October 1, 1927

-----------------------------------------------------------------------------------------------------------------------
John H. Durham                       Trustee          23 Years(3)          Private Investor                107
P.O. Box 819
Gwynedd Valley, PA 19437

August 7, 1937


-----------------------------------------------------------------------------------------------------------------------
John A. Fry                          Trustee            1 Year          President - Franklin &             89
P.O. Box 3003                                                              Marshall College
Lancaster, PA 17604                                                      (June 2002 - Present)

May 28, 1960                                                          Executive Vice President -
                                                                      University of Pennsylvania
                                                                       (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------


                                    Other
Name, Address and               Directorships
Birthdate                      Held by Trustee
--------------------------------------------------
Interested Trustees
--------------------------------------------------
Charles E. Haldeman, Jr.(1)           None
2005 Market Street
Philadelphia, PA 19103-7094

October 29, 1948











--------------------------------------------------
David K. Downes(2)             Director/President
2005 Market Street                 - Lincoln
Philadelphia, PA 19103-7094         National
                                  Convertible
January 8, 1940                 Securities Fund,
                                      Inc.

                               Director/President
                                   - Lincoln
                                National Income
                                   Fund, Inc.

--------------------------------------------------
Independent Trustees
--------------------------------------------------
Walter P. Babich                      None
460 North Gulph Road
King of Prussia, PA 19406

October 1, 1927

--------------------------------------------------
John H. Durham                     Trustee -
P.O. Box 819                   Abington Memorial
Gwynedd Valley, PA 19437            Hospital

August 7, 1937                 President/Director
                                    - 22 WR
                                  Corporation
--------------------------------------------------
John A. Fry                        Director -
P.O. Box 3003                  Sovereign Bancorp
Lancaster, PA 17604
                                   Director -
May 28, 1960                     Sovereign Bank


--------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                 Position(s) Held                                                    Portfolios in
                                  with Delaware                                                       Fund Complex
Name, Address and                 Group Income     Length of Time      Principal Occupation(s)        Overseen by
Birthdate                            Funds             Served            During Past 5 Years            Trustee
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
-----------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                     Trustee           8 Years        Founder/Managing Director -          107
500 Fifth Avenue                                                      Anthony Knerr & Associates
New York, NY 10110                                                      (Strategic Consulting)
                                                                           (1990 - Present)
December 7, 1938

-----------------------------------------------------------------------------------------------------------------------
Ann R. Leven                         Trustee           12 Years         Treasurer/Chief Fiscal             107
785 Park Avenue                                                       Officer - National Gallery
New York, NY 10021                                                              of Art
                                                                             (1994 - 1999)
November 1, 1940





-----------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                    Trustee           6 Years         President/Chief Executive           107
200 South Fifth Street                                               Officer - MLM Partners, Inc.
Suite 2100                                                             (Small Business Investing
Minneapolis, MN 55402                                                       and Consulting)
                                                                       (January 1993 - Present)
February 25, 1936







-----------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                     Trustee           2 Years        Vice President/Treasurer -           107
Building 220-13W-37                                                         3M Corporation
St. Paul, MN 55144                                                       (July 1995 - Present)

July 31, 1948                                                        Ms. Yeomans has held various
                                                                      management positions at 3M
                                                                        Corporation since 1983.

-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------


                                      Other
Name, Address and                 Directorships
Birthdate                        Held by Trustee
--------------------------------------------------
Independent Trustees (continued)
-------------------------------------------------
Anthony D. Knerr                       None
500 Fifth Avenue
New York, NY 10110

December 7, 1938

-------------------------------------------------
Ann R. Leven                        Director -
785 Park Avenue                      Recoton
New York, NY 10021                 Corporation

November 1, 1940                    Director -
                                  Systemax Inc.

                                 Director - Andy
                                Warhol Foundation

-------------------------------------------------
Thomas F. Madison                   Director -
200 South Fifth Street               Valmont
Suite 2100                       Industries Inc.
Minneapolis, MN 55402
                                  Director - ACI
February 25, 1936               Telecentrics Inc.

                                    Director -
                                Digital River Inc.

                                Director - Rimage
                                   Corporation

-------------------------------------------------
Janet L. Yeomans                       None
Building 220-13W-37
St. Paul, MN 55144

July 31, 1948



-------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                 Position(s) Held                                                    Portfolios in
                                  with Delaware                                                       Fund Complex
Name, Address and                 Group Income     Length of Time      Principal Occupation(s)        Overseen by
Birthdate                            Funds             Served            During Past 5 Years            Trustee
-----------------------------------------------------------------------------------------------------------------------
Officers
-----------------------------------------------------------------------------------------------------------------------
William E. Dodge                 Executive Vice        2 Years       Executive Vice President and          107
2005 Market Street                President and                       Chief Investment Officer -
Philadelphia, PA 19103-7094     Chief Investment                     Equity - Delaware Investment
                                Officer - Equity                         Advisers, a series of
June 29, 1949                                                        Delaware Management Business
                                                                                 Trust
                                                                        (April 1999 - Present)

                                                                        President, Director of
                                                                         Marketing and Senior
                                                                     Portfolio Manager - Marvin &
                                                                           Palmer Associates
                                                                        (Investment Management)
                                                                      (August 1996 - April 1999)

-----------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll(4)              Executive Vice         1 Year       Executive Vice President and          107
2005 Market Street                President and                         Head of Fixed-Income -
Philadelphia, PA 19103-7094          Head of                              Delaware Investment
                                  Fixed-Income                           Advisers, a series of
March 10, 1963                                                       Delaware Management Business
                                                                                 Trust
                                                                        (August 2000 - Present)

                                                                       Senior Vice President and
                                                                       Director of Fixed-Income
                                                                       Process - Conseco Capital
                                                                              Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                      NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------
Richard J. Flannery              Executive Vice        5 Years        Mr. Flannery has served in           107
2005 Market Street                 President,                        various executive capacities
Philadelphia, PA 19103-7094      General Counsel                         at different times at
                                    and Chief                            Delaware Investments
September 30, 1957               Administrative
                                     Officer

-----------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                Senior Vice         9 Years         Ms. Maestro has served in           107
2005 Market Street                 President,                        various executive capacities
Philadelphia, PA 19103-7094      Deputy General                          at different times at
                                   Counsel and                           Delaware Investments
November 26, 1957                   Secretary

-----------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                  Senior Vice         6 Years         Mr. Bishof has served in            107
2005 Market Street                President and                      various executive capacities
Philadelphia, PA 19103-7094         Treasurer                            at different times at
                                                                         Delaware Investments
August 18, 1962

-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------


                                      Other
Name, Address and                 Directorships
Birthdate                        Held by Trustee
---------------------------------------------------
Officers
---------------------------------------------------
William E. Dodge                       None
2005 Market Street
Philadelphia, PA 19103-7094

June 29, 1949






---------------------------------------------------
Jude T. Driscoll(4)                    None
2005 Market Street
Philadelphia, PA 19103-7094

March 10, 1963









---------------------------------------------------
Richard J. Flannery                    None
2005 Market Street
Philadelphia, PA 19103-7094

September 30, 1957


---------------------------------------------------
Richelle S. Maestro                    None
2005 Market Street
Philadelphia, PA 19103-7094

November 26, 1957

---------------------------------------------------
Michael P. Bishof                      None
2005 Market Street
Philadelphia, PA 19103-7094

August 18, 1962

---------------------------------------------------

(1) Mr. Haldeman was considered to be an "Interested Trustee" because he was an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his positions with the Fund and Delaware Investments. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Downes is considered to be an "interested Trustee" because he is an executive officer of Delaware Group Income Funds' manager, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

         Following is additional information regarding investment professionals affiliated with Delaware Group Income Funds.

------------------------------------------------------------------------------------------------------------------------------------
Name, Address and               Position(s) Held with Delaware                                 Principal Occupation(s) During Past
Birthdate                             Group Income Funds             Length of Time Served                  5 Years
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Joanna Bates                         Senior Portfolio Manager              12 Years              During the past five years, Ms.
2005 Market Street                                                                                 Bates has served in various
Philadelphia, PA 19103-7094                                                                     capacities at different times at
                                                                                                     Delaware International
March 14, 1960

------------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist                    Senior Vice President and Senior           2 Years             Senior Vice President and Senior
2005 Market Street                       Portfolio Manager                                        Portfolio Manager - Delaware
Philadelphia, PA 19103-7094                                                                     Investment Advisers, a series of
                                                                                               Delaware Management Business Trust
March 22, 1971                                                                                          (2000 - Present)

                                                                                              Senior Vice President, Senior Trader
                                                                                               and Corporate Specialist - Conseco
                                                                                                       Capital Management
                                                                                                          (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                          Vice President and Senior              9 Years              During the past five years, Mr.
2005 Market Street                       Portfolio Manager                                        Grillo has served in various
Philadelphia, PA 19103-7094                                                                     capacities at different times at
                                                                                                      Delaware Investments
May 16, 1959

------------------------------------------------------------------------------------------------------------------------------------
Christopher A. Moth               Director of Investment Strategy          10 Years           During the past five years, Mr. Moth
2005 Market Street                                                                             has served in various capacities at
Philadelphia, PA 19103-7094                                                                        different times at Delaware
                                                                                                          International
October 17, 1967

------------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe                 Vice President - Senior High Yield          2 Years           Vice President and Senior High Yield
2005 Market Street                            Trader                                              Trader - Delaware Investment
Philadelphia, PA 19103-7094                                                                      Advisers, a series of Delaware
                                                                                                Management Business Trust (2000 -
September 18, 1970                                                                                          Present)

                                                                                               Portfolio Manager - Conseco Capital
                                                                                                     Management (1996 -2000)
------------------------------------------------------------------------------------------------------------------------------------
David G. Tilles                 Managing Director, Chief Invetment         11 Years              During the past five years, Mr.
2005 Market Street                            Officer                                                 Tilles has served in various
Philadelphia, PA 19103-7094                                                                         capacities at different times at
                                                                                                         Delaware International
February 17, 1952
------------------------------------------------------------------------------------------------------------------------------------

        The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Aggregate Dollar Range of Equity
                                                                                      Securities in All Registered Investment
                                                                                      Companies Overseen by Trustee in Family
Name                               Dollar Range of Equity Securities in the Fund              of Investment Companies
-------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                               none                                        Over $100, 000
-------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                        none                                        Over $100, 000
-------------------------------------------------------------------------------------------------------------------------------
Walter A. Babich                   Delaware High-Yield Opportunities Fund - Over                   Over $100, 000
                                                     $100,000
-------------------------------------------------------------------------------------------------------------------------------
John H. Durham                       Delaware Delchester Fund - Over $100,000                      Over $100, 000
                                   Delaware High-Yield Opportunities Fund - Over
                                                     $100,000
-------------------------------------------------------------------------------------------------------------------------------
John A. Fry                                            none                                             none
-------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                       none                                      $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                           none                                        Over $100, 000
-------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                                      none                                      $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                       none                                             none
-------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Income Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended July 31, 2002 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 2002. Only the independent trustees of Income Funds receive compensation from Income Funds.

------------------------------------------------------------------------------------------------------------------------
                                                Pension Retirement
                                 Aggregate      Benefits Accrued as    Estimated Annual      Total Compensation from
                               Compensation        Part of Trust        Benefits Upon          Delaware Investments
Name                          from the Trust         Expenses           Retirement(1)         Investment Companies(2)
                              --------------         --------           ------------          -----------------------
------------------------------------------------------------------------------------------------------------------------
Walter B. Babich                 $2,879                None                $55,000                   $91,489
------------------------------------------------------------------------------------------------------------------------
John H. Durham                   $2,501                None                $55,000                   $77,156
------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                 $2,520                None                $55,000                   $81,364
------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                     $2,810                None                $55,000                   $81,989
------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                $2,694                None                $55,000                   $79,156
------------------------------------------------------------------------------------------------------------------------
John A. Fry                      $2,501                None                $44,362                   $34,347
------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                 $2,694                None                $55,000                   $72,261
------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee/Director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to Trustees/Directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of July 31, 2002, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee or director based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held five meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not meet during the Trust's last fiscal year.

GENERAL INFORMATION

         The Trust is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Income Funds was originally organized as a Delaware corporation in 1970. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on September 29, 1999.

         The Manager is the investment manager of Income Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager, and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. The Manager or Delaware International Advisers Ltd. Also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by ten leading money managers. See Delaware VIP Trust, in Appendix B.

       The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial Intermediary Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial Intermediary Distributor are on public file with, and are available from, the SEC.

       The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

--------------------------------------------------------------------------------------------------------------------
                                      Delaware Delchester Fund Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/02                       $122,527                    $103,737                      $18,790
           7/31/01                       $370,028                    $315,455                      $54,573
           7/31/00                       $699,743                    $591,726                     $108,017
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                   Delaware Strategic Income Fund Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/02                        $13,448                     $11,358                       $2,090
           7/31/01                        $24,164                     $19,817                       $4,347
           7/31/00                        $48,877                     $41,487                       $7,390
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                               Delaware High-Yield Opportunities Fund Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/02                        $35,413                      $6,911                      $28,502
           7/31/01                        $42,369                      $9,532                      $32,837
           7/31/00                        $49,782                     $41,901                       $7,881
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                    Delaware Corporate Bond Fund Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/02                       $130,898                    $110,199                      $20,699
           7/31/01                        $30,633                     $25,650                       $4,983
           7/31/00                        $20,645                     $17,982                       $2,663
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                Delaware Extended Duration Bond Fund Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/02                        $27,667                     $23,424                       $4,243
           7/31/01                        $17,553                     $14,646                       $2,907
           7/31/00                         $7,022                      $5,958                       $1,064
--------------------------------------------------------------------------------------------------------------------

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Delaware
                            Delaware         Delaware Strategic     Delaware High-Yield      Corporate        Delaware Extended
                           Delchester           Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
   Fiscal Year Ended     Class A Shares        Class A Shares          Class A Shares      Class A Shares       Class A Shares
   -----------------     --------------        --------------          --------------      --------------       --------------
       7/31/02                   $0                  $0                      $0                   $0                   $0
       7/31/01                 $908                 $124                    $17                  $201                 $-0-
       7/31/00               $4,144                 $-0-                   $407                  $-0-                 $-0-
------------------------------------------------------------------------------------------------------------------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Delaware
                            Delaware         Delaware Strategic     Delaware High-Yield      Corporate        Delaware Extended
                           Delchester           Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
   Fiscal Year Ended     Class B Shares        Class B Shares          Class B Shares      Class B Shares       Class B Shares
   -----------------     --------------        --------------          --------------      --------------       --------------
       7/31/02              $431,469                $42,778               $43,484              $48,606                $3,237
       7/31/01              $798,376                $55,254               $35,268              $11,162                $1,649
       7/31/00            $1,510,493               $102,885               $20,817              $10,559                $2,309
------------------------------------------------------------------------------------------------------------------------------------

         The Distributor received CDSC payments with respect to each Fund as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Delaware
                            Delaware         Delaware Strategic     Delaware High-Yield      Corporate        Delaware Extended
                           Delchester           Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
   Fiscal Year Ended     Class C Shares        Class C Shares          Class C Shares      Class C Shares       Class C Shares
   -----------------     --------------        --------------          --------------      --------------       --------------
       7/31/02                $1,879                   $548                  $1,079            $1,407                   $588
       7/31/01                $4,206                   $471                  $3,130              $315                    $58
       7/31/00               $28,608                 $1,072                 $15,613              $792                   $232
------------------------------------------------------------------------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating a Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Income Funds to delete the words "Delaware Group" from a Fund's name.

         JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, JPMorgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Income Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Until September 30, 1996, Income Funds operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds offered Strategic Income Fund series, beginning December 27, 1996 offered the Delaware High-Yield Opportunities Fund series and beginning September 14, 1998 offered Delaware Corporate Bond Fund series and Delaware Extended Duration Bond Fund series. Beginning August 16, 1999, Delchester Fund changed its name and its classes' names to Delaware Delchester Fund; Strategic Income Fund changed its name and its classes' names to Delaware Strategic Income Fund; High-Yield Opportunities Fund changed its name and its classes' names to Delaware High-Yield Opportunities Fund; Corporate Bond Fund changed its name and its classes' names to Delaware Corporate Bond Fund; and Extended Duration Bond Fund changed its name and its classes' names to Delaware Extended Duration Bond Fund. Effective as of September 29, 1999, Delaware Group Income Funds, Inc. changed its name to Delaware Group Income Funds.

Noncumulative Voting
         Income Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Income Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Income Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets (and Statement of Assets and Liabilities, as applicable), Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 2002, are included in the Funds' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--RATINGS

General Rating Information

Bonds
         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

------------------------------------------------------------------------------------------------------------------------------
Moody's Investors               Aaa            Highest quality, smallest degree of investment risk.
Service, Inc.
------------------------------------------------------------------------------------------------------------------------------
                                Aa             High quality; together with Aaa bonds, they compose the high-grade bond group.
------------------------------------------------------------------------------------------------------------------------------
                                A              Upper-medium-grade obligations; many favorable investment attributes.
------------------------------------------------------------------------------------------------------------------------------
                                Baa            Medium-grade obligations; neither highly protected nor poorly secured.
                                               Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.
------------------------------------------------------------------------------------------------------------------------------
                                Ba             More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.
------------------------------------------------------------------------------------------------------------------------------
                                B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
------------------------------------------------------------------------------------------------------------------------------
                                Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
------------------------------------------------------------------------------------------------------------------------------
                                Ca             Speculative in high degree; could be in default or have other marked shortcomings.
------------------------------------------------------------------------------------------------------------------------------
                                C              Lowest rated.  Extremely poor prospects of ever attaining investment standing.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's               AAA            Highest rating; extremely strong capacity to pay principal and interest.
------------------------------------------------------------------------------------------------------------------------------
                                AA             High quality; very strong capacity to pay principal and interest.
------------------------------------------------------------------------------------------------------------------------------
                                A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
------------------------------------------------------------------------------------------------------------------------------
                                BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------
                                BB, B,         Predominantly speculative with respect to the issuer's capacity to meet
                                CCC, CC        required interest and principal payments. BB-lowest degree of speculation;
                                               CC-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
------------------------------------------------------------------------------------------------------------------------------
                                D              In default.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fitch IBCA, Inc.                AAA            Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
------------------------------------------------------------------------------------------------------------------------------
                                AA             Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
------------------------------------------------------------------------------------------------------------------------------
                                A              High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------
                                BBB            Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
------------------------------------------------------------------------------------------------------------------------------
                                BB,            Not investment grade; predominantly speculative with respect to the issuer's
                                CCC,           capacity to repay interest and repay principal in accordance with the terms of
                                CC, C          the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Commercial Paper
------------------------------------------------------------------------------------------------------------------------------
Moody's                                  S&P                                    Fitch
------------------------------------------------------------------------------------------------------------------------------
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality      -------------------------------------------------------------------------------------
                                         A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
State and Municipal Notes
------------------------------------------------------------------------------------------------------------------------------
Moody's                                  S&P                                    Fitch
------------------------------------------------------------------------------------------------------------------------------
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
                                         SP1       Strong grade                 F-1        Very strong quality
------------------------------------------------------------------------------- F-2        Good credit quality
MIG2/                                    SP2       Satisfactory grade           F-3        Fair credit quality
VMIG2            High quality            SP3       Speculative grade            F-S        Weak credit quality
----------------------------------------
MIG3/
VMIG3            Favorable quality
------------------------------------------------------------------------------------------------------------------------------
MIG4/
VMIG4            Adequate quality
----------------------------------------
SG               Speculative quality
------------------------------------------------------------------------------------------------------------------------------

Earnings and Dividend Rankings for Common Stocks
             Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

             Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

             Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

             The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

             Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

             The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

     ------------------------------------------------------------------------
     A+      Highest          B+   Average           C  Lowest
     ------------------------------------------------------------------------
     A       High             B    Below Average     D  In Reorganization
     ------------------------------------------------------------------------
     A-      Above Average    B-   Lower
     ------------------------------------------------------------------------

          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

---------------------------------------------------------------------------------------------------------------------------
Preferred Stock Rating
---------------------------------------------------------------------------------------------------------------------------

Moody's Investors Service,   Aaa        Considered to be a top-quality preferred stock.  This rating indicates good asset
Inc.                                    protection and the least risk of dividend impairment within the universe of preferred stocks.

---------------------------------------------------------------------------------------------------------------------------
                             Aa         Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
---------------------------------------------------------------------------------------------------------------------------
                             A          Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
---------------------------------------------------------------------------------------------------------------------------
                             Baa        Considered to be medium-grade, neither highly protected nor poorly secured.
                                        Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
---------------------------------------------------------------------------------------------------------------------------
                             Ba         Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
---------------------------------------------------------------------------------------------------------------------------
                             B          Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
---------------------------------------------------------------------------------------------------------------------------
                             Caa        Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
---------------------------------------------------------------------------------------------------------------------------
                             Ca         Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
---------------------------------------------------------------------------------------------------------------------------
                             C          The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's            AAA        Has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
---------------------------------------------------------------------------------------------------------------------------
                             AA         Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
---------------------------------------------------------------------------------------------------------------------------
                             A          Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
---------------------------------------------------------------------------------------------------------------------------
                             BBB        Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
---------------------------------------------------------------------------------------------------------------------------
                             BB,B,      Regarded, on balance, as predominantly speculative with respect to
                             CCC        the  issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
---------------------------------------------------------------------------------------------------------------------------
                             CC         Reserved for a preferred stock issue in
                                        arrears on dividends or sinking fund
                                        payments but that is currently paying.
---------------------------------------------------------------------------------------------------------------------------
                             C          A non-paying issue.
                             D          A  non-paying issue with the issuer in default on debt instruments.
                             NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
---------------------------------------------------------------------------------------------------------------------------

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Delaware VIP Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Delaware VIP Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                                               PART C

                                                          Other Information


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Item 23.       Exhibits

                         (a)     Agreement and Declaration of Trust.

                                 (1)      Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                                 (2)      Certificate of Trust (December 17, 1998) incorporated into this filing by reference to
                                          Post-Effective Amendment No. 61 filed July 29, 1999.


                         (b)     By-Laws.  By-Laws (December 17, 1998) incorporated into this filing by reference to
                                 Post-Effective Amendment No. 61 filed July 29, 1999.

                         (c)     Copies of All Instruments Defining the Rights of Holders.

                                 (1)      Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and
                                          Declaration of Trust incorporated into this filing by reference to Post-Effective
                                          Amendment No. 61 filed July 29, 1999.

                                 (2)      By-Laws.  Article II of By-Laws incorporated into this filing by reference to
                                          Post-Effective Amendment No. 61 filed July 29, 1999.

                         (d)     Investment Management Agreement and Sub-Advisory Agreement.

                                 (1)      Executed Investment Management Agreement (September 29, 1999) between Delaware Management
                                          Company and the Registrant attached as Exhibit.

                                 (2)      Executed Sub-Advisory Agreement (September 29, 1999) between Delaware International
                                          Advisers Ltd. And Delaware Management Company on behalf of Delaware Strategic Income
                                          Fund attached as Exhibit.

                         (e)     (1)      Distribution Agreement.

                                          (i)       Executed Distribution Agreement (April 19, 2001) between Delaware Distributors,
                                                    L.P. and the Registrant attached as Exhibit.

                                          (ii)      Executed Financial Intermediary Distribution Agreement (January 1, 2001) between
                                                    Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc.
                                                    incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                                          (iii)     Executed Appendix A (December 20, 2001) to the Financial Intermediary
                                                    Distribution Agreement attached as Exhibit.

                                 (2)      Dealer's Agreement. Dealer's Agreement (December 20, 2001) attached as Exhibit.

                                 (3)      Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                          2000) attached as Exhibit.

                                 (4)      Registered Investment Advisers Agreement. Registered Investment Advisers Agreement
                                          (January 2001) attached as Exhibit.

                                 (5)      Bank/Trust Agreement. Bank/Trust Agreement (January 2001) attached as Exhibit.

                         (f)     Inapplicable.

                         (g)     Custodian Agreement.

                                 (1)      Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank (formerly The Chase
                                          Manhattan Bank) and the Registrant incorporated into this filing by reference to
                                          Post-Effective Amendment No. 53 filed July 17, 1996.

                                          (i)      Executed Amendment (July 1, 2001) to the Custodian Agreement between JPMorgan
                                                   Chase Bank (formerly The Chase Manhattan Bank) and the Registrant attached as Exhibit.

                                          (ii)     Executed Letter (December 27, 1996) to The Chase Manhattan Bank to add the
                                                   Delaware High-Yield Opportunities Fund to the Custodian Agreement between The
                                                   Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                                          (iii)    Executed Letter (September 14, 1998) to The Chase Manhattan Bank to add the
                                                   Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund to the
                                                   Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 63 filed September 29, 2000.

                                          (iv)     Executed Letter (September 24, 1998) to The Chase Manhattan Bank to add the
                                                   Strategic Income Fund to the Custodian Agreement between The Chase Manhattan
                                                   Bank and the Registrant incorporated into this filing by reference to
                                                   Post-Effective Amendment No. 63 filed September 29, 2000.

                                 (2)      Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank
                                          (formerly The Chase Manhattan Bank) and the Registrant attached as Exhibit.

                         (h)     Other Material Contracts.

                                 (1)      Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service
                                          Company, Inc. and the Registrant attached as Exhibit.

                                          (i)     Executed Schedule B (May 16, 2002) to the Shareholders Services Agreement attached as Exhibit.

                                 (2)      Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed September 27, 1996 and Post-Effective Amendment No. 59 filed July 2, 1998.

                                          (i)     Executed Schedule B (May 16, 2002) to the Delaware Group of Fund's Fund Accounting
                                                  Agreement attached as Exhibit.

                         (i)     Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                         (j)     Consent and Report of Auditors. Attached as Exhibit.

                       (k-l)     Inapplicable.

                         (m)     Plans under Rule 12b-1.

                                 (1)      Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                                 (2)      Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                                 (3)      Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                         (n)     Plan under Rule 18f-3. Plan under Rule 18f-3 (November 16, 2000) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                         (o)     Innapplicable.

                         (p)     Codes of Ethics.

                                 (1)      Code of Ethics for the Delaware Investments' Family of Funds attached as Exhibit.

                                 (2)      Codes of Ethics for Delaware Management Company (a series of Delaware Management Business
                                          Trust) and Delaware Distributors, L.P. attached as Exhibit.

                                 (3)      Code of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 65 filed September 28, 2001.

                         (q)     Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment
                                 No. 65 filed September 28, 2001.

Item 24.       Persons Controlled by or under Common Control with Registrant. None.

Item 25.       Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No.
               61 filed July 29, 1999.

Item 26.       Business and Other Connections of Investment Adviser.

     Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr.**                        Chief Executive Officer of Delaware Management Company, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and Delaware
                                                  General Management, Inc.

                                                  Chairman and Director of Delaware International Advisers Ltd.

                                                  Chairman of each fund in the Delaware Investments Family of Funds

                                                  Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Management
                                                  Company, Inc., Delaware International Holdings Ltd., Delaware Management
                                                  Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Lincoln Cash Management and
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Delaware Capital Management Inc.,
                                                  Retirement Financial Services, Inc., Delaware Distributors, Inc. and LNC
                                                  Administrative Services Corporation
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc., Retirement Financial Services, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments Family of Funds

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                                  Management, Inc.

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware Management
                                                  Business Trust, DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                                  Lincoln National Investment Companies, Inc. and Founders Holdings, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                                  Distributors, L.P. and Founders CBO Corporation

                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.

                                                  President and Director of Lincoln National Income Fund, Inc. and Lincoln
                                                  National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers, Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Retirement Financial Services, Inc.

                                                  Director of Delaware International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
William E. Dodge                                  Executive Vice President/Chief Investment Officer - Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delaware Capital Management, Inc., Lincoln National
                                                  Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                                  Funds

                                                  President/Chief Investment Officer - Equity of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust)

                                                  Executive Vice President of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll***                               Executive Vice President of Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc., Lincoln National Investment
                                                  Companies, Inc., Founders Holdings, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  President and Director of Founders CBO Corporation

                                                  Executive Vice President of Delaware Management Business Trust and Delaware
                                                  Lincoln Cash Management (a series of Delaware Management Business Trust)

                                                  Director of HYPPCO Finance Company Ltd.
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Lincoln National Investment Companies, Inc.,
                                                  Founders CBO Corporation and each fund in the Delaware Investments Family of
                                                  Funds

                                                  President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                                  President/Chief Executive Officer of Delaware Distributors, L.P.

                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc. and LNC Administrative Services
                                                  Corporation

                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd. and Founders Holdings, Inc.

                                                  Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors, L.P. and Founders
                                                  Holdings, Inc.

                                                  Senior Vice President/Treasurer of Founders CBO Corporation and each fund in the
                                                  Delaware Investments Family of Funds

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers, Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc., LNC Administrative Services Corporation and each fund in the
                                                  Delaware Investments Family of Funds

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
------------------------------------------------- --------------------------------------------------------------------------------
Ryan K. Brist                                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Vice President of Lincoln National Income Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research - Fundamental of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Deputy Chief Investment Officer - Fixed Income of
                                                  Delaware Management Company, Delaware Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Senior Vice President/Senior Portfolio Manager of Delaware Capital Management,
                                                  Inc.
------------------------------------------------- --------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Director of Delaware International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Delaware Capital Management,
                                                  Inc.

                                                  Senior Vice President/Equity Trading of Vantage Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research - Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Trustee of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/ Treasurer/Controller of Delaware Management Company,
                                                  Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Management
                                                  Company, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                                  General Management, Inc., Delaware Management Business Trust, Delaware
                                                  Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc. and LNC Administrative Services Corporation

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Treasurer/Corporate Controller of Delaware International
                                                  Holdings Ltd. and Founders Holdings, Inc.

                                                  Senior Vice President/Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation
------------------------------------------------- --------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Karina J. Istvan                                  Senior Vice President/Retail Investor Services of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Distributors, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, L.P. and
                                                  each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Deputy General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company,  Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Founders Holdings, Inc., Founders CBO Corporation,
                                                  Lincoln National Investment Companies, Inc., LNC Administrative Services
                                                  Corporation and each fund in the Delaware Investments Family of Funds

                                                  Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors, L.P.
                                                  and Delaware Distributors, Inc.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- --------------------------------------------------------------------------------
Susan L. Natalini                                 Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Service Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
David Starer (1)                                  Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst I of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Peter C. Andersen                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor                                   Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investment Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware
                                                  Investments U.S., Inc., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Founders Holdings, Inc., Founders CBO Corporation, Lincoln National Investment
                                                  Companies, Inc., LNC Administrative Services Corporation and each fund in the
                                                  Delaware Investments Family of Funds

                                                  Vice President/Taxation/Assistant Secretary of Vantage Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  Assistant Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/ Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Executive Vice President of Delaware General Management, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller - Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                                  Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware Distributor, L.P.,
                                                  Delaware Distributors, Inc., Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Vice President/Treasurer/Secretary of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael Morris                                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Adviser
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Philip O. Obazee (2)                              Vice President/Derivatives Managers of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Timothy L. Rabe                                   Vice President/High Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and Founders Holdings, Inc.

                                                  Vice President/High Yield Trader and Director of Founders CBO  Corporation
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation
------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President/Assistant Secretary of Delaware General Management, Inc.

                                                  Vice President of Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Retirement Financial Services, Inc. and LNC Administrative
                                                  Services Corporation

                                                  Vice President/Assistant Treasurer of Delaware Management Holdings, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc. and Vantage
                                                  Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager - Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Matthew J. Stephens                               Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, L.P. and Delaware Distributors, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge                                     Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright                                   Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

  *Business Address is 2005 Market Street, Philadelphia, PA 19103.
 **Mr. Haldeman was considered to be an "Interested Trustee" because he was an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his positions with the Fund and Delaware Investments. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
***Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.


------------------------------------------------------------------------------------------------------------------------------------
(1)      SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, Roseland, NJ, 1996-2001.
(2)      VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, Charlotte, NC, 1998-2001.
------------------------------------------------------------------------------------------------------------------------------------

     Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chairman and Director of Delaware International Advisers Ltd.  Chief Executive Officer of
                            Delaware Management Company, Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust) and Delaware General Management, Inc.  Chairman of each fund in the Delaware Investments family.  Chief Executive Officer and Director/Trustee of DMH Corp.,
                            Delaware Management Company, Inc., Delaware International Holdings Ltd., Delaware Management
                            Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings, Inc.
                            and Lincoln National Investment Companies, Inc.  President/Chief Executive Officer of
                            Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of
                            Delaware Management Business Trust).  Director of Delaware Service Company, Inc., Delaware
                            Capital Management Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.
--------------------------- -----------------------------------------------------------------------------------------------
**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**David G. Tilles           Chief Executive Officer, Managing Director and Chief Investment Officer of Delaware
                            International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Emberson             Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Kirk                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel G. May              Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Christopher A. Moth       Chief Investment Officer - Global Fixed Income & Currencies, Senior Portfolio Manager/Director
                            of Investment Strategy and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Fiona A. Barwick          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
**Joanna Bates              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Emma R. E. Lewis          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Senior Investment Research Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**James S. Beveridge        Senior Trading Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Senior Investment Research Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Michael R. Benaim         Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel A. Bliss            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Richard J. Ginty          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Ormala Krishnan           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Russell J. Mackie         Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Martin Moorman            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
*David K. Downes            Director of Delaware International Advisers Ltd. President of Delaware Management Company (a
                            series of Delaware Management Business Trust). Chairman/President/Chief Executive Officer and
                            Director/Trustee of Delaware Services Company, Inc. and Retirement Financial Services, Inc.
                            Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust Company.
                            President/Chief Executive Officer/Chief Financial Officer of each fund in the Delaware
                            Investments family. President/Chief Executive Officer and Director/Trustee of Delaware Capital
                            Management, Inc. President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                            of Delaware International Holdings Ltd. President/Chief Operating Officer and Director/Trustee
                            of Delaware General Management, Inc. President and Director of Delaware Management Company, Inc.
                            Executive Vice President/Chief Operating Officer/Chief Financial Officer and Director/Trustee of
                            DMH Corp., Delaware Distributors, Inc., Delaware Management Business Trust, Lincoln National
                            Investment Companies, Inc. and Founders Holdings, Inc. Executive Vice President/Chief Operating
                            Officer/Chief Financial Officer of Delaware Investment Advisers, Delaware Lincoln Investment
                            Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust),
                            Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Founders CBO Corporation.
                            Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust).
--------------------------- -----------------------------------------------------------------------------------------------
*John C.E. Campbell         Director of Delaware International Advisers Ltd. Executive Vice President/Global Marketing &
                            Client Services of Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                            Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management
                            Business Trust).
--------------------------- -----------------------------------------------------------------------------------------------
*George E. Deming           Director of Delaware International Advisers Ltd. Senior Vice President/Senior Portfolio Manager
                            of Delaware Management Company, Delaware Investment Advisers (each a series of Delaware
                            Management Business Trust) and each fund in the Delaware Investments family.
--------------------------- -----------------------------------------------------------------------------------------------

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
*Richard J. Flannery        Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd. Executive Vice
                            President/General Counsel/Chief Administrative Officer of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers,
                            Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., Lincoln National Investment Companies, Inc., Founders CBO Corporation
                            and each fund in the Delaware Investments family. President/Chief Executive Officer and Director of Delaware Distributors, Inc. President/Chief Executive Officer of Delaware Distributors, L.P.
                            Executive Vice President/General Counsel/Chief Administrative Officer and Director/Trustee of
                            DMH Corp., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                            Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company,
                            Delaware General Management, Inc., Delaware Management Business Trust, Delaware Investments
                            U.S., Inc. and DIAL Holding Company, Inc. Executive Vice President/General Counsel and Director
                            of Delaware International Holdings Ltd. and Founders Holdings, Inc. Limited Partner of Stonewall
                            Links, L.P. since 1991, Bulltown Rd., Elverson, PA; Director and Member of Executive Committee;
                            Membership Officer of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
--------------------------- -----------------------------------------------------------------------------------------------
   *  Business address of each is One Commerce Square, Philadelphia, PA 19103.
   ** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.


Item 27.       Principal Underwriters.

               (a)(1)       Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware
                            Investments family.

               (b)(1)       Information with respect to each officer or partner of principal underwriter:

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/Controller   Senior Vice President/ Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        Senior Vice President/Retail Investor
                                              Services                                     Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager - Fixed       None
                                              Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph T. Van Thuyne                          Vice President/Human Resource Generalist     None
--------------------------------------------- -------------------------------------------- -----------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103.

                (a)(2)     Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

                (b)(2)     Information with respect to each officer or partner of LFD:

--------------------------------------------- --------------------------------------------- ----------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD                Positions and Offices with Registrant
--------------------------------------------- --------------------------------------------- ----------------------------------------
Westley V. Thompson                           President/Chief Executive Officer/Director    None
--------------------------------------------- --------------------------------------------- ----------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating         None
                                              Officer/Director
--------------------------------------------- --------------------------------------------- ----------------------------------------
Stephen W. Long                               Senior Vice President                         None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Karen R. Matheson                             Senior Vice President/Chief Financial         None
                                              Officer/Chief Administrative Officer/
                                              Director
--------------------------------------------- --------------------------------------------- ----------------------------------------
Margaret Skinner                              Senior Vice President                         None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Phillip Cramer                                Vice President                                None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Frederick J. Crawford**                       Vice President/Treasurer                      None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Kim Miner                                     Vice President
--------------------------------------------- --------------------------------------------- ----------------------------------------
Therese M. Obringer                           Vice President/Chief Compliance Officer       None
--------------------------------------------- --------------------------------------------- ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*       2001 Market Street, Philadelphia, PA 19103.
**      1500 Market Street, Philadelphia, PA 19103.
------------------------------------------------------------------------------------------------------------------------------------

Item 28.       Location of Accounts and Records.

               All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 29.       Management Services. None.

Item 30.       Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 10th day of October, 2002.

                                           DELAWARE GROUP INCOME FUNDS

                                                By: /s/ Charles E. Haldeman, Jr.
                                                    ----------------------------
                                                        Charles E. Haldeman, Jr.
                                                             Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                            Title                                 Date
--------------------------------------------------  -----------------------------------------------   ------------------------------

/s/ David K. Downes                                 President/Chief Executive Officer/                      October 10, 2002
--------------------------------------------------  Chief Financial Officer (Principal
David K. Downes                                     Executive Officer/Principal Accounting
                                                    Officer) and Trustee

/s/ Charles E. Haldeman, Jr.                        Chairman and Trustee                                    October 10, 2002
--------------------------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich                             *  Trustee                                                 October 10, 2002
--------------------------------------------------
Walter P. Babich

/s/ John H. Durham                               *  Trustee                                                 October 10, 2002
--------------------------------------------------
John H. Durham

/s/ John A. Fry                                  *  Trustee                                                 October 10, 2002
--------------------------------------------------
John A. Fry

/s/ Anthony D. Knerr                             *  Trustee                                                 October 10, 2002
--------------------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                                 *  Trustee                                                 October 10, 2002
--------------------------------------------------
Ann R. Leven

/s/ Thomas F. Madison                            *  Trustee                                                 October 10, 2002
--------------------------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans                             *  Trustee                                                 October 10, 2002
--------------------------------------------------
Janet L. Yeomans

                                  *By: /s/ Charles E. Haldeman, Jr.
                                       ------------------------------
                                         Charles E. Haldeman, Jr.
                                         as Attorney-in-Fact for
                                      each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                             Exhibit
-----------                             -------
EX-99.D1                                Executed Investment Management Agreement (September 29, 1999) between Delaware Management
                                        Company and the Registrant

EX-99.D2                                Executed Sub-Advisory Agreement (September 29, 1999) between Delaware International Advisers
                                        Ltd. and Delaware Management Company on behalf of Delaware Strategic Income Fund

EX-99.E1i                               Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the
                                        Registrant

EX-99.E1iii                             Executed Appendix A (December 20, 2001) to the Financial Intermediary Distribution Agreement

EX-99.E2                                Dealer's Agreement (December 20, 2001)

EX-99.E3                                Vision Mutual Fund Gateway Agreement (November 2000)

EX-99.E4                                Registered Investment Advisers Agreement (January 2001)

EX-99.E5                                Bank/Trust Agreement (January 2001)

EX-99.G1i                               Executed Amendment (July 1, 2001) to the Custodian Agreement between JPMorgan Chase Bank
                                        (formerly The Chase Manhattan Bank) and the Registrant

EX-99.G2                                Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank
                                        (formerly The Chase Manhattan Bank) and the Registrant

EX-99.H1                                Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company,
                                        Inc. and the Registrant

EX-99.H1i                               Executed Schedule B (May 16, 2002) to the Shareholders Services Agreement

EX-99.H2i                               Executed Schedule B (May 16, 2002) to the Delaware Group of Fund's Fund Accounting Agreement

EX-99.J                                 Consent and Report of Auditors

EX-99.P1                                Code of Ethics for Delaware Investments' Family of Funds.

EX-99.P2                                Codes of Ethics for Delaware Management Company (a series of Delaware Management Business trust) and Delaware Distributors, L.P.